                                                     ---------------------------
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                                                     ---------------------------
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                                                     hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03826

                                AIM Sector Funds
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 3/31

Date of reporting period: 09/30/05

Item 1. Reports to Stockholders.

                                                                 AIM ENERGY FUND

                          Semiannual Report to Shareholders . September 30, 2005


                                  [COVER IMAGE]

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM ENERGY FUND SEEKS CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of September 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Effective October 21, 2005, after the close of the reporting period, Class K shares were converted to Class A shares.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. Portfolio turnover is greater than that of most funds, which may affect performance.

.. Investing in smaller companies involves greater risk than investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the Fund's overall performance.

.. Short-term fluctuations in commodity prices may influence Fund returns and increase price fluctuations of Fund shares.

.. The businesses in which the Fund invests may be adversely affected by foreign governments and federal or state regulation of energy production, distribution and sale.

ABOUT INDEXES USED IN THIS REPORT

.. The Dow Jones U.S. Energy Index measures the performance of energy companies within the United States. The index maintains an approximate weighting of 95% in U.S. coal, oil and drilling, and pipeline companies.

.. The unmanaged Lipper Natural Resources Fund Index represents an average of the 10 largest natural resources funds tracked by Lipper, Inc., an independent mutual fund performance monitor, and is considered representative of natural resources stocks.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request,

Continued on Page 5

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED           MAY LOSE VALUE        NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

------------------------------------
FUND NASDAQ SYMBOLS

Class A Shares                 IENAX
Class B Shares                 IENBX
Class C Shares                 IEFCX
Investor Class Shares          FSTEX
------------------------------------

AIM ENERGY FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

[GRAHAM PHOTO]      The six-month period covered by this report was a good one for the vast majority of investors. Equity and fixed-income indexes, including municipal bond indexes, delivered positive total returns. Solid economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. In the short run, it appeared that hurricanes Katrina and Rita, which heavily damaged parts of the Gulf Coast as the reporting period was ending, had inflicted little damage on the U.S. economy, though it may take some time before the full impact of the storms is known.

ROBERT H. GRAHAM      For a discussion of how market conditions affected your
                    Fund and how the Fund was managed during the reporting period, please turn to Page 3.

                    ADDITIONAL INFORMATION IN THIS REPORT

[WILLIAMSON PHOTO]  We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the semiannual report on your Fund dated one year ago. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last October.

MARK H. WILLIAMSON    Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                      One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 7 and 8.

                      Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM               /s/ MARK H. WILLIAMSON

                    Robert H. Graham                   Mark H. Williamson
                    President &                        President,
                    Vice Chair, AIM Funds              A I M Advisors, Inc.

                    November 14, 2005

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM ENERGY FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

[CROCKETT PHOTO]      At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

 BRUCE L. CROCKETT    Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this semiannual report on Pages 7 and 8. I encourage you to review it.

                      Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                      Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                      At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                      Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    November 14, 2005

AIM ENERGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Your Fund posted impressive gains for the reporting period as energy stocks, boosted by burgeoning oil and natural gas prices, generally outperformed other market segments by a wide margin.

     The Fund far outperformed the broad-based S&P 500 Index because most other sectors of the stock market were adversely affected by rising energy costs. Your portfolio outperformed the Dow Jones U.S. Energy Index because it had a much lower weighting in Exxon-Mobil, a stock that struggled during the reporting period.

     While we are pleased to have provided strong short-term returns for our investors, we are even more pleased with the Fund's long-term performance, which can be found on Page 5.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-9/30/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                            31.77%

Class B Shares                            31.30

Class C Shares                            31.28

Class K Shares                            31.66

Investor Class Shares                     31.82

S&P 500 Index
(Broad Market Index)                       5.02

Dow Jones U.S. Energy Index
(Style-specific Index)                    22.31

Lipper Natural Resources Fund Index
(Peer Group Index)                        29.75

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

HOW WE INVEST

Your Fund invests in companies involved in the exploration, production, transportation, refining and marketing of oil, natural gas and other forms of energy.

     We seek to own firms with the potential to increase production through exploration or innovation. We believe companies with an increasing production profile that can control costs may earn a high rate of return, enabling them to grow earnings independent of oil and natural gas prices.


     We select stocks based on quantitative and fundamental analysis of individual companies. Quantitative analysis focuses on free cash flow, return on capital and output.

Fundamental analysis focuses on reviewing the management team and the competitive environment.

     Typically, we hold 30 to 40 stocks. The limited number of positions allows us to get to know company management, the business structure and how the company's products and services fit into the energy value chain--the process that moves oil and natural gas from the ground to the consumer.

     We control risk by:

.. diversifying across most industries and sub-industries within the energy sector

..  avoiding concentration of assets in a small number of stocks

.. maintaining a reasonable cash position to avoid having to sell stocks during market downturns

     We may sell or reduce our position in a stock when:

.. its valuation, in our opinion, becomes excessive in comparison to similar investment opportunities

..  the company reports disappointing earnings or its fundamentals deteriorate

..  we identify a more attractive opportunity

MARKET CONDITIONS AND YOUR FUND

Despite impressive corporate earnings, key stock market indexes generally posted only modest gains for the reporting period amid concerns about rising interest rates and fuel costs and the long-term economic effects of two devastating

                                                                     (continued)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*

By Industry

                                             1. Valero Energy Corp.              4.4%
              [PIE CHART]                    2. Grant Prideco, Inc.              4.0
Oil & Gas Equipment & Services        25.5%  3. BP PLC-ADR (United Kingdom)      4.0
Oil & Gas Exploration & Production    20.5%  4. National-Oilwell Varco Inc.      3.9
Oil & Gas Drilling                    10.2%  5. Apache Corp.                     3.8
Oil & Gas Refining & Marketing         6.4%  6. Schlumberger Ltd.                3.5
Oil & Gas Storage & Transportation     5.1%  7. ConocoPhillips                   3.2
Coal & Consumable Products             2.5%  8. Cal Dive International, Inc.     3.1
Money Market Funds Plus                      9. Talisman Energy Inc. (Canada)    3.1
Other Assets Less Liabilities          1.9%  10. Williams Cos., Inc. (The)       3.1
Gas Utilities                          1.8%
Integrated Oil & Gas                  26.1%

                       TOTAL NET ASSETS           $1.2 billion
                       TOTAL NUMBER OF HOLDINGS*   38

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM ENERGY FUND

Gulf Coast hurricanes. Energy and utilities were the best-performing sectors of the S&P 500 Index and the only ones to post double-digit gains. Other sectors generally recorded modest gains or losses for the period.

     Oil prices rose because of increasing demand for petroleum products, particularly from the developing economies of China and, to a lesser extent, India. Moreover, supply was barely able to keep up with this growing demand. We observed that while global oil consumption was an estimated 83.5 million barrels per day in 2005, worldwide production capacity was only 85.5 million barrels per day.

   With the increasing need to find new fuel sources, our focus was on oil and gas exploration and production companies and oil and gas equipment and services providers.

     Hurricanes Katrina and Rita, which swept across the Gulf of Mexico in August and September, respectively, exacerbated the tight supply-demand situation. The two storms at least temporarily knocked out more than 100 oil-producing rigs in the Gulf and more than 25% of the U.S. refining capacity. Oil and natural gas supplies were adversely affected, sending gasoline prices over the $3 per gallon mark near the end of the reporting period.

     With the increasing need to find new fuel sources, our focus was on oil and gas exploration and production companies and oil and gas equipment and services providers. This emphasis enhanced Fund returns as these have been the two best-performing industries within the energy sector this year. Given the current push to find new fuel sources, we believe companies in these industries in particular have the potential to increase their earnings, regardless of fluctuations of oil and gas prices.

     Stocks that enhanced performance included:

.. GRANT PRIDECO, a provider of bits and related equipment used in oil drilling. The company, one of our largest holdings, reported that its operating income more than doubled in the second quarter of 2005. Its stock price rose more than 50% over the last half of the reporting period. We believe the Houston-based company is in a favorable position to benefit from the repair of oil rigs in the Gulf.

.. VALERO ENERGY, an independent refining and marketing company which owns and operates 15 refineries. The company has developed an efficient, cost-effective process for refining grades of oil that are heavier and higher in sulfur content. Because these grades cost less to purchase, this gives Valero somewhat of an advantage over its competitors. The company recently reported its highest-ever quarterly earnings.

     Detractors included:

.. LYONDELL CHEMICAL, one of the nation's largest chemical companies. We observed that this stock fell largely on conjecture that the U.S. economy was slowing, which could reduce demand and lower the company's earnings. We sold the stock.

.. ROWAN COMPANIES, a major provider of offshore drilling services. Four of the company's 22 rigs in the Gulf of Mexico were lost in the hurricanes while one other was extensively damaged, adversely affecting the company's revenue and its stock price. We no longer own the stock.

IN CLOSING
At the close of the reporting period, oil and gas prices remained high, and no one could predict their future direction. We continue to believe that the energy sector offers long-term potential because:

.. Constrained oil supply and global economic expansion are likely to continue.

.. The world is likely to derive most of its energy from oil and gas for the foreseeable future.

.. Global development and industrialization are likely to continue, resulting in a continuing and growing need for crude oil and gas.

     We thank you for your investment in AIM Energy Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[SEGNER PHOTO]

JOHN S. SEGNER, the lead portfolio manager of AIM Energy Fund, has more than 20 years of experience in the energy and investment industries. Before joining the Fund's advisor in 1997, he was managing director and principal with an investment management company that focused exclusively on publicly traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by Energy/Gold/Utilities Team
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGE 5.

AIM ENERGY FUND
--------------------------------------------------------------------------------

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended September 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 9/30/05, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)         23.95%
  1 Year                    52.84

CLASS B SHARES
Inception (3/28/02)         24.59%
  1 Year                    55.67

CLASS C SHARES
Inception (2/14/00)         22.60%
  5 Years                   15.10
  1 Year                    59.64

CLASS K SHARES
Inception (11/30/00)        19.62%
  1 Year                    61.16

INVESTOR CLASS SHARES
Inception (1/19/84)         11.22%
 10 Years                   19.54
  5 Years                   15.88
  1 Year                    61.89
================================================================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM APPLICABLE SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS K SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN AT NET ASSET VALUE DO NOT REFLECT A 0.70% CDSC THAT MAY BE IMPOSED ON TOTAL REDEMPTION ON OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE. THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST FOR THE FUND'S CLASS B, CLASS C, AND CLASS K SHARES, RETURNS WOULD HAVE BEEN LOWER.

Continued from inside front cover

from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

AIM ENERGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005, through September 30, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                        ACTUAL                                HYPOTHETICAL
                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)

        BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES          ENDING        EXPENSES      ANNUALIZED
SHARE        VALUE               VALUE        PAID DURING    ACCOUNT VALUE    PAID DURING     EXPENSE
CLASS      (4/01/05)         (9/30/05)/1/    PERIOD/2/,/3/     (9/30/05)     PERIOD/2/,/4/     RATIO
  A       $   1,000.00       $ 1,317.70         $  7.26        $ 1,018.80       $ 6.33          1.25%
  B           1,000.00         1,313.00           11.36          1,015.24         9.90          1.96
  C           1,000.00         1,312.80           11.36          1,015.24         9.90          1.96
  K           1,000.00         1,316.60            8.19          1,018.00         7.13          1.41
INVESTOR      1,000.00         1,318.20            7.03          1,019.00         6.12          1.21

/1/The actual ending account value is based on the actual total return of the Fund for the period April 1, 2005, through September 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

/2/Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent fiscal half year is 1.21% for the Class A shares.

/3/The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.03 for the Class A shares.

/4/The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $6.12 for the Class A shares.
--------------------------------------------------------------------------------


                                        [ARROW
                                        BUTTON   For More Information Visit
                                        IMAGE]   AIMINVESTMENTS.COM

AIM ENERGY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Energy Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the one and five year periods was at or above the median performance of such comparable funds and below such median performance for the three year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar year against the performance of the Lipper Natural Resources Fund Index. The Board noted that the Fund's performance for the one and three year periods was comparable to the performance of such Index and above such Index for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was lower than the advisory fee rate for an offshore fund for which an AIM affiliate serves as investment advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through March 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

                                                                     (continued)

AIM ENERGY FUND

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)

                                                           MARKET
                                              SHARES       VALUE
         -------------------------------------------------------------
         DOMESTIC COMMON STOCKS-83.35%

         COAL & CONSUMABLE FUELS-2.53%
         Peabody Energy Corp.                  363,000 $    30,619,050
         -------------------------------------------------------------

         GAS UTILITIES-1.82%
         Questar Corp.                         250,000      22,030,000
         -------------------------------------------------------------

         INTEGRATED OIL & GAS-17.37%
         Amerada Hess Corp.                    230,000      31,625,000
         -------------------------------------------------------------
         Chevron Corp.                         450,000      29,128,500
         -------------------------------------------------------------
         ConocoPhillips                        557,000      38,939,870
         -------------------------------------------------------------
         Exxon Mobil Corp.                     180,000      11,437,200
         -------------------------------------------------------------
         Marathon Oil Corp.                    515,000      35,498,950
         -------------------------------------------------------------
         Murphy Oil Corp.                      750,000      37,402,500
         -------------------------------------------------------------
         Occidental Petroleum Corp.            310,000      26,483,300
         -------------------------------------------------------------
                                                           210,515,320
         -------------------------------------------------------------

         OIL & GAS DRILLING-10.18%
         GlobalSantaFe Corp.                   650,000      29,653,000
         -------------------------------------------------------------
         Nabors Industries, Ltd./(a)/          520,000      37,351,600
         -------------------------------------------------------------
         Noble Corp.                           500,000      34,230,000
         -------------------------------------------------------------
         Transocean Inc./(a)/                  360,000      22,071,600
         -------------------------------------------------------------
                                                           123,306,200
         -------------------------------------------------------------

         OIL & GAS EQUIPMENT &
          SERVICES-25.53%
         BJ Services Co.                       700,000      25,193,000
         -------------------------------------------------------------
         Cal Dive International, Inc./(a)/     600,000      38,046,000
         -------------------------------------------------------------
         Dresser-Rand Group Inc./(a)/          450,000      11,083,500
         -------------------------------------------------------------
         FMC Technologies, Inc./(a)/           600,000      25,266,000
         -------------------------------------------------------------
         Grant Prideco, Inc./(a)/            1,200,000      48,780,000
         -------------------------------------------------------------
         Halliburton Co.                       525,000      35,973,000
         -------------------------------------------------------------
         National-Oilwell Varco Inc./(a)/      726,000      47,770,800
         -------------------------------------------------------------
         Schlumberger Ltd.                     500,000      42,190,000
         -------------------------------------------------------------
         Weatherford International Ltd./(a)/   510,000      35,016,600
         -------------------------------------------------------------
                                                           309,318,900
         -------------------------------------------------------------

         OIL & GAS EXPLORATION &
          PRODUCTION-14.47%
         Apache Corp.                          610,000      45,884,200
         -------------------------------------------------------------
         Barrett (Bill) Corp./(a)/             850,000      31,297,000
         -------------------------------------------------------------
         Burlington Resources Inc.             150,000      12,198,000
         -------------------------------------------------------------

                                                                  MARKET
                                                     SHARES       VALUE
   --------------------------------------------------------------------------

   OIL & GAS EXPLORATION &
    PRODUCTION-(CONTINUED)
   Cheniere Energy, Inc./(a)/                         655,000 $    27,090,800
   --------------------------------------------------------------------------
   EOG Resources, Inc.                                335,000      25,091,500
   --------------------------------------------------------------------------
   Newfield Exploration Co./(a)/                      400,000      19,640,000
   --------------------------------------------------------------------------
   Noble Energy, Inc.                                 300,000      14,070,000
   --------------------------------------------------------------------------
                                                                  175,271,500
   --------------------------------------------------------------------------

   OIL & GAS REFINING & MARKETING-6.37%
   Sunoco, Inc.                                       300,000      23,460,000
   --------------------------------------------------------------------------
   Valero Energy Corp.                                475,000      53,703,500
   --------------------------------------------------------------------------
                                                                   77,163,500
   --------------------------------------------------------------------------

   OIL & GAS STORAGE &
    TRANSPORTATION-5.08%
   Kinder Morgan, Inc.                                250,000      24,040,000
   --------------------------------------------------------------------------
   Williams Cos., Inc. (The)                        1,500,000      37,575,000
   --------------------------------------------------------------------------
                                                                   61,615,000
   --------------------------------------------------------------------------
       Total Domestic Common Stocks
        (Cost $690,762,036)                                     1,009,839,470
   --------------------------------------------------------------------------
   FOREIGN STOCKS-14.81%

   CANADA-6.05%
   Nexen Inc. (Oil & Gas Exploration & Production)    750,000      35,745,000
   --------------------------------------------------------------------------
   Talisman Energy Inc. (Oil & Gas Exploration &
    Production)                                       770,000      37,606,800
   --------------------------------------------------------------------------
                                                                   73,351,800
   --------------------------------------------------------------------------

   FRANCE-2.92%
   Total S.A.-ADR (Integrated Oil & Gas)              260,000      35,313,200
   --------------------------------------------------------------------------

   ITALY-1.83%
   Eni S.p.A-ADR (Integrated Oil & Gas)               150,000      22,215,000
   --------------------------------------------------------------------------

   UNITED KINGDOM-4.01%
   BP PLC-ADR (Integrated Oil & Gas)                  685,000      48,532,250
   --------------------------------------------------------------------------
       Total Foreign Stocks
        (Cost $116,762,394)                                       179,412,250
   --------------------------------------------------------------------------
   MONEY MARKET FUNDS-1.30%
   Premier Portfolio-Institutional Class
    (Cost $15,844,648)/(b)/                        15,844,648      15,844,648
   --------------------------------------------------------------------------
   TOTAL INVESTMENTS-99.46% (Cost $823,369,078)                 1,205,096,368
   --------------------------------------------------------------------------
   OTHER ASSETS LESS LIABILITIES-0.54%                              6,500,612
   --------------------------------------------------------------------------
   NET ASSETS-100.00%                                         $ 1,211,596,980
   --------------------------------------------------------------------------

Investment Abbreviations:
ADR- American Depositary Receipt
Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $807,524,430)                  $1,189,251,720
---------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $15,844,648)       15,844,648
---------------------------------------------------------------------------------
    Total investments (cost $823,369,078)                          1,205,096,368
---------------------------------------------------------------------------------
Foreign currencies, at market value (cost $380)                              372
---------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                    15,736,070
---------------------------------------------------------------------------------
  Dividends                                                              487,218
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         48,855
---------------------------------------------------------------------------------
Other assets                                                              84,733
---------------------------------------------------------------------------------
    Total assets                                                   1,221,453,616
---------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                7,427,480
---------------------------------------------------------------------------------
  Fund shares reacquired                                               1,674,670
---------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                      66,105
---------------------------------------------------------------------------------
Accrued distribution fees                                                379,580
---------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                          4,830
---------------------------------------------------------------------------------
Accrued transfer agent fees                                              204,355
---------------------------------------------------------------------------------
Accrued operating expenses                                                99,616
---------------------------------------------------------------------------------
    Total liabilities                                                  9,856,636
---------------------------------------------------------------------------------
Net assets applicable to shares outstanding                       $1,211,596,980
---------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $  763,120,815
---------------------------------------------------------------------------------
Undistributed net investment income (loss)                            (1,386,435)
---------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and
 foreign currencies                                                   68,135,319
---------------------------------------------------------------------------------
Unrealized appreciation of investment securities                     381,727,281
---------------------------------------------------------------------------------
                                                                  $1,211,596,980
---------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $409,296,568
          ------------------------------------------------------------
          Class B                                         $121,122,309
          ------------------------------------------------------------
          Class C                                         $140,266,344
          ------------------------------------------------------------
          Class K                                         $  8,937,184
          ------------------------------------------------------------
          Investor Class                                  $531,974,575
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            9,452,197
          ------------------------------------------------------------
          Class B                                            2,867,303
          ------------------------------------------------------------
          Class C                                            3,372,240
          ------------------------------------------------------------
          Class K                                              224,315
          ------------------------------------------------------------
          Investor Class                                    12,311,828
          ------------------------------------------------------------
          Class A :
            Net asset value per share                     $      43.30
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $43.30 / 94.50%)        $      45.82
          ------------------------------------------------------------
          Class B :
            Net asset value and offering price per share  $      42.24
          ------------------------------------------------------------
          Class C :
            Net asset value and offering price per share  $      41.59
          ------------------------------------------------------------
          Class K :
            Net asset value and offering price per share  $      39.84
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      43.21
          ------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)


        INVESTMENT INCOME:
        Dividends (net of foreign withholding tax of
         $264,620)                                         $  3,935,303
        ----------------------------------------------------------------
        Dividends from affiliated money market funds
         (includes securities lending income of $52,730,
         after compensation to counterparties of $65,686)       525,784
        ----------------------------------------------------------------
           Total investment income                            4,461,087
        ----------------------------------------------------------------

        EXPENSES:
        Advisory fees                                         2,860,586
        ----------------------------------------------------------------
        Administrative services fees                            117,665
        ----------------------------------------------------------------
        Custodian fees                                           34,424
        ----------------------------------------------------------------
        Distribution fees:
         Class A                                                356,317
        ----------------------------------------------------------------
         Class B                                                396,461
        ----------------------------------------------------------------
         Class C                                                427,080
        ----------------------------------------------------------------
         Class K                                                 13,126
        ----------------------------------------------------------------
         Investor Class                                         537,484
        ----------------------------------------------------------------
        Transfer agent fees                                     838,370
        ----------------------------------------------------------------
        Trustees' and officer's fees and benefits                18,353
        ----------------------------------------------------------------
        Other                                                   225,982
        ----------------------------------------------------------------
           Total expenses                                     5,825,848
        ----------------------------------------------------------------
        Less:Fees waived and expense offset arrangement         (15,535)
        ----------------------------------------------------------------
           Net expenses                                       5,810,313
        ----------------------------------------------------------------
        Net investment income (loss)                         (1,349,226)
        ----------------------------------------------------------------

        REALIZED AND UNREALIZED GAIN (LOSS) FROM
         INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
        Net realized gain (loss) from:
         Investment securities                               68,226,317
        ----------------------------------------------------------------
         Foreign currencies                                     (57,301)
        ----------------------------------------------------------------
                                                             68,169,016
        ----------------------------------------------------------------
        Change in net unrealized appreciation
         (depreciation) of :
         Investment securities                              186,015,561
        ----------------------------------------------------------------
         Foreign currencies                                          (9)
        ----------------------------------------------------------------
                                                            186,015,552
        ----------------------------------------------------------------
        Net gain from investment securities and foreign
         currencies                                         254,184,568
        ----------------------------------------------------------------
        Net increase in net assets resulting from
         operations                                        $252,835,342
        ----------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005 (Unaudited)


                                                    SEPTEMBER 30,    MARCH 31,
                                                        2005           2005
--------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                      $   (1,349,226) $ (1,440,973)
--------------------------------------------------------------------------------
 Net realized gain from investment securities and
   foreign currencies                                  68,169,016    36,043,860
--------------------------------------------------------------------------------
 Change in net unrealized appreciation of
   investment securities and foreign currencies       186,015,552   132,139,532
--------------------------------------------------------------------------------
   Net increase in net assets resulting from
     operations                                       252,835,342   166,742,419
--------------------------------------------------------------------------------
Share transactions-net:
 Class A                                              170,901,287    90,854,796
--------------------------------------------------------------------------------
 Class B                                               41,754,092    22,905,878
--------------------------------------------------------------------------------
 Class C                                               55,885,944    31,055,665
--------------------------------------------------------------------------------
 Class K                                                4,171,242     1,543,733
--------------------------------------------------------------------------------
 Investor Class                                        28,461,023    36,044,906
--------------------------------------------------------------------------------
   Net increase in net assets resulting from
     share transactions                               301,173,588   182,404,978
--------------------------------------------------------------------------------
   Net increase in net assets                         554,008,930   349,147,397
--------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                  657,588,050   308,440,653
--------------------------------------------------------------------------------
 End of period (including undistributed net
   investment income (loss) of $(1,386,435) and
   $(37,209), respectively)                        $1,211,596,980  $657,588,050
--------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Energy Fund, formerly INVESCO Energy Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.55%, 2.30%, 2.30%, 1.75% and 1.55% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.90%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $2,492.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the six months ended September 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $117,665.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $838,370.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $356,317, $396,461, $427,080, $13,126 and $537,484, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $488,255 in front-end sales commissions from the sale of Class A shares and $1,259 $132,035, $26,218 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended September 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                    CHANGE IN
                                                                                    UNREALIZED
                                         MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND
FUND                                       03/31/05     AT COST      FROM SALES   (DEPRECIATION)   09/30/05    INCOME
-----------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $26,315,584  $307,894,292 $(318,365,228)      $--       $15,844,648  $473,054
-----------------------------------------------------------------------------------------------------------------------


                                          REALIZED
FUND                                     GAIN (LOSS)
----------------------------------------------------
Premier Portfolio -- Institutional Class     $--
----------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                    CHANGE IN
                                                                                    UNREALIZED
                                         MARKET VALUE  PURCHASES      PROCEEDS     APPRECIATION  MARKET VALUE DIVIDEND
FUND                                       03/31/05     AT COST      FROM SALES   (DEPRECIATION)   09/30/05   INCOME*
-----------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $        --  $106,603,419 $(106,603,419)      $--       $        --  $ 52,730
-----------------------------------------------------------------------------------------------------------------------
Total                                    $26,315,584  $414,497,711 $(424,968,647)      $--       $15,844,648  $525,784
-----------------------------------------------------------------------------------------------------------------------


                                          REALIZED
FUND                                     GAIN (LOSS)
----------------------------------------------------
Premier Portfolio -- Institutional Class     $--
----------------------------------------------------
Total                                        $--
----------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended September 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $13,043.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $2,311 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended September 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At September 30, 2005, there were no securities on loan to brokers. For the six months ended September 30, 2005, the Fund received dividends on cash collateral of $52,730 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $1,577,866 of capital loss carryforward in the fiscal year ended March 31, 2006.
  The Fund had a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2006                   $1,450,461
                 ---------------------------------------------
                 March 31, 2007                      338,540
                 ---------------------------------------------
                 March 31, 2009                    4,180,954
                 ---------------------------------------------
                 Total capital loss carryforward  $5,969,955
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Global Energy Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $512,150,914 and $207,754,238, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustee, AIM recovered third party research credits, during the six months ended September 30, 2005, in the amount of $11,074. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $380,178,709
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities           --
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $380,178,709
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $824,917,659.

NOTE 10--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.
  As of the close of business on August 15, 2005, the Fund limited public sales of its Class K shares to existing Class K shareholders. Subsequent to the end of the reporting period, on October 21, 2005, Class K shares converted to Class A shares and Class K shares are no longer offered publicly for sale. Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                        CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED         YEAR ENDED MARCH 31,
                                                            SEPTEMBER 30, 2005(a)              2005
                                                          ------------------------  -------------------------
                                                            SHARES       AMOUNT       SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  5,912,985  $219,321,614   4,287,940  $ 122,706,107
--------------------------------------------------------------------------------------------------------------
  Class B                                                  1,653,322    59,203,309   1,461,350     40,038,277
--------------------------------------------------------------------------------------------------------------
  Class C                                                  1,887,172    68,228,706   1,555,291     42,670,079
--------------------------------------------------------------------------------------------------------------
  Class K                                                    192,324     6,440,653     102,116      2,738,142
--------------------------------------------------------------------------------------------------------------
  Investor Class                                           3,308,973   120,323,740   5,562,598    152,006,788
--------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     58,196     2,093,336     144,941      3,897,072
--------------------------------------------------------------------------------------------------------------
  Class B                                                    (59,558)   (2,093,336)   (147,616)    (3,897,072)
--------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,434,425)  (50,513,663) (1,351,995)   (35,748,383)
--------------------------------------------------------------------------------------------------------------
  Class B                                                   (453,623)  (15,355,881)   (505,655)   (13,235,327)
--------------------------------------------------------------------------------------------------------------
  Class C                                                   (365,778)  (12,342,762)   (462,765)   (11,614,414)
--------------------------------------------------------------------------------------------------------------
  Class K                                                    (65,784)   (2,269,411)    (48,136)    (1,194,409)
--------------------------------------------------------------------------------------------------------------
  Investor Class                                          (2,555,238)  (91,862,717) (4,375,872)  (115,961,882)
--------------------------------------------------------------------------------------------------------------
                                                           8,078,566  $301,173,588   6,222,197  $ 182,404,978
--------------------------------------------------------------------------------------------------------------

(a)There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                             CLASS A
                                                                   ------------------------------------------------------
                                                                     SIX MONTHS
                                                                        ENDED
                                                                    SEPTEMBER 30,               YEAR ENDED MARCH 31,
                                                                        2005         ------------------------------------
                                                                   -------------          2005          2004          2003
--------------------------------------------------------------------                 ------------------------------------------
Net asset value, beginning of period                                 $  32.86        $  22.27       $ 16.85       $ 19.26
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.04)/(a)/     (0.09)/(a)/   (0.05)/(a)/   (0.05)/(a)/
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       10.48           10.68          5.47         (2.36)
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    10.44           10.59          5.42         (2.41)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  43.30        $  32.86       $ 22.27       $ 16.85
-------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       31.77%          47.55%        32.17%       (12.51)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $409,297        $161,529       $40,847       $ 9,131
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.25%/(c)/      1.47%         1.66%         1.46%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.25%/(c)/      1.48%         1.74%         1.46%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.20)%/(c)/    (0.32)%       (0.25)%       (0.33)%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               25%             45%          123%          144%
-------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $247,573,954.
/(d)/Not annualized for periods less than one year.

                                                                                             CLASS B
                                                                   -----------------------------------------------------
                                                                     SIX MONTHS
                                                                        ENDED                  YEAR ENDED MARCH 31,
                                                                    SEPTEMBER 30,    -----------------------------------
                                                                        2005             2005          2004          2003
--------------------------------------------------------------------                 -----------------------------------------
Net asset value, beginning of period                                 $  32.17        $ 21.94       $ 16.71       $ 19.26
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.16)/(a)/    (0.25)/(a)/   (0.18)/(a)/   (0.17)/(a)/
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       10.23          10.48          5.41         (2.38)
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    10.07          10.23          5.23         (2.55)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  42.24        $ 32.17       $ 21.94       $ 16.71
------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       31.30%         46.63%        31.30%       (13.24)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $121,122        $55,559       $20,164       $ 1,502
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.96%/(c)/     2.12%         2.31%         2.33%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.96%/(c)/     2.13%         2.59%         2.41%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.91)%/(c)/   (0.97)%       (0.90)%       (1.16)%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               25%            45%          123%          144%
------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $79,075,539. /(d)/Not annualized for periods less than one year.


                                                                      -------------------------------
                                                                        SIX MONTHS
                                                                           ENDED
                                                                       SEPTEMBER 30,
                                                                           2005         -------------
                                                                      -------------         2005
-----------------------------------------------------------------------                 --------------
Net asset value, beginning of period                                    $  31.68        $ 21.60
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                             (0.16)/(a)/    (0.25)/(a)/
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)          10.07          10.33
------------------------------------------------------------------------------------------------------
    Total from investment operations                                        9.91          10.08
------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                    --             --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  41.59        $ 31.68
------------------------------------------------------------------------------------------------------
Total return/(c)/                                                          31.28%         46.67%
------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $140,266        $58,626
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                            1.96%/(d)/     2.12%
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                         1.96%/(d)/     2.13%
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                (0.91)%/(d)/   (0.97)%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                  25%            45%
------------------------------------------------------------------------------------------------------

                                                                              CLASS C
                                                                      -------------------------------------------------


                                                                                 YEAR ENDED MARCH 31,
                                                                      -------------------------------------------------
                                                                          2004          2003          2002          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 16.45       $ 18.98       $ 19.58       $17.39
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.17)/(a)/   (0.11)/(a)/   (0.07)/(b)/  (0.05)/(b)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        5.32         (2.42)        (0.53)        3.67
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     5.15         (2.53)        (0.60)        3.62
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                                 --            --            --        (1.43)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 21.60       $ 16.45       $ 18.98       $19.58
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                       31.31%       (13.33)%       (3.06)%      22.35%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $16,383       $ 9,566       $12,324       $8,704
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (including interest expense):
  With fee waivers and/or expense reimbursements                         2.31%         2.33%         2.27%        2.05%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      2.59%         2.53%         2.27%        2.05%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.90)%       (1.22)%       (1.08)%      (1.10)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                              123%          144%          144%         166%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.16) and $(0.10) for the years ended March 31, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $85,182,545. /(e)/Not annualized for periods less than one year.

                                                                                                              CLASS K
                                                                   --------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,                    YEAR ENDED MARCH 31,
                                                                       2005         ---------------------------------------
                                                                   -------------        2005         2004         2003
--------------------------------------------------------------------                ----------------------------------------
Net asset value, beginning of period                                  $30.26        $20.53       $15.55       $ 17.98
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.06)/(a)/   (0.10)/(a)/  (0.06)/(a)/   (0.14)/(a)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       9.64          9.83         5.04         (2.29)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    9.58          9.73         4.98         (2.43)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $39.84        $30.26       $20.53       $ 15.55
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                      31.66%        47.39%       32.03%       (13.52)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $8,937        $2,959       $  899       $   289
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.41%/(d)/    1.57%        1.76%         2.07%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.41%/(d)/    1.58%        3.70%         5.36%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.36)%/(d)/  (0.42)%      (0.35)%       (0.90)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                              25%           45%         123%          144%
----------------------------------------------------------------------------------------------------------------------------

                                                                   ------------------------------
                                                                                   NOVEMBER 30, 2000
                                                                                 (DATE SALES COMMENCED)
                                                                                      TO MARCH 31,
                                                                   --------               2001
                                                                       2002      ----------------------
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 19.62               $16.76
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.05)/(b)/          (0.15)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (1.59)                3.01
-------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (1.64)                2.86
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 17.98               $19.62
-------------------------------------------------------------------------------------------------------
Total return/(c)/                                                    (8.36)%              17.06%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $    37               $    1
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     11.62%                3.11%/(e)/
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  11.62%                3.11%/(e)/
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (10.45)%              (2.34)%/(e)/
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                           144%                 166%
-------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.27) for the year ended March 31, 2002.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $5,817,907. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                 INVESTOR CLASS
                          --------------------------------------------------------------------------------------
                            SIX MONTHS
                               ENDED                                   YEAR ENDED MARCH 31,
                           SEPTEMBER 30,    --------------------------------------------------------------------
                               2005              2005           2004           2003           2002           2001
---------------------------                 --------------------------------------------------------------------------
Net asset value,
 beginning of period        $  32.78        $  22.19       $  16.81       $  19.26       $  19.73       $  17.40
----------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income
   (loss)                      (0.03)/(a)/     (0.06)/(a)/    (0.07)/(a)/    (0.10)/(a)/    (0.07)/(a)/    (0.08)/(a)/
----------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both
   realized and
   unrealized)                 10.46           10.65           5.45          (2.35)         (0.40)          3.84
----------------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                10.43           10.59           5.38          (2.45)         (0.47)          3.76
----------------------------------------------------------------------------------------------------------------------
Less distributions from
 net realized gains               --              --             --             --             --          (1.43)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                     $  43.21        $  32.78       $  22.19       $  16.81       $  19.26       $  19.73
----------------------------------------------------------------------------------------------------------------------
Total return/(b)/              31.82%          47.72%         32.00%        (12.72)%        (2.38)%        23.09%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of
 period (000s omitted)      $531,975        $378,915       $230,148       $231,023       $358,439       $445,845
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets             1.21%/(c)/      1.37%/(d)/     1.76%          1.69%          1.53%          1.41%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to
 average net assets            (0.16)%/(c)/    (0.22)%        (0.35)%        (0.57)%        (0.34)%        (0.35)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate/(e)/                        25%             45%           123%           144%           144%           166%
----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $428,811,962.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.38% fo the year ended March 31, 2005.
/(e)/Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM

Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES    OFFICERS                                                  OFFICE OF THE FUND
Bob R. Baker         Robert H. Graham                                          11 Greenway Plaza
                     President and Principal Executive Officer                 Suite 100
Frank S. Bayley                                                                Houston, TX 77046-1173
                     Mark H. Williamson
James T. Bunch       Executive Vice President                                  INVESTMENT ADVISOR
                                                                               A I M Advisors, Inc.
Bruce L. Crockett    Lisa O. Brinkley                                          11 Greenway Plaza
Chair                Senior Vice President and Chief Compliance Officer        Suite 100
                                                                               Houston, TX 77046-1173
Albert R. Dowden     Russell C. Burk
                     Senior Vice President and Senior Officer                  TRANSFER AGENT
Edward K. Dunn, Jr.                                                            AIM Investment Services, Inc.
                     Kevin M. Carome                                           P.O. Box 4739
Jack M. Fields       Senior Vice President, Secretary and Chief Legal Officer  Houston, TX 77210-4739

Carl Frischling      Sidney M. Dilgren                                         CUSTODIAN
                     Vice President, Treasurer and Principal Financial Officer State Street Bank and Trust Company
Robert H. Graham                                                               225 Franklin Street
Vice Chair           Robert G. Alley                                           Boston, MA 02110-2801
                     Vice President
Gerald J. Lewis                                                                COUNSEL TO THE FUND
                     J. Philip Ferguson                                        Ballard Spahr
Prema Mathai-Davis   Vice President                                            Andrews & Ingersoll, LLP
                                                                               1735 Market Street, 51st Floor
Lewis F. Pennock     Mark D. Greenberg                                         Philadelphia, PA 19103-7599
                     Vice President
Ruth H. Quigley                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                     William R. Keithler                                       Kramer, Levin, Naftalis & Frankel LLP
Larry Soll           Vice President                                            1177 Avenue of the Americas
                                                                               New York, NY 10036-2714
Raymond Stickel, Jr. Karen Dunn Kelley
                     Vice President                                            DISTRIBUTOR
Mark H. Williamson                                                             A I M Distributors, Inc.
                                                                               11 Greenway Plaza
                                                                               Suite 100
                                                                               Houston, TX 77046-1173

         Domestic Equity                               Sector Equity

AIM Aggressive Growth Fund                 AIM Advantage Health Sciences Fund
AIM Basic Balanced Fund*                   AIM Energy Fund
AIM Basic Value Fund                       AIM Financial Services Fund
AIM Blue Chip Fund                         AIM Global Health Care Fund
AIM Capital Development Fund               AIM Global Real Estate Fund
AIM Charter Fund                           AIM Gold & Precious Metals Fund
AIM Constellation Fund                     AIM Leisure Fund
AIM Diversified Dividend Fund              AIM Multi-Sector Fund
AIM Dynamics Fund                          AIM Real Estate Fund/1/
AIM Large Cap Basic Value Fund             AIM Technology Fund
AIM Large Cap Growth Fund                  AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/1/                        Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                   TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                 AIM Floating Rate Fund
AIM Premier Equity Fund                    AIM High Yield Fund
AIM S&P 500 Index Fund                     AIM Income Fund
AIM Select Equity Fund                     AIM Intermediate Government Fund
AIM Small Cap Equity Fund                  AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/1/               AIM Money Market Fund
AIM Small Company Growth Fund              AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                  AIM Total Return Bond Fund
AIM Trimark Small Companies Fund           Premier Portfolio
AIM Weingarten Fund                        Premier U.S. Government Money
                                           Portfolio
* Domestic equity and income fund
                                           TAX-FREE
         International/Global Equity
                                           AIM High Income Municipal Fund/1/
AIM Asia Pacific Growth Fund               AIM Municipal Bond Fund
AIM Developing Markets Fund                AIM Tax-Exempt Cash Fund
AIM European Growth Fund                   AIM Tax-Free Intermediate Fund
AIM European Small Company Fund/1/         Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                                 AIM Allocation Solutions
AIM Global Growth Fund
AIM Global Value Fund                      AIM Conservative Allocation Fund
AIM International Core Equity Fund         AIM Growth Allocation Fund/2/
AIM International Growth Fund              AIM Moderate Allocation Fund
AIM International Small Company Fund/1/    AIM Moderate Growth Allocation Fund
AIM Trimark Fund                           AIM Moderately Conservative
                                            Allocation Fund

                                                       Diversified Portfolios

                                           AIM Income Allocation Fund
                                           AIM International Allocation Fund

/1/This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus. /2/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after December 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------


AIMinvestments.com               I-ENE-SAR-1            A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                     AIM FINANCIAL SERVICES FUND

                          Semiannual Report to Shareholders . September 30, 2005

                                 [COVER IMAGE]

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM FINANCIAL SERVICES FUND SEEKS TO PROVIDE CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of September 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Effective October 21, 2005, after the close of the reporting period, Class K shares were converted to Class A shares.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. Investing in smaller companies involves greater risk than investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged LIPPER FINANCIAL SERVICES FUND INDEX represents an average of the 10 largest financial-services funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The S&P 500 FINANCIALS INDEX is a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500--REGISTERED TRADEMARK-- INDEX) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 333-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

FUND NASDAQ SYMBOLS

Class A Shares                   IFSAX

Class B Shares                   IFSBX

Class C Shares                   IFSCX

Investor Class Shares            FSFSX

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM FINANCIAL SERVICES FUND

                         DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                         The six-month period covered by this report was a
                         good one for the vast majority of investors. Equity
                         and fixed-income indexes, including municipal bond
                         indexes, delivered positive total returns. Solid
                         economic growth and generally impressive company
                         earnings offset concerns about rising oil prices and
[GRAHAM PHOTO]           the Federal Reserve's repeated increases in short-term
                         interest rates. In the short run, it appeared that hurricanes Katrina and Rita, which heavily damaged parts of the Gulf Coast as the reporting period was ending, had inflicted little damage on the U.S.
                         economy, though it may take some time before the full impact of the storms is known.

ROBERT H. GRAHAM              For a discussion of how market conditions affected
                         your Fund and how the Fund was managed during the reporting period, please turn to Page 3.

                         ADDITIONAL INFORMATION IN THIS REPORT

                         We would like to call your attention to two new
                         elements in this report on your Fund. First, on Page 2,
                         is a letter from Bruce Crockett, the independent Chair
                         of the Board of Trustees of the AIM Funds. We first
                         introduced you to Mr. Crockett in the semiannual report
                         on your Fund dated one year ago. Mr. Crockett has been
                         on our Funds' Board since 1992; he assumed his
[WILLIAMSON PHOTO]       responsibilities as Chair last October.

                              Mr. Crockett has expressed an interest in keeping
                         shareholders informed of the work of the Board
                         regularly via letters in the Fund reports. We certainly
                         consider this a valuable addition to the reports. The
                         Board is charged with looking out for the interests of
                         shareholders, and Mr. Crockett's letter provides
MARK H. WILLIAMSON       insight into some of the many issues the Board
                         addresses in governing your Fund.

                              One of the most important decisions the Board
                         makes each year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 7 and 8.

                              Further information about the markets, your Fund,
                         and investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                              We at AIM remain committed to building solutions
                         to help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                         Sincerely,

                         /s/ ROBERT H. GRAHAM             /s/ MARK H. WILLIAMSON

                         Robert H. Graham                 Mark H. Williamson
                         President & Vice Chair,          President,
                         AIM Funds                        A I M Advisors, Inc.

                         NOVEMBER 14, 2005

                         AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. AIM DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM FINANCIAL SERVICES FUND

                         DEAR AIM FUNDS SHAREHOLDERS:

                         As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

[CROCKETT PHOTO]              At our most recent meeting in June 2005, your
                         Board approved voluntary fee reductions from A I M Advisors, Inc. (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

BRUCE L. CROCKETT             Our June meeting, which was the culmination of
                         more than two and one-half months of review and discussions, took place over a three-day period.
                         The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this semiannual report on Pages 7 and 8. I encourage you to review it.

                              Together with monitoring fund expenses, fund
                         performance is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                              Your Board has a well-defined process and
                         structure for monitoring all funds and identifying and assisting AIM in improving underperforming funds.
                         Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it. At subcommittee meetings, held throughout the year, the performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged. Be assured that your Board is working closely with the management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway
                         Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                         Sincerely,

                         /s/ BRUCE L. CROCKETT

                         Bruce L. Crockett
                         Independent Chair
                         On Behalf of the Board of Trustees
                         AIM Funds

                         NOVEMBER 14, 2005

AIM FINANCIAL SERVICES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

On October 1, 2004, AIM Financial Services Fund's portfolio management team was changed with the objective of improving long-term results. As the reporting period closed, Michael J. Simon and Meggan M. Walsh approached their one-year anniversary managing the Fund. Each brings 15 years of investing and financial sector experience to the management of the Fund.

For the six months ended September 30, 2005, the Fund delivered positive returns. For the reporting period, the Fund lagged its broad market index and style-specific index. This short-term underperformance can be largely attributed to poor performance by two Fund holdings--Fannie Mae and Freddie Mac--which we discuss in greater detail later in this report.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-9/30/05,EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                            3.28%

Class B Shares                            2.88

Class C Shares                            2.87

Class K Shares                            3.20

Investor Class Shares                     3.26

S&P 500 Index (Broad Market Index)        5.02

S&P 500 Financials Index
(Style-specific Index)                    5.08

Lipper Financial Services Fund Index
(Peer Group Index)                        5.43

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

     Your Fund's long-term performance is shown on Page 5 of this report.
--------------------------------------------------------------------------------

HOW WE INVEST

Our goal is to create wealth for shareholders. We maintain a long-term investment horizon and invest in the two primary opportunities we believe have historically resulted in superior investment returns within the financial sector:

..    Financial companies trading at a significant discount to our estimate of intrinsic value because of excessive short-term investor pessimism. Intrinsic value is a measure based primarily on the estimated future cash flows generated by the businesses.

..    Reasonably valued financial companies that demonstrate superior capital discipline by returning excess capital to shareholders in the form of dividends and share repurchases.

     We maintain a proprietary database of intrinsic value estimates and use a customized multifactor quality screen. Purchase candidates are subject to exhaustive fundamental analysis. We focus on the drivers of intrinsic value such as normalized earnings power, marginal returns on economic equity which adjusts for distortions present in accounting numbers, and sustainable growth. Importantly, we strive to understand a company's ability and willingness to grow capital returned to shareholders in the future. Finally, we focus on "quality" including competitive position, management, and financial strength.

     The result is normally a 35- to 50-stock portfolio with investments that are attractive from both a valuation and capital discipline perspective representing top holdings. In constructing a portfolio, we attempt to minimize absolute investment risk by limiting commonality among investments. This is a challenge within a single sector but focuses on diversifying investments in multiple ways such as across the sensitivity of businesses to changes in interest rates or the economic cycle. We do not mimic the style-specific benchmark in an attempt to neutralize short-term relative performance variation.

     We believe a diversified portfolio of undervalued and capital-disciplined quality financial companies that profitably grow cash flows over time provides the best opportunity for superior long-term investment results.

MARKET CONDITIONS AND YOUR FUND

The first half of the Fund's fiscal year was characterized by sustained economic growth and

                                                                     (Continued)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                             TOP 10 EQUITY HOLDINGS*

By industry
1. Other Diversified Financial Services   14.3%   1. Citigroup Inc.                                           7.6%
2. Diversified Banks                      13.9    2. JPMorgan Chase & Co.                                     6.7
3. Thrifts & Mortgage Finance             12.0    3. Merrill Lynch & Co., Inc.                                5.7
4. Investment Banking & Brokerage         10.8    4. Hartford Financial Services Group, Inc. (The)            5.3
5. Property & Casualty Insurance           9.6    5. Fannie Mae                                               5.2
6. Asset Management & Custody Banks        8.9    6. Bank of New York Co., Inc. (The)                         5.0
7. Multi-Line Insurance                    7.7    7. Bank of America Corp.                                    5.0
8. Regional Banks                          7.6    8. ACE Ltd.                                                 4.5
9. Insurance Brokers                       5.2    9. Wachovia Corp.                                           3.5
10. Life & Health Insurance                3.3    10. Freddie Mac                                             3.5
11. Consumer Finance                       3.2
Two Other Industries, Each Less
Than 3% of Total Net Assets                2.6
Money Market Funds
Plus Other Assets Less                     0.9
Liabilities
                                       TOTAL NET ASSETS            $711.3 MILLION
                                       TOTAL NUMBER OF HOLDINGS*     36

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM FINANCIAL SERVICES FUND

continued increases in short-term interest rates by the U.S. Federal Reserve Board (the Fed). Record high oil prices, especially in the face of destructive hurricanes, heightened concerns about an otherwise healthy consumer.

The financials sector rose in line with the stock market overall during the reporting period. Investor concerns were focused on the potentially adverse impact that rising interest rates and a flattening yield curve could have on financial company profits and an overheating of home prices amidst loosening standards for mortgage credit.

     Fund performance was negatively affected by declines in two large holdings, Fannie Mae and Freddie Mac. Both stocks fell amidst uncertainty over the potential for far-reaching regulatory changes. Additionally, Fannie Mae's time frame for restating its financial results will take longer than originally expected. We have considered the potential outcomes of regulatory reform, especially on the important issue of capital requirements. We believe Fannie Mae and Freddie Mac are undervalued even with onerous capital requirements and that the stocks have considerable upside potential, especially given our assessment of the most likely outcome. We also continue to believe that the companies' underlying business economics are understandable despite controversy surrounding application of accounting standards. Fannie Mae and Freddie Mac are government-sponsored mortgage companies that operate attractive businesses vital to the U.S. housing market.

     Fund performance benefited during the period from investments in insurance stocks. The portfolio was overweight insurance stocks relative to the financials sector with investments in property and casualty insurance, life insurance and insurance brokerage performing well during the period. While strong performance by insurance stocks during the period may be attributed to a more optimistic outlook for higher insurance prices in the wake of Hurricane Katrina, specific insurance investments in the portfolio reflected our investment process and comprised companies able to return growing excess capital to shareholders as well as significantly undervalued opportunities.

     One significant contributor among our insurance investments was Aon, the world's second-largest insurance broker. Aon has been a perennial underperformer with an under-appreciated insurance brokerage franchise, which resulted in a significantly undervalued stock. Amidst substantial disruption in the industry, a new CEO has improved operating margins and refocused Aon toward maximizing the revenue capabilities of its global scale by serving clients' needs with integrity and transparency.

     We added one new investment during the period but, typical of our long-term focus, overall changes to the portfolio were modest. We bought shares of SunTrust Banks, the 13th largest bank holding company in the U.S. with an attractive southeast and mid-Atlantic footprint. Concerns about net interest margin pressure and the integration of a recent acquisition provided an opportunity to invest in this premier regional bank with a good history of returning excess capital via both growing dividends and share repurchases. We also added to an existing position in Fifth Third Bancorp. The impact of changes on the overall portfolio positioning was an increase in exposure to regional banks against a modest decrease in exposure to property and casualty insurance. The portfolio remains well diversified within the financial sector. Material overweight positions include property and casualty insurance and mortgage finance, mostly represented by Fannie Mae and Freddie Mac.

IN CLOSING

Historically, the expectation of a conclusion to a Fed tightening cycle has been a precursor to strong performance by financial stocks, especially when the sector was undervalued as the Fed stopped raising short-term interest rates. While the sector looks reasonably valued today, such an opportunity could be before us.

Over the long term, we encourage investors to evaluate the absolute returns generated by the Fund versus those available in the broad market. Over the short term, the Fund's returns may vary widely. Nevertheless, we will remain focused on uncovering the most attractive investments in the financials sector. We thank you for your continued investment in AIM Financial Services Fund and pledge to work hard on your behalf.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[SIMON PHOTO]

MICHAEL J. SIMON, Chartered Financial Analyst, senior portfolio manager, is the lead portfolio manager of AIM Financial Services Fund. He started his investment career in 1989 and joined AIM in 2001. Mr. Simon received his B.B.A. in finance from Texas Christian University and his M.B.A. from the University of Chicago. He has served as Occasional Faculty in the Finance and Decision Sciences Department of Texas Christian University's M.J. Neeley School of Business.

[WALSH PHOTO]

MEGGAN M. WALSH, Chartered Financial Analyst, senior portfolio manager, is a portfolio manager of AIM Financial Services Fund. She has worked in the investment industry since 1987. She joined AIM in 1991 as a trader of short-term taxable fixed income securities. In 1998, Ms. Walsh assumed portfolio management duties in AIM's equities department. Ms. Walsh received her bachelor's degree in finance from the University of Maryland and her M.B.A. from Loyola College.

Assisted by the Basic Value Team and the Diversified Dividend Team
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGE 5.

AIM FINANCIAL SERVICES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended September 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 9/30/05, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)              1.22%
  1 Year                        -2.37

CLASS B SHARES
Inception (3/28/02)              1.51%
  1 Year                        -2.12

CLASS C SHARES
Inception (2/14/00)              6.17%
  5 Years                        0.27
  1 Year                         1.64

CLASS K SHARES
Inception (11/30/00)             2.22%
  1 Year                         3.18

INVESTOR CLASS SHARES
Inception (6/2/86)              13.66%
  10 Years                      11.44
  5 Years                        1.11
  1 Year                         3.34
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS K SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.70% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES FOR THE FUND'S CLASS A, CLASS B AND CLASS K SHARES, PERFORMANCE FOR THESE SHARE CLASSES WOULD HAVE BEEN LOWER.

AIM FINANCIAL SERVICES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005, through September 30, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                         ACTUAL                                    HYPOTHETICAL
                                                           (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES     ENDING ACCOUNT    EXPENSES       ANNUALIZED
SHARE           VALUE                VALUE           PAID DURING      VALUE          PAID DURING      EXPENSE
CLASS          (4/1/05)           (9/30/05)/1/      PERIOD/2/,/3/      (9/30/05)    PERIOD/2/,/4/      RATIO
  A          $   1,000.00         $ 1,032.80          $  6.83         $ 1,018.35       $  6.78          1.34%
  B              1,000.00           1,028.80            10.38           1,014.84         10.30           2.04
  C              1,000.00           1,028.70            10.37           1,014.84         10.30           2.04
  K              1,000.00           1,032.00             7.59           1,017.60          7.54           1.49
Investor         1,000.00           1,032.60             6.57           1,018.60          6.53           1.29

/1/ The actual ending account value is based on the actual total return of the Fund for the period April 1, 2005, through September 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

/2/ Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent half year is 1.29% for Class A shares.

/3/ The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $6.57 for Class A shares.

/4/ The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal year are $6.53 for Class A shares.
--------------------------------------------------------------------------------

                                     [ARROW
                                     BUTTON     For More Information Visit
                                     IMAGE]     AIMINVESTMENTS.COM

AIM FINANCIAL SERVICES FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION


The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Financial Services Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Financial Services Fund Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; and (ii) was higher than the sub-advisory fee rates for an unaffiliated mutual fund for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual fund were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through March 31, 2006 and the

                                                                     (Continued)
                                        7

AIM FINANCIAL SERVICES FUND

voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. The Board also considered the Senior Officer's recommendation that the Board consider an additional advisory fee waiver for the Fund due to the Fund's under-performance. The Board concluded that such a fee waiver was not appropriate for the Fund at this time and that, rather than requesting such a fee waiver from AIM, the Board should closely monitor the Fund's performance under the new portfolio management team.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)


                                                                 MARKET
                                                     SHARES      VALUE
      --------------------------------------------------------------------
      COMMON STOCKS-99.09%

      ASSET MANAGEMENT & CUSTODY
       BANKS-8.85%
      Bank of New York Co., Inc. (The)              1,218,000 $ 35,821,380
      --------------------------------------------------------------------
      Federated Investors, Inc.-Class B               454,050   15,088,081
      --------------------------------------------------------------------
      Franklin Resources, Inc.                         51,000    4,281,960
      --------------------------------------------------------------------
      State Street Corp.                              158,500    7,753,820
      --------------------------------------------------------------------
                                                                62,945,241
      --------------------------------------------------------------------

      CONSUMER FINANCE-3.19%
      Capital One Financial Corp.                     285,300   22,687,056
      --------------------------------------------------------------------

      DIVERSIFIED BANKS-13.94%
      Anglo Irish Bank Corp. PLC (Ireland)/(a)/       468,600    6,406,506
      --------------------------------------------------------------------
      Bank of America Corp.                           842,612   35,473,965
      --------------------------------------------------------------------
      U.S. Bancorp                                    534,600   15,011,568
      --------------------------------------------------------------------
      Wachovia Corp.                                  521,200   24,803,908
      --------------------------------------------------------------------
      Wells Fargo & Co.                               298,200   17,465,574
      --------------------------------------------------------------------
                                                                99,161,521
      --------------------------------------------------------------------

      DIVERSIFIED CAPITAL MARKETS-1.43%
      UBS A.G. (Switzerland)                          119,000   10,174,500
      --------------------------------------------------------------------

      INSURANCE BROKERS-5.17%
      Aon Corp.                                       461,900   14,817,752
      --------------------------------------------------------------------
      Marsh & McLennan Cos., Inc.                     722,000   21,941,580
      --------------------------------------------------------------------
                                                                36,759,332
      --------------------------------------------------------------------

      INVESTMENT BANKING &
       BROKERAGE-10.80%
      Lehman Brothers Holdings Inc.                   111,700   13,010,816
      --------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                       665,600   40,834,560
      --------------------------------------------------------------------
      Morgan Stanley                                  426,400   23,000,016
      --------------------------------------------------------------------
                                                                76,845,392
      --------------------------------------------------------------------

      LIFE & HEALTH INSURANCE-3.30%
      Prudential Financial, Inc.                      347,000   23,443,320
      --------------------------------------------------------------------

      MULTI-LINE INSURANCE-7.72%
      American International Group, Inc.              140,852    8,727,190
      --------------------------------------------------------------------
      Genworth Financial Inc.-Class A                 265,400    8,556,496
      --------------------------------------------------------------------
      Hartford Financial Services Group, Inc. (The)   487,600   37,628,092
      --------------------------------------------------------------------
                                                                54,911,778
      --------------------------------------------------------------------

                                                                 MARKET
                                                     SHARES      VALUE
     ---------------------------------------------------------------------

     OTHER DIVERSIFIED FINANCIAL
      SERVICES-14.29%
     Citigroup Inc.                                 1,179,801 $ 53,704,542
     ---------------------------------------------------------------------
     JPMorgan Chase & Co.                           1,412,472   47,925,175
     ---------------------------------------------------------------------
                                                               101,629,717
     ---------------------------------------------------------------------

     PROPERTY & CASUALTY INSURANCE-9.61%
     ACE Ltd.                                         678,200   31,922,874
     ---------------------------------------------------------------------
     Chubb Corp. (The)                                 74,000    6,626,700
     ---------------------------------------------------------------------
     MBIA Inc.                                        252,000   15,276,240
     ---------------------------------------------------------------------
     St. Paul Travelers Cos., Inc. (The)              323,467   14,513,964
     ---------------------------------------------------------------------
                                                                68,339,778
     ---------------------------------------------------------------------

     REGIONAL BANKS-7.59%
     Cullen/Frost Bankers, Inc.                       157,200    7,756,248
     ---------------------------------------------------------------------
     Fifth Third Bancorp                              526,050   19,321,817
     ---------------------------------------------------------------------
     North Fork Bancorp., Inc.                        478,500   12,201,750
     ---------------------------------------------------------------------
     SunTrust Banks, Inc.                             111,500    7,743,675
     ---------------------------------------------------------------------
     Zions Bancorp.                                    98,200    6,992,822
     ---------------------------------------------------------------------
                                                                54,016,312
     ---------------------------------------------------------------------

     SPECIALIZED CONSUMER SERVICES-1.16%
     H&R Block, Inc.                                  344,000    8,249,120
     ---------------------------------------------------------------------

     THRIFTS & MORTGAGE FINANCE-12.04%
     Fannie Mae                                       825,700   37,007,874
     ---------------------------------------------------------------------
     Freddie Mac                                      435,700   24,599,622
     ---------------------------------------------------------------------
     Hudson City Bancorp, Inc.                        596,700    7,100,730
     ---------------------------------------------------------------------
     PMI Group, Inc. (The)                            425,600   16,968,672
     ---------------------------------------------------------------------
                                                                85,676,898
     ---------------------------------------------------------------------
         Total Common Stocks (Cost $565,825,373)               704,839,965
     ---------------------------------------------------------------------
     MONEY MARKET FUNDS-0.90%
     Premier Portfolio-Institutional Class
      (Cost $6,398,215)/(b)/                        6,398,215    6,398,215
     ---------------------------------------------------------------------
     TOTAL INVESTMENTS-99.99% (Cost $572,223,588)              711,238,180
     ---------------------------------------------------------------------
     OTHER ASSETS LESS LIABILITIES-0.01%                            60,424
     ---------------------------------------------------------------------
     NET ASSETS-100.00%                                       $711,298,604
     ---------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at September 30, 2005 represented 0.90% of the Fund's Net Assets. See Note 1A.
/(b)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $565,825,373)                       $704,839,965
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $6,398,215)            6,398,215
-----------------------------------------------------------------------------------
    Total investments (cost $572,223,588)                               711,238,180
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                        1,175,174
-----------------------------------------------------------------------------------
  Dividends                                                                 887,317
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           152,391
-----------------------------------------------------------------------------------
Other assets                                                                 22,982
-----------------------------------------------------------------------------------
    Total assets                                                        713,476,044
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Fund shares reacquired                                                  1,523,658
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        205,464
-----------------------------------------------------------------------------------
Accrued distribution fees                                                   184,856
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             6,139
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 150,741
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  106,582
-----------------------------------------------------------------------------------
    Total liabilities                                                     2,177,440
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                            $711,298,604
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                          $497,136,329
-----------------------------------------------------------------------------------
Undistributed net investment income                                       7,133,766
-----------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                              68,013,916
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities                        139,014,593
-----------------------------------------------------------------------------------
                                                                       $711,298,604
-----------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $ 70,330,812
          ------------------------------------------------------------
          Class B                                         $ 55,367,547
          ------------------------------------------------------------
          Class C                                         $ 19,459,719
          ------------------------------------------------------------
          Class K                                         $    984,007
          ------------------------------------------------------------
          Investor Class                                  $565,156,519
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            2,507,693
          ------------------------------------------------------------
          Class B                                            1,985,754
          ------------------------------------------------------------
          Class C                                              713,500
          ------------------------------------------------------------
          Class K                                               35,879
          ------------------------------------------------------------
          Investor Class                                    20,046,366
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      28.05
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $28.05 / 94.50%)        $      29.68
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      27.88
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      27.27
          ------------------------------------------------------------
          Class K:
            Net asset value and offering price per share  $      27.43
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      28.19
          ------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $105,684)                                 $ 9,098,856
---------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                               223,093
---------------------------------------------------------------------------------------------------
    Total investment income                                                              9,321,949
---------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                            2,647,266
---------------------------------------------------------------------------------------------------
Administrative services fees                                                               108,744
---------------------------------------------------------------------------------------------------
Custodian fees                                                                              30,160
---------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                  117,984
---------------------------------------------------------------------------------------------------
  Class B                                                                                  306,116
---------------------------------------------------------------------------------------------------
  Class C                                                                                  109,899
---------------------------------------------------------------------------------------------------
  Class K                                                                                    2,498
---------------------------------------------------------------------------------------------------
  Investor Class                                                                           760,873
---------------------------------------------------------------------------------------------------
Transfer agent fees                                                                        964,278
---------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                   21,411
---------------------------------------------------------------------------------------------------
Other                                                                                      225,863
---------------------------------------------------------------------------------------------------
    Total expenses                                                                       5,295,092
---------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                      (14,711)
---------------------------------------------------------------------------------------------------
    Net expenses                                                                         5,280,381
---------------------------------------------------------------------------------------------------
Net investment income                                                                    4,041,568
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
  Investment securities                                                                 22,015,747
---------------------------------------------------------------------------------------------------
  Foreign currencies                                                                         1,735
---------------------------------------------------------------------------------------------------
                                                                                        22,017,482
---------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities             (146,778)
---------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                              21,870,704
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $25,912,272
---------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005 (Unaudited)

                                                                                                            SEPTEMBER 30,
                                                                                                                2005
---------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                     $   4,041,568
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                          22,017,482
---------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies           (146,778)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                            25,912,272
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                       --
---------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                                     --
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                              --
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                       --
---------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                                        --
---------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                                --
---------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                     (14,114,555)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                     (11,845,231)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                      (5,150,365)
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                        (182,472)
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (87,982,904)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                  (119,275,527)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                     (93,363,255)
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                         804,661,859
---------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $7,133,766 and $3,092,198, respectively)  $ 711,298,604
---------------------------------------------------------------------------------------------------------------------------

                                                                                                               MARCH 31,
                                                                                                                 2005
---------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income                                                                                     $    7,549,010
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                           92,919,090
---------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies        (135,106,035)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                            (34,637,935)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                                                         (609,121)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                         (140,374)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                          (54,592)
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                           (7,095)
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                (5,291,880)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                              (6,103,062)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                                                       (7,597,576)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                       (6,185,077)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                       (2,405,416)
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (101,359)
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                               (58,366,582)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                                (74,656,010)
---------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                        (80,759,072)
---------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                      (18,261,084)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                      (16,948,631)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                      (10,921,389)
---------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (332,292)
---------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                              (124,630,423)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                   (171,093,819)
---------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                     (286,490,826)
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                                                                        1,091,152,685
---------------------------------------------------------------------------------------------------------------------------
  End of period (including undistributed net investment income of $7,133,766 and $3,092,198, respectively)  $  804,661,859
---------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Financial Services Fund, formerly INVESCO Financial Services Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.30%, 2.05%, 2.05%, 1.50% and 1.30% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.90%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $1,521.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the six months ended September 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $156.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $108,744.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $964,278.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $117,984, $306,116, $109,899, $2,498 and $760,873, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $7,282 in front-end sales commissions from the sale of Class A shares and $12, $6,718, $948 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the six months ended September 30, 2005.

                                                                                 CHANGE IN
                                                                                 UNREALIZED
                                      MARKET VALUE  PURCHASES   PROCEEDS FROM   APPRECIATION  MARKET VALUE DIVIDEND REALIZED GAIN
FUND                                    03/31/05     AT COST        SALES      (DEPRECIATION)   09/30/05    INCOME     (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $25,338,683  $100,866,665 $(119,807,133)      $--        $6,398,215  $223,093      $--
---------------------------------------------------------------------------------------------------------------------------------

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended September 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $13,034.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $2,598 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended September 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  The Fund did not have a capital loss carryforward as of March 31, 2005.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $19,893,332 and $116,015,392, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustee, AIM recovered third party research credits, during the six months ended September 30, 2005, in the amount of $3,119. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $171,709,127
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (33,253,407)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $138,455,720
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $572,782,460.

NOTE 9--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.
  As of the close of business on August 15, 2005, the Fund limited public sales of Class K shares to existing Class K shareholders. Subsequent to the end of the reporting period, on October 21, 2005, Class K shares converted to Class A shares and Class K shares are no longer offered publicly for sale. Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                         CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              YEAR ENDED
                                                                SEPTEMBER 30,                MARCH 31,
                                                                   2005(a)                      2005
                                                          -------------------------  -------------------------
                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    297,294  $   8,257,539     266,900  $   7,830,418
---------------------------------------------------------------------------------------------------------------
  Class B                                                     37,685      1,041,633     101,606      2,984,407
---------------------------------------------------------------------------------------------------------------
  Class C                                                     23,234        627,825      70,133      2,026,953
---------------------------------------------------------------------------------------------------------------
  Class K                                                      4,228        115,494      18,153        527,485
---------------------------------------------------------------------------------------------------------------
  Investor Class                                             548,101     15,343,973   1,488,790     43,945,228
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         --             --     266,982      7,643,700
---------------------------------------------------------------------------------------------------------------
  Class B                                                         --             --     206,921      5,922,067
---------------------------------------------------------------------------------------------------------------
  Class C                                                         --             --      82,697      2,314,688
---------------------------------------------------------------------------------------------------------------
  Class K                                                         --             --       3,869        108,455
---------------------------------------------------------------------------------------------------------------
  Investor Class                                                  --             --   2,145,370     61,722,150
---------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     69,951      1,931,055     158,966      4,634,274
---------------------------------------------------------------------------------------------------------------
  Class B                                                    (70,234)    (1,931,055)   (159,324)    (4,634,274)
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (869,856)   (24,303,149) (1,308,010)   (38,369,476)
---------------------------------------------------------------------------------------------------------------
  Class B                                                   (394,909)   (10,955,809)   (725,853)   (21,220,831)
---------------------------------------------------------------------------------------------------------------
  Class C                                                   (212,640)    (5,778,190)   (531,289)   (15,263,030)
---------------------------------------------------------------------------------------------------------------
  Class K                                                    (10,811)      (297,966)    (33,160)      (968,232)
---------------------------------------------------------------------------------------------------------------
  Investor Class                                          (3,672,176)  (103,326,877) (7,815,338)  (230,297,801)
---------------------------------------------------------------------------------------------------------------
                                                          (4,250,133) $(119,275,527) (5,762,587) $(171,093,819)
---------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 22% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                                   ---------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                                       2005         ----------------------------------
                                                                   -------------        2005         2004        2003
--------------------------------------------------------------------                ------------------------------------
Net asset value, beginning of period                                  $ 27.16       $ 30.83      $  21.68      $ 28.22
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.15/(a)/     0.23/(a)/     0.16/(a)/    0.06
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.74         (1.19)         9.10        (6.37)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.89         (0.96)         9.26        (6.31)
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     --         (0.20)        (0.11)       (0.20)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --         (2.51)           --        (0.03)
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                    --         (2.71)        (0.11)       (0.23)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 28.05       $ 27.16      $  30.83      $ 21.68
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                        3.28%        (3.57)%       42.78%      (22.36)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $70,331       $81,761      $111,766      $ 5,311
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.34%/(c)/    1.38%         1.41%        1.38%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.34%/(c)/    1.39%         1.66%        1.51%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     1.08%/(c)/    0.79%         0.55%        0.49%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                                3%           53%           57%          60%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $77,984,886. /(d)/Not annualized for periods less than one year.

                                                                                          CLASS B
                                                                   ---------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                                       2005         ----------------------------------
                                                                   -------------        2005         2004        2003
--------------------------------------------------------------------                ------------------------------------
Net asset value, beginning of period                                  $ 27.10       $ 30.82      $ 21.74       $ 28.22
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.05/(a)/     0.04/(a)/   (0.03)/(a)/   (0.03)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.73         (1.19)        9.11         (6.30)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.78         (1.15)        9.08         (6.33)
------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     --         (0.06)       (0.00)        (0.11)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --         (2.51)          --         (0.04)
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                    --         (2.57)       (0.00)        (0.15)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 27.88       $ 27.10      $ 30.82       $ 21.74
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                        2.88%        (4.19)%      41.78%       (22.48)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $55,368       $65,390      $92,137       $   990
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         2.04%/(c)/    2.03%        2.06%         2.09%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      2.04%/(c)/    2.04%        2.34%         2.40%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              0.38%/(c)/    0.14%       (0.10)%       (0.20)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                                3%           53%          57%           60%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $61,055,846. /(d)/Not annualized for periods less than one year.


                                                                   ------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2005         -------------
                                                                   -------------        2005
--------------------------------------------------------------------                --------------
Net asset value, beginning of period                                  $ 26.51       $ 30.20
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.05/(a)/     0.04/(a)/
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.71         (1.16)
--------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.76         (1.12)
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     --         (0.06)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --         (2.51)
--------------------------------------------------------------------------------------------------
    Total distributions                                                    --         (2.57)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 27.27       $ 26.51
--------------------------------------------------------------------------------------------------
Total return/(b)/                                                        2.87%        (4.18)%
--------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $19,460       $23,932
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  2.04%/(c)/    2.03%/(d)/
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              0.38%/(c)/    0.14%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                3%           53%
--------------------------------------------------------------------------------------------------

                                                                        CLASS C
                                                                   ------------------------------------------


                                                                          YEAR ENDED MARCH 31,
                                                                   ------------------------------------------
                                                                       2004        2003      2002        2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 21.38       $ 27.89   $ 28.72   $ 27.06
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.12)/(a)/   (0.25)    (0.10)    (0.09)/(a)/
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     8.94         (6.22)     0.87      3.05
------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  8.82         (6.47)     0.77      2.96
------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.00)           --        --     (0.08)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --         (0.04)    (1.60)    (1.22)
------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.00)        (0.04)    (1.60)    (1.30)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 30.20       $ 21.38   $ 27.89   $ 28.72
------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    41.27%       (23.22)%    2.98%    10.87%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $38,696       $10,026   $16,880   $12,221
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               2.38%         2.45%     2.07%     1.85%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.42)%       (0.68)%   (0.57)%   (0.31)%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            57%           60%       81%       99%
------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $21,919,833. /(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.04% for the year ended March 31, 2005.
/(e)/Not annualized for periods less than one year.

                                                                                                        CLASS K
                                                                   --------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,                YEAR ENDED MARCH 31,
                                                                       2005        ----------------------------------------
                                                                   -------------      2005        2004       2003        2002
--------------------------------------------------------------------               -----------------------------------------------
Net asset value, beginning of period                                  $26.58       $30.23      $21.27      $ 27.69   $28.67
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          0.13/(a)/    0.20/(a)/   0.12/(a)/    0.15    (0.03)/(a)/
----------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       0.72        (1.16)       8.93        (6.41)    0.90
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    0.85        (0.96)       9.05        (6.26)    0.87
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                    --        (0.18)      (0.09)       (0.12)   (0.25)
----------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                   --        (2.51)         --        (0.04)   (1.60)
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                   --        (2.69)      (0.09)       (0.16)   (1.85)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $27.43       $26.58      $30.23      $ 21.27   $27.69
----------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       3.20%       (3.66)%     42.61%      (22.62)%   3.38%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  984       $1,129      $1,621      $ 1,348   $1,033
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.49%/(c)/   1.48%       1.51%        1.78%    1.63%
----------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.49%/(c)/   1.49%       2.24%        2.13%    1.63%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             0.93%/(c)/   0.69%       0.45%        0.18%   (0.12)%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               3%          53%         57%          60%      81%
----------------------------------------------------------------------------------------------------------------------------------

                                                                   ------------
                                                                   NOVEMBER 30, 2000
                                                                      (DATE SALES
                                                                     COMMENCED) TO
                                                                       MARCH 31,
                                                                         2001
-------------------------------------------------------------------
Net asset value, beginning of period                                    $29.35
-------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           (0.17)
-------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        (0.38)
-------------------------------------------------------------------------------------
    Total from investment operations                                     (0.55)
-------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   (0.13)
-------------------------------------------------------------------------------------
  Distributions from net realized gains                                     --
-------------------------------------------------------------------------------------
    Total distributions                                                  (0.13)
-------------------------------------------------------------------------------------
Net asset value, end of period                                          $28.67
-------------------------------------------------------------------------------------
Total return/(b)/                                                        (1.97)%
-------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $    1
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                          3.35%/(d)/
-------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                       3.35%/(d)/
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              (1.80)%/(d)/
-------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                99%
-------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $1,107,431. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.


                                                                   -------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2005         --------------
                                                                   -------------         2005
--------------------------------------------------------------------                ---------------
Net asset value, beginning of period                                 $  27.30       $  30.96
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.16/(a)/      0.27/(a)/
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.73          (1.19)
---------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.89          (0.92)
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     --          (0.23)
---------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --          (2.51)
---------------------------------------------------------------------------------------------------
    Total distributions                                                    --          (2.74)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  28.19       $  27.30
---------------------------------------------------------------------------------------------------
Total return/(b)/                                                        3.26%         (3.44)%
---------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $565,157       $632,450
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.29%/(c)/     1.28%/(d)/
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     1.13%/(c)/     0.89%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                                3%            53%
---------------------------------------------------------------------------------------------------

                                                                     INVESTOR CLASS
                                                                   ------------------------------------------------


                                                                          YEAR ENDED MARCH 31,
                                                                   ------------------------------------------------
                                                                       2004         2003       2002        2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  21.77      $  28.22   $    28.88  $    27.13
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.15/(a)/     0.10         0.07        0.10
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      9.14         (6.42)        0.94        2.97
-------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   9.29         (6.32)        1.01        3.07
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.10)        (0.10)       (0.07)      (0.10)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --         (0.03)       (1.60)      (1.22)
-------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.10)        (0.13)       (1.67)      (1.32)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  30.96      $  21.77   $    28.22  $    28.88
-------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     42.73%       (22.39)%       3.82%      11.25%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $846,933      $734,440   $1,234,230  $1,368,583
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.42%         1.40%        1.27%       1.25%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   0.54%         0.38%        0.24%       0.36%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             57%           60%          81%         99%
-------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $607,035,099.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.29% for the year ended March 31, 2005.
/(e)/Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).
These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES    OFFICERS                                                  OFFICE OF THE FUND
Bob R. Baker         Robert H. Graham                                          11 Greenway Plaza
                     President and Principal Executive Officer                 Suite 100
Frank S. Bayley                                                                Houston, TX 77046-1173
                     Mark H. Williamson
James T. Bunch       Executive Vice President                                  INVESTMENT ADVISOR
                                                                               A I M Advisors, Inc.
Bruce L. Crockett    Lisa O. Brinkley                                          11 Greenway Plaza
Chair                Senior Vice President and Chief Compliance Officer        Suite 100
                                                                               Houston, TX 77046-1173
Albert R. Dowden     Russell C. Burk
                     Senior Vice President and Senior Officer                  TRANSFER AGENT
Edward K. Dunn, Jr.                                                            AIM Investment Services, Inc.
                     Kevin M. Carome                                           P.O. Box 4739
Jack M. Fields       Senior Vice President, Secretary and Chief Legal Officer  Houston, TX 77210-4739

Carl Frischling      Sidney M. Dilgren                                         CUSTODIAN
                     Vice President, Treasurer and Principal Financial Officer State Street Bank and Trust Company
Robert H. Graham                                                               225 Franklin Street
Vice Chair           Robert G. Alley                                           Boston, MA 02110-2801
                     Vice President
Gerald J. Lewis                                                                COUNSEL TO THE FUND
                     J. Philip Ferguson                                        Ballard Spahr
Prema Mathai-Davis   Vice President                                            Andrews & Ingersoll, LLP
                                                                               1735 Market Street, 51st Floor
Lewis F. Pennock     Mark D. Greenberg                                         Philadelphia, PA 19103-7599
                     Vice President
Ruth H. Quigley                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                     William R. Keithler                                       Kramer, Levin, Naftalis & Frankel LLP
Larry Soll           Vice President                                            1177 Avenue of the Americas
                                                                               New York, NY 10036-2714
Raymond Stickel, Jr. Karen Dunn Kelley
                     Vice President                                            DISTRIBUTOR
Mark H. Williamson                                                             A I M Distributors, Inc.
                                                                               11 Greenway Plaza
                                                                               Suite 100
                                                                               Houston, TX 77046-1173

    Domestic Equity                          Sector Equity

AIM Aggressive Growth Fund               AIM Advantage Health Sciences Fund
AIM Basic Balanced Fund*                 AIM Energy Fund
AIM Basic Value Fund                     AIM Financial Services Fund
AIM Blue Chip Fund                       AIM Global Health Care Fund
AIM Capital Development Fund             AIM Global Real Estate Fund
AIM Charter Fund                         AIM Gold & Precious Metals Fund
AIM Constellation Fund                   AIM Leisure Fund
AIM Diversified Dividend Fund            AIM Multi-Sector Fund
AIM Dynamics Fund                        AIM Real Estate Fund1
AIM Large Cap Basic Value Fund           AIM Technology Fund
AIM Large Cap Growth Fund                AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/1/               Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                 TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund               AIM Floating Rate Fund
AIM Premier Equity Fund                  AIM High Yield Fund
AIM S&P 500 Index Fund                   AIM Income Fund
AIM Select Equity Fund                   AIM Intermediate Government Fund
AIM Small Cap Equity Fund                AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund1               AIM Money Market Fund
AIM Small Company Growth Fund            AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                AIM Total Return Bond Fund
AIM Trimark Small Companies Fund         Premier Portfolio
AIM Weingarten Fund                      Premier U.S. Government Money Portfolio

*Domestic equity and income fund
                                         TAX-FREE

   International/Global Equity           AIM High Income Municipal Fund1
                                         AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund             AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund              AIM Tax-Free Intermediate Fund
AIM European Growth Fund                 Premier Tax-Exempt Portfolio
AIM European Small Company Fund/1/
AIM Global Aggressive Growth Fund            AIM Allocation Solutions
AIM Global EquityFund
AIM Global Growth Fund                   AIM Conservative Allocation Fund
AIM Global Value Fund                    AIM Growth Allocation Fund/2/
AIM International Core Equity Fund       AIM Moderate Allocation Fund
AIM International Growth Fund            AIM Moderate Growth Allocation Fund
AIM International Small Company Fund/1/  AIM Moderately Conservative Allocation
AIM Trimark Fund                         Fund

                                         Diversified Portfolios

                                         AIM Income Allocation Fund
                                         AIM International Allocation Fund

/1/ This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

/2/ Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after December 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group INC. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. data as of september 30, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM                I-FSE-SAR-1           A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

Mutual      Retirement  Annuities   College   Separately   Offshore   Cash
Funds       Products                Savings   Managed      Products   Management
                                     Plans     Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                             AIM GOLD & PRECIOUS
                                                                     METALS FUND

                          Semiannual Report to Shareholders . September 30, 2005


                                  [COVER IMAGE]

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM GOLD & PRECIOUS METALS FUND SEEKS CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of September 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. The Fund may invest 100% of its assets in the securities of non-U.S. issuers. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. The securities of companies involved in exploring for, mining, processing or dealing and investing in gold, gold bullion and other precious metals as well as diamonds are highly dependent on the price of precious metals at any given time.

.. Fluctuations in the price of gold directly--and often dramatically--affect the profitability and market value of companies in this sector. Changes in political or economic climate for the two largest gold producers--South Africa and the former Soviet Union--may have a direct impact on the price of gold worldwide. Up to 10% of the Fund's assets at the time of purchase may be invested in gold bullion. The Fund's investments directly in gold bullion will earn no income return; appreciation in the market price of gold is the sole manner in which the Fund can realize gains on bullion investments. The Fund may have higher storage and custody costs in connection with its ownership of bullion than those associated with the purchase, holding and sale of more traditional types of investments.

.. Investing in smaller companies involves greater risk than investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the Fund's overall performance.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- INDEX) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The unmanaged LIPPER GOLD FUND INDEX represents an average of the 30 largest gold funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The PHILADELPHIA GOLD & SILVER INDEX is a capitalization-weighted index on the Philadelphia Stock Exchange that includes the leading companies involved in the mining of gold and silver.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or

Continued on Page 5

------------------------------------
FUND NASDAQ SYMBOLS

Class A Shares                 IGDAX
Class B Shares                 IGDBX
Class C Shares                 IGDCX
Investor Class Shares          FGLDX
------------------------------------

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED           MAY LOSE VALUE        NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM GOLD & PRECIOUS METALS FUND

[GRAHAM PHOTO]      DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    The six-month period covered by this report was a good one for the vast majority of investors. Equity and fixed-income indexes, including municipal bond indexes, delivered positive total returns. Solid economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. In the short run, it appeared that hurricanes Katrina and Rita, which heavily damaged parts of the Gulf Coast as the reporting period was ending, had inflicted little damage on the U.S. economy, though it may take some time before the full impact of the storms is known.

ROBERT H. GRAHAM      For a discussion of how market conditions affected your
                    Fund and how the Fund was managed during the reporting period, please turn to Page 3.

                    ADDITIONAL INFORMATION IN THIS REPORT

                    We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the semiannual report on your Fund dated one year ago. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last October.

[WILLIAMSON PHOTO]    Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

MARK H. WILLIAMSON    One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 7 and 8.

                      Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                  /s/ MARK H. WILLIAMSON

                    Robert H. Graham                      Mark H. Williamson
                    President & Vice Chair,               President,
                    AIM Funds                             A I M Advisors, Inc.

                    November 14, 2005

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM GOLD & PRECIOUS METALS FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

[CROCKETT PHOTO]      At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

BRUCE L. CROCKETT     Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this semiannual report on Pages 7 and 8. I encourage you to review it.

                      Together with monitoring fund expenses, fund
                    performance is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                      Your Board has a well-defined process and structure
                    for monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                      At subcommittee meetings, held throughout the year,
                    the performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                      Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    November 14, 2005

AIM GOLD & PRECIOUS METALS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Amid concerns about possible inflation, the price of gold rose to a 17-year high in the final month of the reporting period--a development that enabled your Fund to post double-digit returns for the six months ended September 30, 2005.

     The Fund outperformed the S&P 500 Index as stock market performance was muted for the period while it tracked its style-specific index. The Fund's long-term performance can be found on Page 5.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-9/30/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                         20.28%

Class B Shares                         19.77

Class C Shares                         20.00

Investor Class Shares                  20.45

S&P 500 Index
(Broad Market Index)                    5.02

Philadelphia Gold & Silver Index
(Style-Specific Index)                 20.47

Lipper Gold Fund Index
(Peer Group Index)                     20.61

SOURCE: LIPPER, INC., BLOOMBERG
--------------------------------------------------------------------------------

HOW WE INVEST

We invest in companies involved in the discovery, mining, processing and exchange of gold and other precious metals. We select stocks based on analysis of individual companies, focusing on companies we believe have the ability to:

.. increase production capacity at a low cost

.. make major gold discoveries on a global basis

.. benefit from rising gold prices

     The portfolio will typically include "core companies," major gold and precious metal firms with proven production reserves; and "emerging companies," mid to small-sized exploration companies we believe can make significant precious metal discoveries.

     We control risk by diversifying among large and small companies in the industry, generally avoiding excessive concentration of assets in a small number of stocks; and maintaining a small position in gold bullion to provide exposure to the commodity price.

     We may sell a stock for any of the following reasons:

.. a better investment option becomes available

.. valuation becomes too high

.. corporate management changes the company's strategic direction to the detriment of shareholders

.. a company is adversely affected by a geopolitical or economic event

MARKET CONDITIONS AND YOUR FUND

Despite impressive corporate earnings, key stock market indexes generally posted only modest gains for the reporting period amid concerns about rising interest rates and fuel costs and the long-term economic effects of two devastating Gulf Coast hurricanes. Energy and utilities were the best-performing sectors of the S&P 500 Index and the only ones to post double-digit gains. Other sectors generally recorded modest gains or losses for the period.

     Gold and precious metals and minerals are components of the metals and mining industry within the materials sector. While the materials sector recorded a loss for the period, gold and precious metals stocks generally posted gains.

     The price of gold, which was $439 per ounce on March 31, fluctuated within a relatively narrow range for most of the reporting period, before increasing significantly in September, attaining a 17-year high when it reached $476 per ounce on September 29. The price of gold ended the period at $472 per ounce.

     Investors tend to view gold and gold stocks as a "store of value" for their assets during periods of a weakening U.S. dollar, rising inflation and geopolitical and economic uncertainty. While the dollar remained

                                                                     (continued)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                     TOP 10 EQUITY HOLDINGS*
By Industry
              [PIE CHART]
Precious Metals & Minerals         21.0%  1. Freeport-McMoRan Copper & Gold, Inc.-Class B  6.6%
Diversified Metals & Mining        20.3%  2. Gold Fields Ltd.-ADR                          5.2
Gold Bullion                        4.8%  3. Barrick Gold Corp.                            4.9
Money Market Funds Plus                   4. Newmont Mining Corp.                          4.8
Other Assets Less Liabilities       4.3%  5. Gold Bullion                                  4.8
Gold                               49.6%  6. Glamis Gold Ltd.                              4.7
                                          7. Impala Platinum Holdings Ltd.                 4.6
                                          8. Meridian Gold Inc.                            4.4
                                          9. Compania de Minas Buenaventura S.A.A.-ADR     4.4
                                          10. Goldcorp Inc.                                4.1

                                                     TOTAL NET ASSETS                  $147.8 million
                                                     TOTAL NUMBER OF HOLDINGS*           31

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM GOLD & PRECIOUS METALS FUND

relatively stable against other currencies, the U.S. Department of Labor reported that the consumer price index, a commonly used measure of inflation, was 4.7% higher in September 2005 than it was for the same month of the previous year. The department also reported that fuel costs increased sharply for the third consecutive month in August. There was also uncertainty about the long-term economic impact of Hurricane Katrina, which devastated New Orleans in September. Finally, demand from China and India also pushed the price of gold higher.

        Our focus is on companies we believe have the ability to increase production at relatively low cost.

     Increased demand from China also has boosted the price of copper, which the country is using to develop its infrastructure. The Fund was in a favorable position to take advantage of this trend as we continued to increase the portfolio's exposure to metals other than gold. Freeport-McMoRan Copper & Gold, our top holding, was also one of the most significant contributors to Fund performance for the period. Our focus is on companies we believe have the ability to increase production at relatively low cost, and Freeport-McMoRan typifies our strategy. The firm owns one of the lowest-cost gold and copper mines in the world and has been increasing production to meet heightened demand, which has helped improve earnings.

     Also enhancing performance was Glamis Gold, which operates several mines in North America. The company has demonstrated an ability to increase production while controlling costs. Its income for the second quarter of 2005 nearly tripled in comparison to the same period for the previous year as the firm reported record gold production.

     Detracting from performance were:

     Teck Cominco, a diversified mining and refining company based in Vancouver, British Columbia, Canada. Although the company reported strong earnings for the second quarter of 2005, it subsequently became involved in a labor dispute at one of its operations. We sold the stock because of concerns that this labor dispute, combined with lower earnings a one of Teck-Cominco's mines, could adversely affect the company's profitability.

     Apollo Gold, a mining company operating mainly in the United States and Canada. The firm has gold, silver, lead and zinc mining operations in Montana and Nevada and in Ontario, Canada. The company has struggled because its existing mines have not been productive. Apollo Gold reported a loss for the first half of 2005, so we sold the stock.

IN CLOSING
At the close of the reporting period, we observed that there were several possible trends that could have a favorable impact on gold and precious metals stocks.

.. Although the U.S. dollar has been relatively stable against the euro, we believe it could weaken against Asian currencies.

.. We also believe inflation could be greater than now anticipated because of rising fuel costs.

.. Finally, we believe demand for gold and other precious metals will continue to grow in developing countries.

     We thank you for your investment in AIM Gold & Precious Metals Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[SEGNER PHOTO]

JOHN S. SEGNER, the lead manager of AIM Gold & Precious Metals Fund, has more than 20 years of experience in the energy and investment industries. Before joining the Fund's advisor in 1997, he was managing director and principal with an investment management company that focused exclusively on publicly-traded energy stocks. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by Energy/Gold/Utilities Team
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGE 5.

AIM GOLD & PRECIOUS METALS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended September 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 9/30/05, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)    19.06%
  1 Year                9.18

CLASS B SHARES
Inception (3/28/02)    20.10%
  1 Year                9.71

CLASS C SHARES
Inception (2/14/00)    19.51%
  5 Years              26.72
  1 Year               13.95

INVESTOR CLASS SHARES
Inception (1/19/84)    -0.50%
  10 Years              1.32
  5 Years              25.58
  1 Year               15.93
================================================================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

Continued from inside front cover

800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

AIM GOLD & PRECIOUS METALS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005, through September 30, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                     ACTUAL                        HYPOTHETICAL
                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

            BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES      ENDING ACCOUNT    EXPENSES     ANNUALIZED
SHARE             VALUE             VALUE          PAID DURING        VALUE        PAID DURING     EXPENSE
CLASS          (4/01/05)          (9/30/05)/1/    PERIOD/2/,/3/     (9/30/05)     PERIOD/2/,/4/     RATIO
  A            $  1,000.00        $  1,202.80       $   8.28       $  1,017.55      $  7.59          1.50%
  B               1,000.00           1,197.70          12.12          1,014.04        11.11          2.20
  C               1,000.00           1,200.00          12.13          1,014.04        11.11          2.20
Investor          1,000.00           1,204.50           8.01          1,017.80         7.33          1.45

/1/The actual ending account value is based on the actual total return of the Fund for the period April 1, 2005, through September 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

/2/Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent fiscal half year is 1.45% for the Class A shares.

/3/The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $8.01 for the Class A shares.

/4/The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.33 for the Class A shares.
--------------------------------------------------------------------------------


                                              [ARROW
                                              BUTTON  For More Information Visit
                                              IMAGE]  AIMINVESTMENTS.COM

AIM GOLD & PRECIOUS METALS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF
INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Gold & Precious Metals Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three and five year periods was below the median performance of such comparable funds and above such median performance for the one year period. The Board also noted AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Gold Fund Index. The Board noted that the Fund's performance for the three and five year periods was comparable to the performance of such Index and above such Index for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was lower than the advisory fee rate for an offshore fund for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through March 31, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006

                                                                     (continued)

AIM GOLD & PRECIOUS METALS FUND

to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)

                                                                 MARKET
                                                     SHARES      VALUE
    --------------------------------------------------------------------------
    DOMESTIC COMMON STOCKS-67.52%

    DIVERSIFIED METALS & MINING-16.68%
    BHP Billiton Ltd.-ADR/(a)/                        150,000 $   5,127,000
    --------------------------------------------------------------------------
    Freeport-McMoRan Copper & Gold, Inc.-Class B      200,000     9,718,000
    --------------------------------------------------------------------------
    Inco Ltd./(a)/                                    110,000     5,208,500
    --------------------------------------------------------------------------
    Ivanhoe Mines Ltd./(a)(b)/                        550,000     4,598,000
    --------------------------------------------------------------------------
                                                                 24,651,500
    --------------------------------------------------------------------------

    GOLD-39.30%
    Agnico-Eagle Mines Ltd./(a)/                      100,000     1,481,000
    --------------------------------------------------------------------------
    Barrick Gold Corp.                                250,000     7,262,500
    --------------------------------------------------------------------------
    Bema Gold Corp./(b)/                            1,000,000     2,690,000
    --------------------------------------------------------------------------
    Cambior Inc./(b)/                               1,700,000     3,621,000
    --------------------------------------------------------------------------
    Glamis Gold Ltd./(a)(b)/                          315,000     6,961,500
    --------------------------------------------------------------------------
    Gold Fields Ltd.-ADR/(a)/                         525,000     7,628,250
    --------------------------------------------------------------------------
    Goldcorp Inc.                                     300,000     6,012,000
    --------------------------------------------------------------------------
    Harmony Gold Mining Co. Ltd.-ADR/(a)/             165,000     1,805,100
    --------------------------------------------------------------------------
    Meridian Gold Inc./(a)(b)/                        300,000     6,573,000
    --------------------------------------------------------------------------
    Newmont Mining Corp./(a)/                         150,000     7,075,500
    --------------------------------------------------------------------------
    Placer Dome Inc./(a)/                             300,000     5,145,000
    --------------------------------------------------------------------------
    Randgold Resources Ltd.-ADR/(a)(b)/               117,006     1,839,334
    --------------------------------------------------------------------------
                                                                 58,094,184
    --------------------------------------------------------------------------

    PRECIOUS METALS & MINERALS-11.54%
    Compania de Minas Buenaventura S.A.A.-ADR         210,000     6,520,500
    --------------------------------------------------------------------------
    Gammon Lake Resources Inc./(b)/                   600,000     4,890,000
    --------------------------------------------------------------------------
    Pan American Silver Corp./(a)(b)/                 320,000     5,651,200
    --------------------------------------------------------------------------
                                                                 17,061,700
    --------------------------------------------------------------------------
      Total Domestic Common Stocks
       (Cost $85,558,396)                                        99,807,384
    --------------------------------------------------------------------------
    FOREIGN STOCKS-23.40%

    CANADA-15.18%
    Aber Diamond Corp. (Precious Metals & Minerals)   130,000     4,751,666
    --------------------------------------------------------------------------
    Eldorado Gold Corp. (Gold)/(b)/                 1,650,000     5,832,294
    --------------------------------------------------------------------------
    Gabriel Resources Ltd. (Gold)/(b)/                239,700       478,266
    --------------------------------------------------------------------------
    IAMGOLD Corp. (Gold)                              500,000     3,668,029
    --------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
 -------------------------------------------------------------------------------

 CANADA-(CONTINUED)
 Kinross Gold Corp. (Gold)/(b)/                         600,000 $   4,608,041
 -------------------------------------------------------------------------------
 Pacific Rim Mining Corp. (Precious Metals &
  Minerals)/(b)/                                      1,254,900     1,079,252
 -------------------------------------------------------------------------------
 Rio Narcea Gold Mines Ltd. (Gold)/(b)/                 515,900       718,777
 -------------------------------------------------------------------------------
 Solitario Resources Corp. (Precious Metals &
  Minerals)/(a)(b)/                                     631,000       949,688
 -------------------------------------------------------------------------------
 SouthernEra Diamonds, Inc.-Class A (Precious Metals
  & Minerals)/(b)/                                    1,025,000       352,612
 -------------------------------------------------------------------------------
                                                                   22,438,625
 -------------------------------------------------------------------------------

 SOUTH AFRICA-4.62%
 Impala Platinum Holdings Ltd. (Precious Metals &
  Minerals)/(c)/                                         60,000     6,821,828
 -------------------------------------------------------------------------------

 UNITED KINGDOM-3.60%
 Rio Tinto PLC (Diversified Metals & Mining)/(c)/       130,000     5,327,690
 -------------------------------------------------------------------------------
   Total Foreign Stocks
    (Cost $30,066,152)                                             34,588,143
 -------------------------------------------------------------------------------

 GOLD BULLION-4.75%
 Gold Bullion (Cost $4,266,032)/(d)/                     14,974     7,027,298
 -------------------------------------------------------------------------------

 MONEY MARKET FUNDS-2.54%
 Premier Portfolio-Institutional Class
  (Cost $3,753,106)/(e)/                              3,753,106     3,753,106
 -------------------------------------------------------------------------------
   TOTAL INVESTMENTS-98.21% (excluding
    investments purchased with cash collateral from
    securities loaned)
    (Cost $123,643,686)                                           145,175,931
 -------------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

 MONEY MARKET FUNDS-20.83%
 Premier Portfolio-Institutional Class/(e)(f)/       30,791,941    30,791,941
 -------------------------------------------------------------------------------
   Total Money Market Funds (purchased with cash
    collateral from securities loaned)
    (Cost $30,791,941)                                             30,791,941
 -------------------------------------------------------------------------------
 TOTAL INVESTMENTS-119.04%
  (Cost $154,435,627)                                             175,967,872
 -------------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(19.04%)                           (28,140,126)
 -------------------------------------------------------------------------------
 NET ASSETS-100.00%                                             $ 147,827,746
 -------------------------------------------------------------------------------


Investment Abbreviations:
ADR- American Depositary Receipt

Notes to Schedule of Investments:
/(a)/All or a portion of this security has been pledged as collateral for securities lending transactions at September 30, 2005.
/(b)/Non-income producing security.
/(c)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at September 30, 2005 was $12,149,518, which represented 8.22% of the Fund's Total Net Assets. See
     Note 1A.
/(d)/Investments in other than a securities-Gold Bullion. See Note 1I. /(e)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(f)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $115,624,548)*                     $ 134,395,527
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $34,545,047)          34,545,047
------------------------------------------------------------------------------------
Investments in Gold Bullion (cost $4,266,032)                             7,027,298
------------------------------------------------------------------------------------
    Total investments (cost $154,435,627)                               175,967,872
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $51,439)                           49,875
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        6,014,396
------------------------------------------------------------------------------------
  Fund shares sold                                                          810,067
------------------------------------------------------------------------------------
  Dividends                                                                  45,443
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans            22,698
------------------------------------------------------------------------------------
Other assets                                                                 15,513
------------------------------------------------------------------------------------
    Total assets                                                        182,925,864
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                   3,498,586
------------------------------------------------------------------------------------
  Fund shares reacquired                                                    628,456
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                         30,456
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            30,791,941
------------------------------------------------------------------------------------
Accrued distribution fees                                                    38,006
------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             3,413
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                  47,383
------------------------------------------------------------------------------------
Accrued operating expenses                                                   59,877
------------------------------------------------------------------------------------
    Total liabilities                                                    35,098,118
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 147,827,746
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $ 252,302,166
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (5,804,979)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (120,200,121)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and
 foreign currencies                                                      21,530,680
------------------------------------------------------------------------------------
                                                                      $ 147,827,746
------------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $ 16,014,198
          ------------------------------------------------------------
          Class B                                         $ 11,301,634
          ------------------------------------------------------------
          Class C                                         $  7,669,857
          ------------------------------------------------------------
          Investor Class                                  $112,842,057
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED
           NUMBER OF SHARES AUTHORIZED:
          Class A                                            3,746,795
          ------------------------------------------------------------
          Class B                                            2,662,866
          ------------------------------------------------------------
          Class C                                            1,704,414
          ------------------------------------------------------------
          Investor Class                                    26,241,923
          ------------------------------------------------------------
          Class A :
            Net asset value per share                     $       4.27
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $4.27 / 94.50%)         $       4.52
          ------------------------------------------------------------
          Class B :
            Net asset value and offering price per share  $       4.24
          ------------------------------------------------------------
          Class C :
            Net asset value and offering price per share  $       4.50
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $       4.30
          ------------------------------------------------------------

* At September 30, 2005, securities with an aggregate market value of $29,766,612 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)

 INVESTMENT INCOME:
 Dividends (net of foreign withholding tax of $25,364)             $   711,060
 ------------------------------------------------------------------------------
 Dividends from affiliated money market funds (includes
  securities lending income of $36,372 less compensation to
  counterparties of $185,350.)                                          83,221
 ------------------------------------------------------------------------------
    Total investment income                                            794,281
 ------------------------------------------------------------------------------

 EXPENSES:
 Advisory fees                                                         468,734
 ------------------------------------------------------------------------------
 Administrative services fees                                           25,068
 ------------------------------------------------------------------------------
 Custodian fees                                                         14,758
 ------------------------------------------------------------------------------
 Distribution fees:
  Class A                                                               17,352
 ------------------------------------------------------------------------------
  Class B                                                               43,757
 ------------------------------------------------------------------------------
  Class C                                                               32,438
 ------------------------------------------------------------------------------
  Investor Class                                                       122,408
 ------------------------------------------------------------------------------
 Transfer agent fees                                                   152,182
 ------------------------------------------------------------------------------
 Trustees' and officer's fees and benefits                               9,317
 ------------------------------------------------------------------------------
 Other                                                                  83,070
 ------------------------------------------------------------------------------
    Total expenses                                                     969,084
 ------------------------------------------------------------------------------
 Less:Fees waived, expenses reimbursed and expense offset
      arrangement                                                       (3,065)
 ------------------------------------------------------------------------------
    Net expenses                                                       966,019
 ------------------------------------------------------------------------------
 Net investment income (loss)                                         (171,738)
 ------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:
 Net realized gain from:
  Investment securities                                             12,374,063
 ------------------------------------------------------------------------------
  Foreign currencies                                                    30,961
 ------------------------------------------------------------------------------
                                                                    12,405,024
 ------------------------------------------------------------------------------
 Change in net unrealized appreciation of:
  Investment securities                                             12,638,845
 ------------------------------------------------------------------------------
  Foreign currencies                                                     1,677
 ------------------------------------------------------------------------------
                                                                    12,640,522
 ------------------------------------------------------------------------------
 Net gain from investment securities and foreign currencies         25,045,546
 ------------------------------------------------------------------------------
 Net increase in net assets resulting from operations              $24,873,808
 ------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005 (Unaudited)

                                                             SEPTEMBER 30,   MARCH 31,
                                                                 2005          2005
----------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                $   (171,738) $   (977,849)
----------------------------------------------------------------------------------------
 Net realized gain from investment securities and foreign
   currencies                                                  12,405,024    28,652,468
----------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of
   investment securities and foreign currencies                12,640,522   (37,533,429)
----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                24,873,808    (9,858,810)
----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
 Class A                                                               --       (93,795)
----------------------------------------------------------------------------------------
 Class B                                                               --       (73,836)
----------------------------------------------------------------------------------------
 Class C                                                               --       (46,359)
----------------------------------------------------------------------------------------
 Investor Class                                                        --    (1,172,562)
----------------------------------------------------------------------------------------
   Decrease in net assets resulting from distributions                 --    (1,386,552)
----------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                        2,669,623     2,697,442
----------------------------------------------------------------------------------------
 Class B                                                          939,169     2,105,942
----------------------------------------------------------------------------------------
 Class C                                                         (482,809)    2,395,226
----------------------------------------------------------------------------------------
 Investor Class                                                (7,205,187)  (15,067,517)
----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     share transactions                                        (4,079,204)   (7,868,907)
----------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                       20,794,604   (19,114,269)
----------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                          127,033,142   146,147,411
----------------------------------------------------------------------------------------
 End of period (including undistributed net investment
   income (loss) of $(5,804,979) and $(5,633,241),
   respectively)                                             $147,827,746  $127,033,142
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Gold & Precious Metals Fund, formerly INVESCO Gold & Precious Metals Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. GOLD BULLION -- The Fund may invest up to 10% of its total assets, at the time of purchase, directly in gold bullion. The two largest national producers of gold bullion are the Republic of South Africa and the former states of the Soviet Union. International monetary and political developments such as currency devaluations, central bank movements and social and economic conditions affecting either country may have a direct impact on the gold industry. The price of gold can be subject to substantial fluctuations over short periods of time. Investments directly in gold bullion will earn no income; appreciation is the sole manner in which the Fund can realize gains on bullion investments. Gold bullion is valued based upon daily quotes provided by banks or brokers dealing in such commodities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.90%, 2.65%, 2.65% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $848.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the six months ended September 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $175.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $25,068.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $152,182.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C and Investor Class shares paid ADI $17,352, $43,757, $32,438 and $122,408, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $8,429 in front-end sales commissions from the sale of Class A shares and $0, $9,080 and $452 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended September 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                  CHANGE IN
                                                                                  UNREALIZED                         REALIZED
                                         MARKET VALUE  PURCHASES  PROCEEDS FROM  APPRECIATION  MARKET VALUE DIVIDEND   GAIN
FUND                                       03/31/05     AT COST       SALES     (DEPRECIATION)   09/30/05    INCOME   (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class  $1,047,383  $32,084,077 $(29,378,354)      $--        $3,753,106  $46,849    $--
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                    CHANGE IN
                                                                                    UNREALIZED                         REALIZED
                                         MARKET VALUE  PURCHASES   PROCEEDS FROM   APPRECIATION  MARKET VALUE DIVIDEND   GAIN
FUND                                       03/31/05     AT COST        SALES      (DEPRECIATION)   09/30/05   INCOME*   (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class  $8,909,192  $ 98,333,560 $ (76,450,811)      $--       $30,791,941  $36,372    $--
-------------------------------------------------------------------------------------------------------------------------------
Total                                     $9,956,575  $130,417,637 $(105,829,165)      $--       $34,545,047  $83,221    $--
-------------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended September 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $2,042.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $1,607 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended September 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At September 30, 2005, securities with an aggregate value of $29,766,612 were on loan to brokers. The loans were secured by cash collateral of $30,791,941 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended September 30, 2005, the Fund received dividends on cash collateral of $36,372 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2006                  $ 62,921,708
                 ---------------------------------------------
                 March 31, 2007                    30,924,521
                 ---------------------------------------------
                 March 31, 2009                    37,453,344
                 ---------------------------------------------
                 March 31, 2010                     1,092,909
                 ---------------------------------------------
                 Total capital loss carryforward $132,392,482
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $34,577,762 and $44,389,460, respectively. For the interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustees, AIM recovered third party research credits during the year ended March 31, 2006, in the amount of $15,226. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of:
     Investment securities                                      $23,518,934
   -------------------------------------------------------------------------
     Gold Bullion                                                 2,761,266
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (8,048,771)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $18,231,429
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $153,470,411.
Cost of Gold Bullion for tax purposes is $4,266,032.

NOTE 10--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Investor Class shares of the Fund are offered only to certain grandfathered investors.

                           CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------
                                   SIX MONTHS ENDED              YEAR ENDED
                               ------------------------  -------------------------
                                SEPTEMBER 30, 2005/(a)/        MARCH 31, 2005
                               ------------------------  -------------------------
                                 SHARES       AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------------
Sold:
 Class A                        2,009,840  $  7,341,235    3,288,755  $ 11,829,894
-----------------------------------------------------------------------------------
 Class B                          791,754     2,903,771    1,946,374     6,878,345
-----------------------------------------------------------------------------------
 Class C                          438,014     1,727,068    1,718,862     6,596,274
-----------------------------------------------------------------------------------
 Investor Class                 2,683,820     9,857,547    6,331,925    22,395,640
-----------------------------------------------------------------------------------
Issued as reinvestment of
 dividends:
 Class A                               --            --       24,681        88,604
-----------------------------------------------------------------------------------
 Class B                               --            --       17,083        61,330
-----------------------------------------------------------------------------------
 Class C                               --            --       11,479        43,618
-----------------------------------------------------------------------------------
 Investor Class                        --            --      311,578     1,124,797
-----------------------------------------------------------------------------------
Automatic conversion of Class
 B shares to Class A shares:
 Class A                           35,512       128,847       48,957       173,885
-----------------------------------------------------------------------------------
 Class B                          (35,714)     (128,847)     (48,993)     (173,885)
-----------------------------------------------------------------------------------
Reacquired:
 Class A                       (1,286,570)   (4,800,459)  (2,693,506)   (9,394,941)
-----------------------------------------------------------------------------------
 Class B                         (521,503)   (1,835,755)  (1,328,313)   (4,659,848)
-----------------------------------------------------------------------------------
 Class C                         (598,168)   (2,209,877)  (1,154,957)   (4,244,666)
-----------------------------------------------------------------------------------
 Investor Class                (4,673,993)  (17,062,734) (11,007,214)  (38,587,954)
-----------------------------------------------------------------------------------
                               (1,157,008) $ (4,079,204)  (2,533,289) $ (7,868,907)
-----------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 17% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                                   -----------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                                       2005          -----------------------------
                                                                   -------------         2005        2004       2003
--------------------------------------------------------------------                 -----------------------------------
Net asset value, beginning of period                                  $  3.55        $  3.81       $ 2.39   $ 2.29
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.00)/(a)/    (0.03)/(a)/  (0.01)   (0.02)/(a)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.72          (0.20)        1.56     0.12
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.72          (0.23)        1.55     0.10
------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --          (0.03)       (0.13)      --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  4.27        $  3.55       $ 3.81   $ 2.39
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       20.28%         (5.89)%      65.02%    4.37%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $16,014        $10,609       $8,844   $1,514
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.50%/(c)/     1.69%        2.13%    2.09%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.50%/(c)/     1.71%        2.13%    2.11%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.22)%/(c)/   (0.78)%      (1.29)%  (1.09)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               28%            51%          48%      84%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $11,797,762. /(d)/Not annualized for periods less than one year.

                                                                                         CLASS B
                                                                   ----------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                                       2005          ----------------------------
                                                                   -------------         2005       2004       2003
--------------------------------------------------------------------                 ----------------------------------
Net asset value, beginning of period                                  $  3.54        $ 3.82       $ 2.39   $ 2.29
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.02)/(a)/   (0.05)/(a)/  (0.01)   (0.02)/(a)/
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.72         (0.20)        1.57     0.12
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.70         (0.25)        1.56     0.10
-----------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --         (0.03)       (0.13)      --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  4.24        $ 3.54       $ 3.82   $ 2.39
-----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       19.77%        (6.48)%      65.26%    4.37%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $11,302        $8,593       $7,042   $2,315
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  2.21%/(c)/    2.34%/(d)/   2.28%    2.18%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.93)%/(c)/  (1.43)%      (1.44)%  (1.12)%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               28%           51%          48%      84%
-----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $8,727,576. /(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36%.
/(e)/Not annualized for periods less than one year.

                                                                                                    CLASS C
                                                                   ------------------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                                       2005         -------------------------------------------
                                                                   -------------        2005       2004       2003       2002
--------------------------------------------------------------------                --------------------------------------------
Net asset value, beginning of period                                  $ 3.75        $ 4.04       $ 2.52   $ 2.42       $ 1.53
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.02)/(a)/   (0.05)/(a)/  (0.04)   (0.00)/(b)/  (0.07)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       0.77         (0.22)        1.67     0.10         0.96
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    0.75         (0.27)        1.63     0.10         0.89
--------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                 --         (0.02)       (0.11)      --           --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 4.50        $ 3.75       $ 4.04   $ 2.52       $ 2.42
--------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                      20.00%        (6.58)%      64.70%    4.13%       58.17%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $7,670        $6,993       $5,208   $2,459       $  515
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                 2.21%/(d)/    2.34%/(e)/   2.69%    2.65%        3.33%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets            (0.93)%/(d)/  (1.43)%      (1.85)%  (1.60)%      (1.67)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                              28%           51%          48%      84%          46%
--------------------------------------------------------------------------------------------------------------------------------

                                                                   -------



                                                                   -------
                                                                       2001
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 1.60
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.01)/(a)/
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)   (0.02)
-------------------------------------------------------------------------------
    Total from investment operations                                (0.03)
-------------------------------------------------------------------------------
Less dividends from net investment income                           (0.04)
-------------------------------------------------------------------------------
Net asset value, end of period                                     $ 1.53
-------------------------------------------------------------------------------
Total return/(c)/                                                   (1.95)%
-------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   57
-------------------------------------------------------------------------------
Ratio of expenses to average net assets                              3.38%
-------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.41)%
-------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                           90%
-------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book/tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.04), for the year ended March 31, 2003.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $6,469,829. /(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36%.
/(f)/Not annualized for periods less than one year.


                                                                   --------------------------------
                                                                     SIX MONTHS
                                                                        ENDED
                                                                    SEPTEMBER 30,
                                                                        2005         --------------
                                                                   -------------          2005
--------------------------------------------------------------------                 ---------------
Net asset value, beginning of period                                 $   3.57        $   3.84
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.00)/(a)/     (0.02)/(a)/
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.73           (0.21)
----------------------------------------------------------------------------------------------------
    Total from investment operations                                     0.73           (0.23)
----------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --           (0.04)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   4.30        $   3.57
----------------------------------------------------------------------------------------------------
Total return/(b)/                                                       20.45%          (6.00)%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $112,842        $100,838
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.46%/(c)/      1.59%/(d)/
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.18)%/(c)/    (0.68)%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               28%             51%
----------------------------------------------------------------------------------------------------

                                                                     INVESTOR CLASS
                                                                   --------------------------------------------


                                                                           YEAR ENDED MARCH 31,
                                                                   --------------------------------------------
                                                                      2004        2003         2002        2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   2.40   $  2.29       $   1.43   $  1.60
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.05)    (0.02)/(a)/    (0.01)    (0.01)/(a)/
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.63      0.13           0.87     (0.12)
--------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.58      0.11           0.86     (0.13)
--------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                             (0.14)       --             --     (0.04)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   3.84   $  2.40       $   2.29   $  1.43
--------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     65.92%     4.80%         60.14%    (8.38)%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $125,053   $98,388       $104,831   $64,429
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.93%     1.88%          2.10%     2.34%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (1.09)%   (0.79)%        (0.80)%   (0.99)%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                             48%       84%            46%       90%
--------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $97,659,014. /(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.61% for the six months ended September 30, 2005 and the year ended
     March 31, 2005.
/(e)/Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES    OFFICERS                                                  OFFICE OF THE FUND
Bob R. Baker         Robert H. Graham                                          11 Greenway Plaza
                     President and Principal Executive Officer                 Suite 100
Frank S. Bayley                                                                Houston, TX 77046-1173
                     Mark H. Williamson
James T. Bunch       Executive Vice President                                  INVESTMENT ADVISOR
                                                                               A I M Advisors, Inc.
Bruce L. Crockett    Lisa O. Brinkley                                          11 Greenway Plaza
Chair                Senior Vice President and Chief Compliance Officer        Suite 100
                                                                               Houston, TX 77046-1173
Albert R. Dowden     Russell C. Burk
                     Senior Vice President and Senior Officer                  TRANSFER AGENT
Edward K. Dunn, Jr.                                                            AIM Investment Services, Inc.
                     Kevin M. Carome                                           P.O. Box 4739
Jack M. Fields       Senior Vice President, Secretary and Chief Legal Officer  Houston, TX 77210-4739

Carl Frischling      Sidney M. Dilgren                                         CUSTODIAN
                     Vice President, Treasurer and Principal Financial Officer State Street Bank and Trust Company
Robert H. Graham                                                               225 Franklin Street
Vice Chair           Robert G. Alley                                           Boston, MA 02110-2801
                     Vice President
Gerald J. Lewis                                                                COUNSEL TO THE FUND
                     J. Philip Ferguson                                        Ballard Spahr
Prema Mathai-Davis   Vice President                                            Andrews & Ingersoll, LLP
                                                                               1735 Market Street, 51st Floor
Lewis F. Pennock     Mark D. Greenberg                                         Philadelphia, PA 19103-7599
                     Vice President
Ruth H. Quigley                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                     William R. Keithler                                       Kramer, Levin, Naftalis & Frankel LLP
Larry Soll           Vice President                                            1177 Avenue of the Americas
                                                                               New York, NY 10036-2714
Raymond Stickel, Jr. Karen Dunn Kelley
                     Vice President                                            DISTRIBUTOR
Mark H. Williamson                                                             A I M Distributors, Inc.
                                                                               11 Greenway Plaza
                                                                               Suite 100
                                                                               Houston, TX 77046-1173

            Domestic Equity                            Sector Equity

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund
AIM Basic Balanced Fund*                     AIM Energy Fund
AIM Basic Value Fund                         AIM Financial Services Fund
AIM Blue Chip Fund                           AIM Global Health Care Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund
AIM Constellation Fund                       AIM Leisure Fund
AIM Diversified Dividend Fund                AIM Multi-Sector Fund
AIM Dynamics Fund                            AIM Real Estate Fund/1/
AIM Large Cap Basic Value Fund               AIM Technology Fund
AIM Large Cap Growth Fund                    AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/1/                        Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund                       AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund                    AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/1/                 AIM Money Market Fund
AIM Small Company Growth Fund                AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                    AIM Total Return Bond Fund
AIM Trimark Small Companies Fund             Premier Portfolio
AIM Weingarten Fund                          Premier U.S. Government
                                              Money Portfolio
* Domestic equity and income fund
                                             TAX-FREE
      International/Global Equity
                                             AIM High Income Municipal Fund/1/
AIM Asia Pacific Growth Fund                 AIM Municipal Bond Fund
AIM Developing Markets Fund                  AIM Tax-Exempt Cash Fund
AIM European Growth Fund                     AIM Tax-Free Intermediate Fund
AIM European Small Company Fund/1/           Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                            AIM Allocation Aolutions
AIM Global Growth Fund
AIM Global Value Fund                        AIM Conservative Allocation Fund
AIM International Core Equity Fund           AIM Growth Allocation Fund/2/
AIM International Growth Fund                AIM Moderate Allocation Fund
AIM International Small Company Fund/1/      AIM Moderate Growth Allocation Fund
AIM Trimark Fund                             AIM Moderately Conservative
                                              Allocation Fund

                                                   Diversified Portfolios

                                             AIM Income Allocation Fund
                                             AIM International Allocation Fund

/1/This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus. /2/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after December 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------


AIMinvestments.com               I-GPM-SAR-1            A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual    Retirement   Annuities   College   Separately    Offshore   Cash
Funds     Products                 Savings   Managed       Products   Management
                                   Plans     Accounts


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                                AIM LEISURE FUND

                          Semiannual Report to Shareholders . September 30, 2005

                                  [COVER IMAGE]

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM LEISURE FUND SEEKS TO PROVIDE CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of September 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Effective October 21, 2005, after the close of the reporting period, Class K shares were converted to Class A shares.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. Investing in smaller companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the index defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 333-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

                -----------------------------------------
                FUND NASDAQ SYMBOLS

                Class A Shares                      ILSAX
                Class B Shares                      ILSBX
                Class C Shares                      IVLCX
                Investor Class Shares               FLISX
                -----------------------------------------

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED           MAY LOSE VALUE        NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM LEISURE FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

[GRAHAM PHOTO]      The six-month period covered by this report was a good one for the vast majority of investors. Equity and fixed-income indexes, including municipal bond indexes, delivered positive total returns. Solid economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. In the short run, it appeared that hurricanes Katrina and Rita, which heavily damaged parts of the Gulf Coast as the reporting period was ending, had inflicted little damage on the U.S. economy, though it may take some time before the full impact of the storms is known.

ROBERT H. GRAHAM      For a discussion of how market conditions affected your
                    Fund and how the Fund was managed during the reporting period, please turn to Page 3.

                    ADDITIONAL INFORMATION IN THIS REPORT

[WILLIAMSON PHOTO]  We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the semiannual report on your Fund dated one year ago. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last October.

MARK H. WILLIAMSON    Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                      One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 7 and 8.

                      Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM         /s/ MARK H. WILLIAMSON

                    Robert H. Graham             Mark H. Williamson
                    President & Vice Chair,      President, A I M Advisors, Inc.
                    AIM Funds

                    November 14, 2005

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM LEISURE FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

[CROCKETT PHOTO]      At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

BRUCE L. CROCKETT     Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this semiannual report on Pages 7 and 8. I encourage you to review it.

                      Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                      Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                      At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                      Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    November 14, 2005

AIM LEISURE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

For the six months ended September 30, 2005, all share classes of AIM Leisure Fund reported a loss of less than one percentage point at net asset value. The Fund's performance reflected widespread investor concern about consumer-related stocks, the type of stocks in which the Fund invests.

  During the reporting period, we saw the first evidence that rising short-term interest rates and higher energy prices had begun to dampen consumer spending. Given this evidence, short-term market traders generally avoided consumer-related stocks, causing such stocks to underperform the broad market as represented by the S&P 500 Index. While underperforming the broad market, Fund shares fared better than the consumer discretionary sector of the S&P 500 Index, which declined 1.86% for the reporting period. Your Fund's long-term performance appears on Page 5.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-9/30/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                     -0.48%

Class B Shares                     -0.85

Class C Shares                     -0.84

Class K Shares                     -0.55

Investor Class Shares              -0.46

S&P 500 Index (Broad Market
Index / Style-specific Index)       5.02

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

HOW WE INVEST

The Fund focuses on companies that profit from consumer spending on leisure activities (products and/or services purchased with consumers' discretionary dollars) that are growing their market share, cash flow and earnings at rates greater than the broad market.

     In managing the Fund, we perform both fundamental and valuation analysis.

.. Fundamental research includes interviews with company managements, buyers, customers and competitors. We ask company management teams to detail their three- to five-year strategic plan and their corresponding financial goals. We then evaluate whether the company has the right management in place, appropriate competitive position and adequate resources to realize their vision.

.. Valuation analysis involves building financial models for each company in an effort to estimate its fair valuation over the next two to three years based primarily on our expectations for free cash flow growth.

     Just as we look for managements with long-term visions, we maintain a long-term investment horizon, resulting in relatively low portfolio turnover. We manage risk by diversifying the Fund's holdings across leisure-related industries that include cable TV, satellite programming, publishing, cruise lines, advertising agencies, hotels, casinos, electronic games and toys, and entertainment companies.

     We consider selling or trimming a stock when:

..  there is a change in the company's fundamental business prospects

..  a stock reaches our target price

MARKET CONDITIONS AND YOUR FUND

In testimony to Congress in late July, U.S. Federal Reserve Board (the Fed) Chairman Alan Greenspan reported that "our baseline outlook for the U.S. economy is one of sustained economic growth and contained inflation pressures." The most significant potential threats to continued economic expansion appeared to be rising short-term interest rates and historically high energy prices. Many market observers believed these trends could crimp consumer spending.

     Some consumers have found themselves having to pay higher minimum monthly credit card bills as interest rates rise and as credit card issuers, under pressure from federal regulators, raised monthly minimums.

                                                                     (continued)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                            TOP 10 EQUITY HOLDINGS*

By sector                                        1. Omnicom Group Inc.                 6.0%
1. Consumer Discretionary        78.1%           2. Harrah's Entertainment, Inc.       5.9
2. Consumer Staples               7.2            3. News Corp.-Class A                 3.6
3. Financials                     4.6            4. Groupe Bruxelles Lambert S.A.
4. Industrials                    2.1               (Belgium)                          3.4
5. Information Technology         2.1            5. Carnival Corp.                     3.2
   Investment Companies -                        6. Cablevision Systems Corp.-
   Exchange Traded Funds          3.4               Class A                            2.9
   Money Market Funds                            7. Starwood Hotels & Resorts
   Plus Other Assets Less         2.5               Worldwide, Inc.                    2.8
   Liabilities                                   8. Polo Ralph Lauren Corp.            2.6
                                                 9. Liberty Media Corp.-Class A        2.6
                                                10. Time Warner Inc.                   2.3

                                             TOTAL NET ASSETS           $823.7 million
                                             TOTAL NUMBER OF HOLDINGS*   85


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM LEISURE FUND

Historically high gasoline prices also have affected consumers, and the prospect of sharply higher home heating bills this winter threatens to further depress consumer spending. Hurricane Katrina, which struck the Gulf Coast in late August, affected hotels and casinos in Mississippi and Louisiana.

                                ... your Fund's
                              performance for this
                              reporting period was
                             negatively affected by
                               concerns about the
                          strength and sustainability
                           of discretionary spending
                              by U.S. consumers ...

     These and other developments negatively affected consumer stocks and caused many consumer-related stocks to fall out of investor favor during the reporting period. While the S&P 500 Index rose by 5.02% for the reporting period, consumer discretionary stocks as a group declined by 1.86%.

     Having said that, we should point out:

.. Most hotel companies have reported no widespread cancellations, and they have expressed confidence that they will meet their earnings targets

.. None of the gaming stocks held in your Fund have disproportionate exposure to areas affected by Hurricane Katrina

.. Rising gasoline and home heating prices are likely to have the most negative impact on low-end retailers, and that is why we have avoided owning such stocks

     There were some bright spots in the reporting period. POLO RALPH LAUREN was a standout performer due to a product line that was extremely well received by consumers. The company's higher-end consumers tend to be less affected by rising energy prices, and the company raised its earnings guidance.

     British wine and spirits company ALLIED DOMECQ agreed in April to be taken over by French rival PERNOD RICARD at a substantial premium. After the acquisition was announced, but before it was completed in July, we sold the Fund's Allied Domecq holdings and subsequently bought shares in Pernod Ricard. We bought Allied Domecq several years ago not because we anticipated that the company might be involved in a future merger, but because we viewed the company as a market leader whose stock price did not fully reflect the value of the company--a view apparently shared by Pernod Ricard.

     Stocks that hindered your Fund's performance for the reporting period included WYNN RESORTS and OMNICOM GROUP.

     While we sold much of the Fund's Wynn Resorts stock earlier in the year, the stock was a negative performer for the Fund. Following the opening of the company's $2.7 billion Las Vegas hotel and casino, investors worried that Macau, where Wynn has been granted a concession to build a hotel and casino, could become overdeveloped. Those concerns caused the stock to decline, but it remained a Fund holding at the close of the reporting period.

     Omnicom, a diversified advertising, marketing and communications company, was the Fund's largest holding at the close of the reporting period. While the company has won new business and reported rising earnings in recent months, it seems that few on Wall Street are interested in advertising firms not strictly tied to the Internet. We believe that thinking is short-sighted.

     In keeping with our long-term investment horizon, we made few significant changes to your Fund's portfolio during the reporting period. Changes we made included:

.. Purchasing shares of retailer PETSMART. The company's stock price has fallen recently, and we considered the stock attractively valued given that consumers spent an estimated $34 billion on pets in 2004.

.. Initiating a relatively small position in MCDONALD'S as we saw evidence that the company's new advertising was boosting sales.

.. Adding to the Fund's holdings in INTERCONTINENTAL HOTELS. The world's largest hotel group's brands include Intercontinental --REGISTERED TRADEMARK--, Crowne Plaza --REGISTERED TRADEMARK--, Holiday Inn --REGISTERED TRADEMARK-- and Candlewood Suites --REGISTERED TRADEMARK--. Recently, the company has been selling some underperforming assets and aggressively returning the proceeds to shareholders.

IN CLOSING

While your Fund's performance for this reporting period was negatively affected by concerns about the strength and sustainability of discretionary spending by U.S. consumers, we remained mindful that over the last four decades, spending on leisure-related goods and services has grown faster than the economy as a whole. In other words, while some investors exited consumer-related stocks due to short-term market trends, we maintained a long-term investment perspective.

Certainly, spending on leisure-related products and services will ebb and flow in the United States over short-term periods, but we believe that long-term trends are likely to be repeated. Also, we believe that a rising middle class in China, India and elsewhere will be a positive for many consumer-related stocks. As always, we appreciate your continued investment in AIM Leisure Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[GREENBERG PHOTO]

MARK D. GREENBERG, Chartered Financial Analyst, senior portfolio manager, is portfolio manager of AIM Leisure Fund. Mr. Greenberg began his career in 1980, and media and entertainment stocks became his focus in 1983. He joined the Fund's advisor in 1996. Mr. Greenberg attended City University in London, England, and received his B.S.B.A. in economics with a specialization in finance from Marquette University.

Assisted by the Leisure Team
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGE 5.

AIM LEISURE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended September 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 9/30/05, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)                 2.98%
  1 Year                            4.64

CLASS B SHARES
Inception (3/28/02)                 3.14%
  1 Year                            4.96

CLASS C SHARES
Inception (2/14/00)                 2.69%
  5 Years                           3.14
  1 Year                            8.98

CLASS K SHARES
Inception (12/14/01)                6.05%
  1 Year                           10.61

INVESTOR CLASS SHARES
Inception (1/19/84)                16.19%
  10 Years                         13.11
   5 Years                          4.01
   1 Year                          10.80
================================================================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS K SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.70% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST FOR THE FUND'S CLASS K SHARES, PERFORMANCE FOR THESE SHARE CLASSES WOULD HAVE BEEN LOWER.

AIM LEISURE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005, through September 30, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                        ACTUAL                          HYPOTHETICAL
                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

             BEGINNING         ENDING           EXPENSES          ENDING            EXPENSES        ANNUALIZED
SHARE      ACCOUNT VALUE   ACCOUNT VALUE      PAID DURING     ACCOUNT VALUE       PAID DURING         EXPENSE
CLASS        (4/1/05)      (9/30/05)/1/      PERIOD/2/,/3/      (9/30/05)        PERIOD/2/,/4/         RATIO
   A        $1,000.00        $995.20            $ 6.65         $1,018.40           $ 6.73              1.33%
   B         1,000.00         991.50             10.18          1,014.84            10.30              2.04
   C         1,000.00         991.60             10.18          1,014.84            10.30              2.04
   K         1,000.00         994.50              7.45          1,017.60             7.54              1.49
Investor     1,000.00         995.40              6.45          1,018.60             6.53              1.29

/1/The actual ending account value is based on the actual total return of the Fund for the period April 1, 2005, through September 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

/2/Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%.The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent fiscal half year is 1.29% for Class A shares.

/3/The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $6.45 for Class A shares.

/4/The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $6.53 for Class A shares.
--------------------------------------------------------------------------------

                                            [ARROW
                                            BUTTON    For More Information Visit
                                            IMAGE]    AIMINVESTMENTS.COM

AIM LEISURE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Leisure Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the one and three year periods was below the median performance of such comparable funds and above such median performance for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the S&P 500 Index. The Board noted that the Fund's performance in such periods was above the performance of such Index. The Board also noted that the performance of such Index does not reflect fees, while the performance of the Fund does reflect fees. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; and (ii) was lower than the advisory fee rates for two offshore funds for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through March 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

                                                                     (continued)

AIM LEISURE FUND

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)

                                                                   MARKET
                                                       SHARES      VALUE
    ------------------------------------------------------------------------
    DOMESTIC COMMON STOCKS & OTHER
     EQUITY INTERESTS-79.22%

    ADVERTISING-6.76%
    Harte-Hanks, Inc.                                   246,450 $  6,513,674
    ------------------------------------------------------------------------
    Omnicom Group Inc./(a)/                             588,000   49,174,440
    ------------------------------------------------------------------------
                                                                  55,688,114
    ------------------------------------------------------------------------

    APPAREL, ACCESSORIES & LUXURY
     GOODS-3.05%
    Carter's, Inc./(a)(b)/                               62,400    3,544,320
    ------------------------------------------------------------------------
    Polo Ralph Lauren Corp./(a)/                        428,800   21,568,640
    ------------------------------------------------------------------------
                                                                  25,112,960
    ------------------------------------------------------------------------

    BREWERS-1.23%
    Anheuser-Busch Cos., Inc.                           235,900   10,153,136
    ------------------------------------------------------------------------

    BROADCASTING & CABLE TV-14.75%
    Cablevision Systems Corp.-Class A/(b)/              765,493   23,477,670
    ------------------------------------------------------------------------
    Clear Channel Communications, Inc.                  296,549    9,753,497
    ------------------------------------------------------------------------
    Comcast Corp.-Class A/(b)/                          425,300   12,495,314
    ------------------------------------------------------------------------
    Discovery Holding Co.-Class A/(a)(b)/               261,468    3,775,598
    ------------------------------------------------------------------------
    Discovery Holding Co.-Class B/(b)/                   17,992      265,382
    ------------------------------------------------------------------------
    EchoStar Communications Corp.-Class A/(a)/          349,485   10,334,271
    ------------------------------------------------------------------------
    Gray Television, Inc./(a)/                          534,300    5,658,237
    ------------------------------------------------------------------------
    Liberty Global, Inc.-Class A/(b)/                   220,489    5,970,842
    ------------------------------------------------------------------------
    Liberty Global, Inc.-Series C/(b)/                  220,489    5,677,592
    ------------------------------------------------------------------------
    Liberty Media Corp.-Class A/(b)/                  2,614,689   21,048,246
    ------------------------------------------------------------------------
    Liberty Media Corp.-Class B/(b)/                    179,925    1,484,381
    ------------------------------------------------------------------------
    NTL Inc./(a)(b)/                                     58,500    3,907,800
    ------------------------------------------------------------------------
    Scripps Co. (E.W.) (The)-Class A/(a)/               137,300    6,860,881
    ------------------------------------------------------------------------
    Sinclair Broadcast Group, Inc.-Class A/(a)/         537,000    4,763,190
    ------------------------------------------------------------------------
    Spanish Broadcasting System, Inc.-Class A/(a)(b)/   246,100    1,766,998
    ------------------------------------------------------------------------
    Univision Communications Inc.-Class A/(a)(b)/       160,100    4,247,453
    ------------------------------------------------------------------------
                                                                 121,487,352
    ------------------------------------------------------------------------

    CASINOS & GAMING-9.93%
    Aztar Corp./(b)/                                    122,100    3,761,901
    ------------------------------------------------------------------------
    Harrah's Entertainment, Inc.                        748,700   48,807,753
    ------------------------------------------------------------------------
    International Game Technology/(a)/                  583,540   15,755,580
    ------------------------------------------------------------------------
    MGM MIRAGE/(b)/                                     220,032    9,630,801
    ------------------------------------------------------------------------
    Wynn Resorts, Ltd./(b)/                              85,900    3,878,385
    ------------------------------------------------------------------------
                                                                  81,834,420
    ------------------------------------------------------------------------

                                                                 MARKET
                                                       SHARES    VALUE
     ---------------------------------------------------------------------

     DIVERSIFIED COMMERCIAL & PROFESSIONAL
      SERVICES-2.14%
     Cendant Corp.                                     852,800 $17,601,792
     ---------------------------------------------------------------------

     FOOTWEAR-0.69%
     NIKE, Inc.-Class B                                 69,400   5,668,592
     ---------------------------------------------------------------------

     GENERAL MERCHANDISE STORES-0.71%
     Target Corp.                                      112,700   5,852,511
     ---------------------------------------------------------------------

     HOME ENTERTAINMENT SOFTWARE-0.40%
     Electronic Arts Inc./(b)/                          58,400   3,322,376
     ---------------------------------------------------------------------

     HOME IMPROVEMENT RETAIL-0.90%
     Home Depot, Inc. (The)                            193,441   7,377,840
     ---------------------------------------------------------------------

     HOTELS, RESORTS & CRUISE LINES-11.08%
     Carnival Corp./(a)(c)/                            520,100  25,994,598
     ---------------------------------------------------------------------
     Hilton Hotels Corp.                               753,956  16,828,298
     ---------------------------------------------------------------------
     Marriott International, Inc.-Class A/(a)/         220,200  13,872,600
     ---------------------------------------------------------------------
     Royal Carribbean Cruises Ltd./(a)/                265,944  11,488,781
     ---------------------------------------------------------------------
     Starwood Hotels & Resorts Worldwide, Inc./(a)(d)/ 403,860  23,088,676
     ---------------------------------------------------------------------
                                                                91,272,953
     ---------------------------------------------------------------------

     INTERNET RETAIL-1.36%
     Blue Nile, Inc./(a)(b)/                           208,800   6,606,432
     ---------------------------------------------------------------------
     Expedia, Inc./(b)/                                101,150   2,003,782
     ---------------------------------------------------------------------
     IAC/InterActiveCorp./(b)/                         101,150   2,564,153
     ---------------------------------------------------------------------
                                                                11,174,367
     ---------------------------------------------------------------------

     INTERNET SOFTWARE & SERVICES-1.69%
     Yahoo! Inc./(b)/                                  410,500  13,891,320
     ---------------------------------------------------------------------

     INVESTMENT COMPANIES-EXCHANGE TRADED
      FUNDS-3.42%
     iShares Russell 3000 Index Fund/(a)/              118,300   8,393,385
     ---------------------------------------------------------------------
     iShares S&P 500 Index Fund                         81,000   9,950,850
     ---------------------------------------------------------------------
     S&P 500 Depositary Receipts Trust-Series 1         80,000   9,843,200
     ---------------------------------------------------------------------
                                                                28,187,435
     ---------------------------------------------------------------------

     LEISURE FACILITIES-0.32%
     Cedar Fair, L.P.                                   89,200   2,675,108
     ---------------------------------------------------------------------

     LEISURE PRODUCTS-1.82%
     Hasbro, Inc./(a)/                                 323,200   6,350,880
     ---------------------------------------------------------------------
     Marvel Entertainment, Inc./(a)(b)/                110,300   1,971,061
     ---------------------------------------------------------------------
     Mattel, Inc./(a)/                                 234,300   3,908,124
     ---------------------------------------------------------------------
     Polaris Industries Inc./(a)/                       55,500   2,750,025
     ---------------------------------------------------------------------
                                                                14,980,090
     ---------------------------------------------------------------------

                                                                        MARKET
                                                            SHARES      VALUE
------------------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-9.11%
News Corp.-Class A                                         1,903,094 $ 29,669,235
------------------------------------------------------------------------------------
Pixar/(b)/                                                    66,600    2,964,366
------------------------------------------------------------------------------------
Regal Entertainment Group-Class A/(a)/                       160,200    3,210,408
------------------------------------------------------------------------------------
Time Warner Inc./(a)/                                      1,056,000   19,124,160
------------------------------------------------------------------------------------
Viacom Inc.-Class A                                          139,300    4,627,546
------------------------------------------------------------------------------------
Viacom Inc.-Class B/(a)/                                     142,100    4,690,721
------------------------------------------------------------------------------------
Walt Disney Co. (The)                                        447,299   10,793,325
------------------------------------------------------------------------------------
                                                                       75,079,761
------------------------------------------------------------------------------------

PERSONAL PRODUCTS-0.44%
NBTY, Inc./(a)(b)/                                           153,100    3,597,850
------------------------------------------------------------------------------------

PUBLISHING-5.48%
Belo Corp.-Class A/(a)/                                      331,700    7,582,662
------------------------------------------------------------------------------------
Gannett Co., Inc.                                             95,205    6,552,960
------------------------------------------------------------------------------------
Knight-Ridder, Inc./(a)/                                     139,448    8,182,809
------------------------------------------------------------------------------------
McClatchy Co. (The)-Class A                                  129,300    8,434,239
------------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                                 157,000    7,542,280
------------------------------------------------------------------------------------
Tribune Co./(a)/                                             201,378    6,824,700
------------------------------------------------------------------------------------
                                                                       45,119,650
------------------------------------------------------------------------------------

RESTAURANTS-2.29%
CBRL Group, Inc./(a)/                                        314,500   10,586,070
------------------------------------------------------------------------------------
McDonald's Corp.                                              73,200    2,451,468
------------------------------------------------------------------------------------
Ruth's Chris Steak House, Inc./(b)/                           81,800    1,503,484
------------------------------------------------------------------------------------
Yum! Brands, Inc.                                             89,500    4,332,695
------------------------------------------------------------------------------------
                                                                       18,873,717
------------------------------------------------------------------------------------

SOFT DRINKS-0.75%
PepsiCo, Inc./(a)/                                           108,800    6,170,048
------------------------------------------------------------------------------------

SPECIALTY STORES-0.90%
PETsMART, Inc./(a)/                                          341,167    7,430,617
------------------------------------------------------------------------------------
  Total Domestic Common Stocks & Other Equity
   Interests
   (Cost $478,737,294)                                                652,552,009
------------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS-18.36%

BELGIUM-4.33%
Compagnie Nationale a Portefeuille (Multi-Sector
 Holdings)/(e)/                                               10,900    2,961,712
------------------------------------------------------------------------------------
Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)/(e)/   282,500   27,597,798
------------------------------------------------------------------------------------
InBev N.V. (Brewers)/(e)/                                    129,935    5,148,934
------------------------------------------------------------------------------------
                                                                       35,708,444
------------------------------------------------------------------------------------

                                                                        MARKET
                                                            SHARES      VALUE
------------------------------------------------------------------------------------

BRAZIL-1.06%
Companhia de Bebidas das Americas-ADR (Brewers)              290,380 $  8,711,400
------------------------------------------------------------------------------------

CANADA-1.15%
Intrawest Corp. (Hotels, Resorts & Cruise Lines)             346,580    9,461,634
------------------------------------------------------------------------------------

DENMARK-0.99%
Carlsberg A.S.-Class B (Brewers)/(a)(e)/                     139,500    8,174,551
------------------------------------------------------------------------------------

FRANCE-2.80%
Accor S.A. (Hotels, Resorts & Cruise Lines)/(e)/             238,700   12,089,214
------------------------------------------------------------------------------------
JC Decaux S.A. (Advertising)/(b)(e)/                         218,400    4,818,936
------------------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)/(e)/               34,900    6,156,240
------------------------------------------------------------------------------------
                                                                       23,064,390
------------------------------------------------------------------------------------

HONG KONG-0.21%
Television Broadcasts Ltd.-ADR (Broadcasting & Cable
 TV)/(a)(f)/                                                 138,900    1,699,150
------------------------------------------------------------------------------------

JAPAN-0.26%
Sony Corp.-ADR (Consumer Electronics)                         64,500    2,140,755
------------------------------------------------------------------------------------

NETHERLANDS-1.18%
Jetix Europe N.V. (Broadcasting & Cable TV)/(b)(e)/          580,443    9,710,905
------------------------------------------------------------------------------------

SWITZERLAND-1.87%
Compagnie Financiere Richemont A.G.-Class A
 (Apparel, Accessories & Luxury Goods)/(e)/                  197,700    7,856,261
------------------------------------------------------------------------------------
Pargesa Holding S.A.-Class B (Multi-Sector Holdings)/(e)/     89,200    7,546,842
------------------------------------------------------------------------------------
                                                                       15,403,103
------------------------------------------------------------------------------------

UNITED KINGDOM-4.51%
Diageo PLC (Distillers & Vintners)/(e)/                      774,600   11,147,219
------------------------------------------------------------------------------------
InterContinental Hotels Group PLC (Hotels, Resorts &
 Cruise Lines)/(e)/                                        1,152,177   14,627,810
------------------------------------------------------------------------------------
WPP Group PLC (Advertising)/(e)/                           1,112,030   11,341,521
------------------------------------------------------------------------------------
                                                                       37,116,550
------------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $109,633,837)                                              151,190,882
------------------------------------------------------------------------------------
MONEY MARKET FUNDS-1.91%
    Premier Portfolio-Institutional Class
     (Cost $15,770,252)/(g)/                              15,770,252   15,770,252
------------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.49% (excluding investments
 purchased with cash collateral from securities
 loaned) (Cost $604,141,383)                                          819,513,143
------------------------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

 MONEY MARKET FUNDS-3.07%
 Premier Portfolio-Institutional Class/(g)(h)/        25,297,442 $ 25,297,442
 -----------------------------------------------------------------------------
     Total Money Market Funds (purchased with cash
      collateral from securities loaned)
      (Cost $25,297,442)                                           25,297,442
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-102.56% (Cost $629,438,825)                    844,810,585
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(2.56%)                            (21,119,118)
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                              $823,691,467
 -----------------------------------------------------------------------------

Investment Abbreviations:

ADR- AmericanDepositary Receipt

Notes to Schedule of Investments:
/(a)/All or a portion of this security has been pledged as collateral for securities lending transactions at September 30, 2005.
/(b)/Non-income producing security.
/(c)/Each unit represents one common share and one paired trust share. /(d)/Each unit represents one common share and one Class B share.
/(e)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at September 30, 2005 was $129,177,944, which represented 15.68% of the Fund's Net Assets. See Note 1A.
/(f)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of this security at September 30, 2005 represented 0.21% of the Fund's Net Assets. See Note 1A.
/(g)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(h)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $588,371,131)*                   $803,742,891
---------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $41,067,694)       41,067,694
---------------------------------------------------------------------------------
    Total investments (cost $629,438,825)                            844,810,585
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     8,575,453
---------------------------------------------------------------------------------
  Fund shares sold                                                     1,571,255
---------------------------------------------------------------------------------
  Dividends                                                            1,102,190
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         78,543
---------------------------------------------------------------------------------
Other assets                                                              41,849
---------------------------------------------------------------------------------
    Total assets                                                     856,179,875
---------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                4,063,094
---------------------------------------------------------------------------------
  Fund shares reacquired                                               2,522,064
---------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                     111,779
---------------------------------------------------------------------------------
  Collateral upon return of securities loaned                         25,297,442
---------------------------------------------------------------------------------
Accrued distribution fees                                                210,930
---------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                          6,048
---------------------------------------------------------------------------------
Accrued transfer agent fees                                              161,032
---------------------------------------------------------------------------------
Accrued operating expenses                                               116,019
---------------------------------------------------------------------------------
    Total liabilities                                                 32,488,408
---------------------------------------------------------------------------------
Net assets applicable to shares outstanding                         $823,691,467
---------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                       $536,299,551
---------------------------------------------------------------------------------
Undistributed net investment income                                   (6,976,557)
---------------------------------------------------------------------------------
Undistributed net realized gain from investment securities, foreign
 currencies and futures contracts                                     79,008,859
---------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                          215,359,614
---------------------------------------------------------------------------------
                                                                    $823,691,467
---------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $123,841,681
          ------------------------------------------------------------
          Class B                                         $ 37,668,551
          ------------------------------------------------------------
          Class C                                         $ 35,399,502
          ------------------------------------------------------------
          Class K                                         $ 15,947,771
          ------------------------------------------------------------
          Investor Class                                  $610,833,962
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                            2,728,566
          ------------------------------------------------------------
          Class B                                              846,823
          ------------------------------------------------------------
          Class C                                              814,711
          ------------------------------------------------------------
          Class K                                              355,685
          ------------------------------------------------------------
          Investor Class                                    13,475,253
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      45.39
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $45.39 / 94.50%)        $      48.03
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      44.48
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      43.45
          ------------------------------------------------------------
          Class K:
            Net asset value and offering price per share  $      44.84
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      45.33
          ------------------------------------------------------------

* At September 30, 2005, securities with an aggregate market value of $24,758,557 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)


        INVESTMENT INCOME:
        Dividends (net of foreign withholding tax of
         $204,683)                                         $  7,610,525
        ----------------------------------------------------------------
        Dividends from affiliated money market funds
         (includes securities lending income of $70,398,
         less compensation to counterparties of $311,108)       497,801
        ----------------------------------------------------------------
        Interest                                                  7,899
        ----------------------------------------------------------------
           Total investment income                            8,116,225
        ----------------------------------------------------------------

        EXPENSES:
        Advisory fees                                         2,862,479
        ----------------------------------------------------------------
        Administrative services fees                            117,744
        ----------------------------------------------------------------
        Custodian fees                                           99,935
        ----------------------------------------------------------------
        Distribution fees:
         Class A                                                163,441
        ----------------------------------------------------------------
         Class B                                                172,919
        ----------------------------------------------------------------
         Class C                                                169,529
        ----------------------------------------------------------------
         Class K                                                 54,626
        ----------------------------------------------------------------
         Investor Class                                         806,932
        ----------------------------------------------------------------
        Transfer agent fees                                   1,114,608
        ----------------------------------------------------------------
        Trustees' and officer's fees and benefits                22,714
        ----------------------------------------------------------------
        Other                                                   195,484
        ----------------------------------------------------------------
           Total expenses                                     5,780,411
        ----------------------------------------------------------------
        Less:Fees waived and expense offset arrangements        (17,892)
        ----------------------------------------------------------------
           Net expenses                                       5,762,519
        ----------------------------------------------------------------
        Net investment income                                 2,353,706
        ----------------------------------------------------------------

        REALIZED AND UNREALIZED GAIN (LOSS) FROM
         INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
         FUTURES CONTRACTS:
        Net realized gain (loss) from:
         Investment securities (includes gains from
           securities sold to affiliates of $99,660)         74,454,585
        ----------------------------------------------------------------
         Foreign currencies                                    (504,310)
        ----------------------------------------------------------------
         Futures contracts                                   (2,403,546)
        ----------------------------------------------------------------
                                                             71,546,729
        ----------------------------------------------------------------
        Change in net unrealized appreciation
         (depreciation) of:
         Investment securities                              (79,876,369)
        ----------------------------------------------------------------
         Foreign currencies                                     (13,530)
        ----------------------------------------------------------------
                                                            (79,889,899)
        ----------------------------------------------------------------
        Net gain (loss) from investment securities,
         foreign currencies and futures contracts            (8,343,170)
        ----------------------------------------------------------------
        Net increase (decrease) in net assets resulting
         from operations                                   $ (5,989,464)
        ----------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005 (Unaudited)


                                                    SEPTEMBER 30,   MARCH 31,
                                                        2005          2005
 ------------------------------------------------------------------------------

 OPERATIONS:
  Net investment income (loss)                      $  2,353,706  $   (716,062)
 ------------------------------------------------------------------------------
  Net realized gain from investment securities,
    foreign currencies and futures contracts          71,546,729    51,283,517
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities and
    foreign currencies                               (79,889,899)    9,887,579
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations                       (5,989,464)   60,455,034
 ------------------------------------------------------------------------------
 Distributions to shareholders from net investment
  income:
  Class A                                                     --      (527,790)
 ------------------------------------------------------------------------------
  Class B                                                     --       (65,995)
 ------------------------------------------------------------------------------
  Class C                                                     --       (81,397)
 ------------------------------------------------------------------------------
  Class K                                                     --      (741,168)
 ------------------------------------------------------------------------------
  Investor Class                                              --    (5,286,809)
 ------------------------------------------------------------------------------
    Total distributions from net investment income            --    (6,703,159)
 ------------------------------------------------------------------------------
 Share transactions-net:
  Class A                                             37,525,079    16,189,948
 ------------------------------------------------------------------------------
  Class B                                              9,207,794     8,541,533
 ------------------------------------------------------------------------------
  Class C                                              5,969,446      (266,170)
 ------------------------------------------------------------------------------
  Class K                                            (83,276,462)  (22,985,488)
 ------------------------------------------------------------------------------
  Investor Class                                     (46,734,480)  (82,709,983)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from share transactions              (77,308,623)  (81,230,160)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets            (83,298,087)  (27,478,285)
 ------------------------------------------------------------------------------

 NET ASSETS:
  Beginning of period                                906,989,554   934,467,839
 ------------------------------------------------------------------------------
  End of period (including undistributed net
    investment income (loss) of $(6,976,557) and
    $(9,330,263), respectively)                     $823,691,467  $906,989,554
 ------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Leisure Fund, formerly INVESCO Leisure Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.40%, 2.15%, 2.15%, 1.60% and 1.40% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.90%, 2.65%, 2.65%, 2.10% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $2,676.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $117,744.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $1,114,608.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $163,441, $172,919, $169,529, $54,626 and $806,932, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $80,101 in front-end sales commissions from the sale of Class A shares and $64, $17,266, $2,085 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended September 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                   CHANGE IN
                                           MARKET                                  UNREALIZED     MARKET             REALIZED
                                           VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND   GAIN
FUND                                      03/31/05     AT COST      FROM SALES   (DEPRECIATION)  09/30/05    INCOME   (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $24,712,532 $161,874,099 $(170,816,379)      $--       $15,770,252 $427,403   $--
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   CHANGE IN
                                           MARKET                                  UNREALIZED     MARKET             REALIZED
                                           VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND   GAIN
FUND                                      03/31/05     AT COST      FROM SALES   (DEPRECIATION)  09/30/05   INCOME*   (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $26,348,886 $219,049,806 $(220,101,250)      $--       $25,297,442 $ 70,398   $--
-----------------------------------------------------------------------------------------------------------------------------
Total                                    $51,061,418 $380,923,905 $(390,917,629)      $--       $41,067,694 $497,801   $--
-----------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended September 30, 2005, the Fund engaged in securities purchases of $0 and sales of $1,221,660, which resulted in net realized gains of $99,660.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended September 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $15,216.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $2,675 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended September 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At September 30, 2005, securities with an aggregate value of $24,758,557 were on loan to brokers. The loans were secured by cash collateral of $25,297,442 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended September 30, 2005, the Fund received dividends on cash collateral of $70,398 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has no capital loss carryforward as of March 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $118,268,464 and $193,882,740, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $215,037,791
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (13,722,309)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $201,315,482
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $643,495,103.

NOTE 11--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.
  As of the close of business on August 15, 2005, the Fund limited public sales of Class K shares to existing Class K shareholders. Subsequent to the end of the reporting period, on October 21, 2005, Class K shares converted to Class A shares and Class K shares are no longer offered publicly for sale. Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                        CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                             SEPTEMBER 30, 2005             YEAR ENDED
                                                                     (a)                  MARCH 31, 2005
                                                          ------------------------  -------------------------
                                                            SHARES       AMOUNT       SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  1,205,908  $ 55,165,157     793,522  $  34,832,067
--------------------------------------------------------------------------------------------------------------
  Class B                                                    257,507    11,551,757     261,051     11,331,283
--------------------------------------------------------------------------------------------------------------
  Class C                                                    236,608    10,363,286     173,013      7,308,032
--------------------------------------------------------------------------------------------------------------
  Class K                                                     82,954     3,733,132     323,100     13,842,382
--------------------------------------------------------------------------------------------------------------
  Investor Class                                             641,535    29,289,334   1,793,600     78,195,458
--------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         --            --      10,802        494,402
--------------------------------------------------------------------------------------------------------------
  Class B                                                         --            --       1,313         59,192
--------------------------------------------------------------------------------------------------------------
  Class C                                                         --            --       1,538         67,727
--------------------------------------------------------------------------------------------------------------
  Class K                                                         --            --      16,282        736,909
--------------------------------------------------------------------------------------------------------------
  Investor Class                                                  --            --     112,325      5,130,605
--------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      6,063       276,825       3,955        172,948
--------------------------------------------------------------------------------------------------------------
  Class B                                                     (6,177)     (276,825)     (4,023)      (172,948)
--------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (392,304)  (17,916,903)   (452,330)   (19,309,469)
--------------------------------------------------------------------------------------------------------------
  Class B                                                    (45,981)   (2,067,138)    (62,523)    (2,675,994)
--------------------------------------------------------------------------------------------------------------
  Class C                                                    (99,860)   (4,393,840)   (184,864)    (7,641,929)
--------------------------------------------------------------------------------------------------------------
  Class K                                                 (1,977,411)  (87,009,594)   (870,192)   (37,564,779)
--------------------------------------------------------------------------------------------------------------
  Investor Class                                          (1,657,666)  (76,023,814) (3,857,390)  (166,036,046)
--------------------------------------------------------------------------------------------------------------
                                                          (1,748,824) $(77,308,623) (1,940,821) $ (81,230,160)
--------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is record owner of more than 5% of the outstanding shares of the Fund and in the aggregate it owns 23% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                                   ----------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,              YEAR ENDED MARCH 31,
                                                                       2005         -----------------------------------
                                                                   -------------        2005          2004          2003
--------------------------------------------------------------------                -----------------------------------------
Net asset value, beginning of period                                 $  45.61       $ 42.83       $ 30.88       $ 38.96
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.13/(a)/    (0.05)/(a)/   (0.14)/(a)/   (0.17)/(a)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (0.35)         3.15         12.09         (7.91)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    (0.22)         3.10         11.95         (8.08)
-----------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --         (0.32)           --            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  45.39       $ 45.61       $ 42.83       $ 30.88
-----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       (0.48)%        7.23%        38.70%       (20.74)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $123,842       $87,068       $66,510       $27,175
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.33%/(c)/    1.42%/(d)/    1.48%         1.42%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              0.58%/(c)/   (0.11)%       (0.37)%       (0.56)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                               14%            8%           20%           20%
-----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $110,852,346.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.43% for the year ended March 31, 2005.
/(e)/Not annualized for periods less than one year.

                                                                                             CLASS B
                                                                   -----------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,               YEAR ENDED MARCH 31,
                                                                       2005          -----------------------------------
                                                                   -------------         2005          2004          2003
--------------------------------------------------------------------                 -----------------------------------------
Net asset value, beginning of period                                  $ 44.86        $ 42.22       $ 30.65       $ 38.96
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.03)/(a)/    (0.32)/(a)/   (0.40)/(a)/   (0.38)/(a)/
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (0.35)          3.08         11.97         (7.93)
------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    (0.38)          2.76         11.57         (8.31)
------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                  --          (0.12)           --            --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 44.48        $ 44.86       $ 42.22       $ 30.65
------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       (0.85)%         6.54%        37.75%       (21.33)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $37,669        $28,776       $18,814       $ 8,268
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         2.04%/(c)/     2.07%         2.15%         2.14%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or reimbursements                              2.04%/(c)/     2.08%         2.26%         2.23%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             (0.13)%/(c)/   (0.76)%       (1.04)%       (1.29)%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               14%             8%           20%           20%
------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $34,489,216. /(d)/Not annualized for periods less than one year.

                                                                          CLASS C
                                     ----------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED
                                     SEPTEMBER 30,                           YEAR ENDED MARCH 31,
                                         2005          ----------------------------------------------------------
                                     -------------         2005          2004        2003        2002          2001
--------------------------------------                 ----------------------------------------------------------------
Net asset value, beginning of
 period                                 $ 43.82        $ 41.24       $ 30.00       $ 38.29   $ 36.80       $47.09
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)             (0.03)/(a)/    (0.31)/(a)/   (0.46)/(a)/   (0.18)    (0.17)/(b)/  (0.13)/(b)/
-----------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities
   (both realized and unrealized)         (0.34)          3.02         11.70         (8.11)     2.02        (3.22)
-----------------------------------------------------------------------------------------------------------------------
   Total from investment operations       (0.37)          2.70         11.24         (8.29)     1.85        (3.35)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment
   income                                    --          (0.12)           --            --        --           --
-----------------------------------------------------------------------------------------------------------------------
 Distributions from net realized
   gains                                     --             --            --            --     (0.36)       (6.94)
-----------------------------------------------------------------------------------------------------------------------
   Total distributions                       --          (0.12)           --            --     (0.36)       (6.94)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 43.45        $ 43.82       $ 41.24       $ 30.00   $ 38.29       $36.80
-----------------------------------------------------------------------------------------------------------------------
Total return/(c)/                         (0.84)%         6.55%        37.47%       (21.65)%    5.10%       (6.18)%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                               $35,400        $29,706       $28,383       $17,768   $16,307       $5,388
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                    2.04%/(d)/     2.07%/(e)/    2.36%         2.44%     2.26%        2.08%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average net assets             (0.13)%/(d)/   (0.76)%       (1.25)%       (1.62)%   (1.48)%      (1.08)%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                 14%             8%           20%           20%       27%          28%
-----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.34) and $(0.16) for the years ended March 31, 2002 and 2001 respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $33,813,131. /(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.08% for the year ended March 31, 2005.
/(f)/Not annualized for periods less than one year.

                                                                                                      CLASS K
                                                                   -------------------------------------------------------
                                                                    SIX MONTHS
                                                                      ENDED
                                                                   SEPTEMBER 30             YEAR ENDED MARCH 31,
                                                                      2005,        -------------------------------------
                                                                   ------------         2005           2004        2003
--------------------------------------------------------------------               ----------------------------------------
Net asset value, beginning of period                                 $ 45.09       $  42.36       $  30.74       $ 38.98
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          0.10/(a)/     (0.09)/(a)/    (0.39)/(a)/   (0.06)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      (0.35)          3.11          12.01         (8.18)
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   (0.25)          3.02          11.62         (8.24)
---------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                                 --          (0.29)            --            --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 44.84       $  45.09       $  42.36       $ 30.74
---------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                      (0.55)%         7.13%         37.80%       (21.14)%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $15,948       $101,461       $117,792       $67,465
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.49%/(d)/     1.52%          2.14%         1.87%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.49%/(d)/     1.53%          2.14%         2.21%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             0.42%/(d)/    (0.21)%        (1.03)%       (1.05)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                              14%             8%            20%           20%
---------------------------------------------------------------------------------------------------------------------------

                                                                   -------------
                                                                   DECEMBER 14, 2001
                                                                      (DATE SALES
                                                                     COMMENCED) TO
                                                                       MARCH 31,
                                                                         2002
-------------------------------------------------------------------
Net asset value, beginning of period                                    $ 36.11
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                            (0.09)/(a)(b)/
----------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)          2.96
----------------------------------------------------------------------------------------
    Total from investment operations                                       2.87
----------------------------------------------------------------------------------------
Less dividends from net investment income                                    --
----------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 38.98
----------------------------------------------------------------------------------------
Total return/(c)/                                                          7.95%
----------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $62,226
----------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                           1.23%/(e)/
----------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                        1.23%/(e)/
----------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets               (0.48)%/(e)/
----------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                                 27%
----------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book differences, such as net operating losses which were reclassified from accumulated income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.09) for the year ended March 31, 2002. /(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $24,211,789. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.


                                                                   -------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,
                                                                       2005         --------------
                                                                   -------------         2005
--------------------------------------------------------------------                ---------------
Net asset value, beginning of period                                 $  45.54       $  42.75
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.14/(a)/     (0.00)/(a)/
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       (0.35)          3.14
---------------------------------------------------------------------------------------------------
    Total from investment operations                                    (0.21)          3.14
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                     --          (0.35)
---------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    --             --
---------------------------------------------------------------------------------------------------
    Total distributions                                                    --          (0.35)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  45.33       $  45.54
---------------------------------------------------------------------------------------------------
Total return/(c)/                                                       (0.46)%         7.35%
---------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $610,834       $659,978
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                  1.29%/(d)/     1.32%/(e)/
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets              0.62%/(d)/    (0.01)%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                               14%             8%
---------------------------------------------------------------------------------------------------

                                                                        INVESTOR CLASS
                                                                   --------------------------------------------------


                                                                              YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                        2004         2003         2002           2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  30.83       $  38.95   $  37.13       $  47.12
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.14)/(a)/    (0.23)     (0.03)/(b)/    (0.00)/(b)/
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     12.06          (7.89)      2.21          (3.05)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  11.92          (8.12)      2.18          (3.05)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                   --             --         --             --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --      (0.36)         (6.94)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                  --             --      (0.36)         (6.94)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  42.75       $  30.83   $  38.95       $  37.13
--------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     38.66%        (20.87)%     6.01%         (5.50)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $702,969       $536,108   $799,465       $607,428
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.49%          1.50%      1.40%          1.36%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.38)%        (0.69)%    (0.64)%        (0.51)%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                                             20%            20%        27%            28%
--------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding
/(b)/The net investment income (loss) per share was calculated after permanent book differences, such as net operating losses which were reclassified from accumulated income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.22) and $(0.18) for the years ended March 31, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of
     $643,782,031.
/(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.33% for the year ended March 31, 2005.
/(f)/Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES    OFFICERS                                                  OFFICE OF THE FUND
Bob R. Baker         Robert H. Graham                                          11 Greenway Plaza
                     President and Principal Executive Officer                 Suite 100
Frank S. Bayley                                                                Houston, TX 77046-1173
                     Mark H. Williamson
James T. Bunch       Executive Vice President                                  INVESTMENT ADVISOR
                                                                               A I M Advisors, Inc.
Bruce L. Crockett    Lisa O. Brinkley                                          11 Greenway Plaza
Chair                Senior Vice President and Chief Compliance Officer        Suite 100
                                                                               Houston, TX 77046-1173
Albert R. Dowden     Russell C. Burk
                     Senior Vice President and Senior Officer                  TRANSFER AGENT
Edward K. Dunn, Jr.                                                            AIM Investment Services, Inc.
                     Kevin M. Carome                                           P.O. Box 4739
Jack M. Fields       Senior Vice President, Secretary and Chief Legal Officer  Houston, TX 77210-4739

Carl Frischling      Sidney M. Dilgren                                         CUSTODIAN
                     Vice President, Treasurer and Principal Financial Officer State Street Bank and Trust Company
Robert H. Graham                                                               225 Franklin Street
Vice Chair           Robert G. Alley                                           Boston, MA 02110-2801
                     Vice President
Gerald J. Lewis                                                                COUNSEL TO THE FUND
                     J. Philip Ferguson                                        Ballard Spahr
Prema Mathai-Davis   Vice President                                            Andrews & Ingersoll, LLP
                                                                               1735 Market Street, 51st Floor
Lewis F. Pennock     Mark D. Greenberg                                         Philadelphia, PA 19103-7599
                     Vice President
Ruth H. Quigley                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                     William R. Keithler                                       Kramer, Levin, Naftalis & Frankel LLP
Larry Soll           Vice President                                            1177 Avenue of the Americas
                                                                               New York, NY 10036-2714
Raymond Stickel, Jr. Karen Dunn Kelley
                     Vice President                                            DISTRIBUTOR
Mark H. Williamson                                                             A I M Distributors, Inc.
                                                                               11 Greenway Plaza
                                                                               Suite 100
                                                                               Houston, TX 77046-1173

DOMESTIC EQUITY

AIM Aggressive Growth Fund
AIM Basic Balanced Fund*
AIM Basic Value Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Diversified Dividend Fund
AIM Dynamics Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/1/
AIM Mid Cap Growth Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Premier Equity Fund
AIM S&P 500 Index Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund/1/
AIM Small Company Growth Fund
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund
AIM Weingarten Fund

*Domestic equity and income fund

INTERNATIONAL/GLOBAL EQUITY

AIM Asia Pacific Growth Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund/1/
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Value Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM International Small Company Fund/1/
AIM Trimark Fund

SECTOR EQUITY

AIM Advantage Health Sciences Fund
AIM Energy Fund
AIM Financial Services Fund
AIM Global Health Care Fund
AIM Global Real Estate Fund
AIM Gold & Precious Metals Fund
AIM Leisure Fund
AIM Multi-Sector Fund
AIM Real Estate Fund/1/
AIM Technology Fund
AIM Utilities Fund

FIXED INCOME

TAXABLE

AIM Floating Rate Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund
AIM Money Market Fund
AIM Short Term Bond Fund
AIM Total Return Bond Fund
Premier Portfolio
Premier U.S. Government Money Portfolio

TAX-FREE

AIM High Income Municipal Fund/1/
AIM Municipal Bond Fund
AIM Tax-Exempt Cash Fund
AIM Tax-Free Intermediate Fund
Premier Tax-Exempt Portfolio

AIM ALLOCATION SOLUTIONS

AIM Conservative Allocation Fund
AIM Growth Allocation Fund/2/
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund

DIVERSIFIED PORTFOLIOS

AIM Income Allocation Fund
AIM International Allocation Fund

/1/This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

/2/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after December 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1976 AND MANAGES $129 BILLION IN ASSETS. AIM IS A SUBSIDIARY OF AMVESCAP PLC, ONE OF THE WORLD'S LARGEST INDEPENDENT FINANCIAL SERVICES COMPANIES WITH $381 BILLION IN ASSETS UNDER MANAGEMENT. DATA AS OF SEPTEMBER 30, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com                 I-LEI-SAR-1          A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

 Mutual     Retirement   Annuities   College   Separately  Offshore   Cash
 Funds      Products                 Savings   Managed     Products   Management
                                     Plans     Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                             AIM TECHNOLOGY FUND
                          Semiannual Report to Shareholders . September 30, 2005

                                 [COVER IMAGE]


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM TECHNOLOGY FUND SEEKS TO PROVIDE CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of September 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Effective October 21, 2005, after the close of the reporting period, Class K shares were converted to Class A shares.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. Investing in mid-sized companies involves greater risks not associated with investing in more established companies.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. Portfolio turnover is greater than that of most funds, which may affect performance.

ABOUT INDEXES USED IN THIS REPORT

.. The GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is a modified capitalization-weighted index composed of companies involved in the technology industry. The index is rebalanced semiannually.

.. The unmanaged LIPPER SCIENCE AND TECHNOLOGY FUND INDEX represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- INDEX) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 333-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the Securities and Exchange Commission Web site, sec.gov.

FUND NASDAQ SYMBOLS

Class A Shares                   ITYAX
Class B Shares                   ITYBX
Class C Shares                   ITHCX
Investor Class Shares            FTCHX

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE          NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM TECHNOLOGY FUND

                        DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                        The six-month period covered by this report was a good
                        one for the vast majority of investors. Equity and
                        fixed-income indexes, including municipal bond indexes,
                        delivered positive total returns. Solid economic growth
  [GRAHAM PHOTO]        and generally impressive company earnings offset
                        concerns about rising oil prices and the Federal
                        Reserve's repeated increases in short-term interest rates. In the short run, it appeared that hurricanes
                        Katrina and Rita, which heavily damaged parts of the Gulf Coast as the reporting period was ending, had inflicted little damage on the U.S. economy, though it may take some time before the full impact of the storms is known.

                                For a discussion of how market conditions
 ROBERT H. GRAHAM       affected your Fund and how the Fund was managed during
                        the reporting period, please turn to Page 3.

                        ADDITIONAL INFORMATION IN THIS REPORT

                        We would like to call your attention to two new elements
                        in this report on your Fund. First, on Page 2, is a
[WILLIAMSON PHOTO]      letter from Bruce Crockett, the independent Chair of the
                        Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the semiannual report on your Fund dated one year ago. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last October.

                                Mr. Crockett has expressed an interest in
                        keeping shareholders informed of the work of the Board
MARK H. WILLIAMSON      regularly via letters in the Fund reports. We certainly
                        consider this a valuable addition to the reports. The
                        Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                                One of the most important decisions the Board
                        makes each year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 7 and 8.

                                Further information about the markets, your
                        Fund, and investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                                We at AIM remain committed to building solutions
                        to help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                        Sincerely,

                        /s/ ROBERT H. GRAHAM      /s/ MARK H. WILLIAMSON

                        Robert H. Graham          Mark H. Williamson
                        President & Vice Chair,   President, A I M Advisors,
                        AIM Funds                 Inc.

                        NOVEMBER 14, 2005

                        AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM TECHNOLOGY FUND

                        DEAR AIM FUNDS SHAREHOLDERS:

                        As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                                At our most recent meeting in June 2005, your
                        Board approved voluntary fee reductions from A I M
                        Advisors, Inc. (AIM) that save shareholders
[CROCKETT PHOTO]        approximately $20.8 million annually, based on asset
                        levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                                Our June meeting, which was the culmination of
                        more than two and one-half months of review and
BRUCE L. CROCKETT       discussions, took place over a three-day period. The
                        meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM.
                        After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this semiannual report on Pages 7 and 8. I encourage you to review it.

                                Together with monitoring fund expenses, fund
                        performance is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                                Your Board has a well-defined process and
                        structure for monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                                At subcommittee meetings, held throughout the
                        year, the performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                                Be assured that your Board is working closely
                        with the management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                        Sincerely,

                        /s/ BRUCE L. CROCKETT

                        Bruce L. Crockett
                        Independent Chair
                        On Behalf of the Board of Trustees
                        AIM Funds

                        NOVEMBER 14, 2005

AIM TECHNOLOGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

For the six months ended September 30, 2005, all share classes of AIM Technology Fund boasted positive returns at net asset value. For the reporting period, information technology stocks, as a group, outperformed the broad stock market as measured by the S&P 500 Index; likewise, excluding sales charges, all share classes of your Fund outperformed the broad market.

     The Fund underperformed its style-specific index. While the Fund was overweight in semiconductor stocks relative to the Goldman Sachs Technology Composite Index, the average return for the Fund's semiconductor holdings lagged that of the index.

     Your Fund's long-term performance appears on Page 5.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-9/30/05,EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

        Class A Shares                          6.91%
        Class B Shares                          6.55
        Class C Shares                          6.51
        Class K Shares                          6.85
        Investor Class Shares                   6.89
        S&P 500 Index (Broad Market Index)      5.02
        Goldman Sachs Technology Composite
        Index (Style-specific Index)            8.35
        Lipper Science and Technology
        Fund Index (Peer Group Index)           10.95

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

HOW WE INVEST

We seek attractively valued, well-managed companies in the information technology sector with the potential to deliver attractive returns.

     We begin by identifying industries in the sector we believe may benefit over the next 12 to 24 months from strong fundamentals: increased demand, a new product cycle, or greater visibility among investors and the public. We weight these industries according to our assessment of the fundamentals and the perception of the industry among investors and analysts.

     Within each industry, we look for:

..    market leaders expected to demonstrate above-average earnings growth

..    strong management teams

..    large and growing markets that can support continued growth

..    proprietary content or products that provide a competitive advantage

     We then apply our proprietary valuation analysis, comparing a stock's current valuation to its historical valuations as well as the valuations of its competitors.

     Depending on market conditions, we may invest up to 80% of the Fund's assets in strategic, or core, holdings--companies we expect to hold for two or more years. We normally invest 20% to 50% of the Fund's assets in tactical, or non-core, holdings we believe have compelling near-term appreciation potential.

     We manage risk through diversification within the sector and by allocating a portion of assets to core holdings, which are generally more predictable. We also rely on internal controls and proprietary software to identify and manage risk.

     We may reduce or eliminate exposure to a stock when:

..    we identify a more attractive investment opportunity

..    a company's fundamentals change (product failure, reduced pricing power, margin compression, etc.)

..    a company's earnings disappoint

..    management's strategic direction shifts or unfavorable changes occur

MARKET CONDITIONS AND YOUR FUND

In testimony to Congress in late July, U.S. Federal Reserve Board (the Fed) Chairman Alan Greenspan reported that "our baseline outlook for the U.S. economy is one of sustained economic growth and contained inflation pressures." The most significant potential threats to continued economic expansion appeared to be rising short-term interest rates and historically high energy prices.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                               TOP 10 EQUITY HOLDINGS*

By industry
1. Semiconductors                         19.1%     1.  Yahoo! Inc.                    3.5%
2. Communications Equipment               16.6      2.  Microsoft Corp.                3.1
3. Internet Software & Services           10.3      3.  EMC Corp.                      3.0
4. Application Software                    8.7      4.  Motorola, Inc.                 2.5
5. Wireless Telecommunication Services     5.7      5.  Texas Instruments Inc.         2.4
6. Computer Hardware                       5.2      6.  Marvell Technology Group Ltd.  2.3
7. Computer Storage & Peripherals          5.2      7.  Google Inc.-Class A            2.3
8. Systems Software                        5.2      8.  Intel Corp.                    2.3
9. Semiconductor Equipment                 3.6      9.  Hewlett-Packard Co.            2.2
   11 Other Industries, Each Less                   10. Cisco Systems, Inc.            2.1
   Than 3% of Total Net Assets            20.5

   Money Market Funds
   Plus Other Assets Less                 -0.1
   Liabilities

                          TOTAL NET ASSETS          $1.2 BILLION
                          TOTAL NUMBER OF HOLDINGS* 89

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

                     *Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM TECHNOLOGY FUND

     During the second quarter of 2005, information technology (IT) stocks generally performed well. The third quarter was more challenging--both for the sector and for the Fund--as investor preference shifted from large blue-chip names to more speculative names in the sector. That shift hurt Fund holdings IBM, EMC and YAHOO!, among others. (We sold our stake in IBM during the reporting period.)

     Throughout the reporting period, semiconductor inventories continued to decline from previous high levels. This decline, together with stronger-than-expected demand for cell phones and computers (particularly laptops) caused many semiconductor stocks to perform well. At the close of the reporting period, approximately 20% of your Fund's total net assets was invested in semiconductor stocks, and Fund performance benefited as a result.

     The personal computer (PC) industry continued to see significant change during the reporting period, following IBM's decision late last year to sell its PC division to Chinese manufacturer Lenovo. In August, longtime market leader DELL reported its second quarter results; while its profits met forecasts, its revenues disappointed many investors. In contrast, a rejuvenated HEWLETT-PACKARD reported quarterly results that topped expectations. APPLE continued to do well largely on the strength of its iPod --REGISTERED TRADEMARK-- digital music player-- and we saw evidence that the "halo effect" is taking hold, i.e. that consumers are buying more Macintosh--REGISTERED TRADEMARK-- computers to go with their new iPods.

     During the reporting period, corporate IT spending continued to grow in the 3%-to-6% range, about as expected. Corporations were spending their IT budgets to upgrade their hardware, software and networks. However, due to the deflationary nature of the prices of many IT products (notably, hardware, but also software and services), revenue growth for many IT companies has not kept pace with unit sales growth. Nonetheless, given historical trends, we continued to anticipate seasonally strong corporate IT spending in the final quarter of the year.

     During the reporting period, we slightly reduced the number of holdings in the portfolio, taking a larger stake in those stocks in which we had the greatest conviction. At the start of the reporting period, your Fund held 96 stocks, and at its close it held 89.

     MOTOROLA AND CORNING were two stocks that contributed to your Fund's performance.

     We added Motorola to the portfolio during the reporting period. Recently, Motorola has won back market share with stylish new designs including the ultra-thin Razr. The company's cutting-edge products and renewed commitment to reduce costs have boosted Motorola's profit margins even as most rivals have seen their margins contract.

     Corning, once known for manufacturing cookware, remade itself in the 1990s into a leading provider of fiber optic cable. More recently, the company has become a leading provider of advanced glass used in displays for laptop computers, flat-panel monitors and high-definition liquid crystal display televisions. Corning's management has shown itself adept at finding new markets for the company's products, and we continued to hold the stock at the close of the reporting period.

     Dell and AVID TECHNOLOGY were two stocks that hindered Fund performance.

     Dell, a long-time Fund holding, uncharacteristically stumbled. The company appears to have mispriced its products relative to the market during the reporting period. This resulted in lower-than-expected revenues, spooking investors and sending the stock down 7% the day after it announced its second quarter results. We reduced our position in the stock prior to the company's earnings report, and we continued to monitor the situation closely to determine if Dell can recover relatively quickly or if its above-average growth rate may be slowing.

   Avid Technology's preeminent position in digital editing platforms and professional digital newsrooms could not overcome poor execution and a questionable acquisition. Because we were concerned about management's strategy, we eliminated Avid Technology from the portfolio during the reporting period.

IN CLOSING

At the close of the reporting period, we continued to see evidence of moderate growth in IT-related capital spending--and we saw some indications that such spending should increase as expected later in the year. As a result, we continued to position the Fund to benefit from corporate IT-related capital spending. As always, we thank you for your continued investment in AIM Technology Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[KEITHLER PHOTO]

WILLIAM R. KEITHLER, Chartered Financial Analyst, senior portfolio manager, is lead portfolio manager of AIM Technology Fund. He began his career in the investment industry in 1982 and joined the Fund's advisor in 1986, managing several funds for the company until 1993. He rejoined the Fund's advisor in 1998. Mr. Keithler has a B.A. from Webster College in St. Louis, and an M.A. in finance from the University of Wisconsin-Madison.


[FENTON PHOTO]

MICHELLE ESPELIEN FENTON, Chartered Financial Analyst, portfolio manager, is a portfolio manager of AIM Technology Fund. She began her career in the investment industry in 1995. Before joining the Fund's advisor in 1998, she worked as an equity analyst at another investment firm. She assumed her current duties in 2003. Ms. Fenton received her B.A. in finance from Montana State University.

Assisted by the Technology Team
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGE 5.

AIM TECHNOLOGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended September 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 9/30/05, including applicable sales charges
CLASS A SHARES
Inception (3/28/02)         -6.71%
  1 Year                     7.46

CLASS B SHARES
Inception (3/28/02)         -6.73%
  1 Year                     7.93

CLASS C SHARES
Inception (2/14/00)        -21.22%
  1 Year                    11.90

CLASS K SHARES
Inception (11/30/00)       -16.82%
  1 Year                    13.55

INVESTOR CLASS SHARES
Inception (1/19/84)         11.07%
10 Years                     3.51
  5 Years                  -23.26
  1 Year                    13.65
--------------------------------------------------------------------------------

The average annual total returns shown above demonstrate that the performance of a single-sector fund can be volatile. For example, the information technology sector strongly outperformed the broad market during the late 1990s, but was particularly weak during the market decline of 2000-2002. Over short-term periods, a single-sector fund's performance can be quite volatile; over longer-term periods, this volatility tends to lessen. Nonetheless, AIM believes single-sector funds can be valuable components of a well-diversified investment portfolio.

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. CLASS K SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.70% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST FOR THE FUND'S CLASS A, CLASS B AND CLASS K SHARES, PERFORMANCE FOR THESE SHARE CLASSES WOULD HAVE BEEN LOWER.

AIM TECHNOLOGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005, through September 30, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                      ACTUAL                       HYPOTHETICAL
                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

             BEGINNING        ENDING         EXPENSES          ENDING           EXPENSES      ANNUALIZED
SHARE      ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING      ACCOUNT VALUE     PAID DURING      EXPENSE
CLASS        (4/1/05)       (9/30/05)/1/    PERIOD/2,3/       (9/30/05)       PERIOD/2,4/       RATIO
  A        $  1,000.00      $  1,069.10      $  8.30          $ 1,017.05        $  8.09          1.60%
  B           1,000.00         1,065.50        11.91            1,013.54          11.61          2.30
  C           1,000.00         1,065.10        11.91            1,013.54          11.61          2.30
  K           1,000.00         1,068.50         9.07            1,016.29           8.85          1.75
Investor      1,000.00         1,068.90         8.25            1,017.10           8.04          1.59

/1/ The actual ending account value is based on the actual total return of the Fund for the period April 1, 2005, through September 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

/2/ Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year. Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12b-1 plan fees for Class A shares to 0.25%. Also effective on July 1, 2005, the advisor contractually agreed to limit expenses to 1.55% on Class A and Investor Class shares. The annualized expense ratio restated as if these agreements had been in effect throughout the entire most recent fiscal half year is 1.55% for Class A and Investor Class shares.

/3/ The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $8.04 for Class A and Investor Class shares.

/4/ The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.84 for Class A and Investor Class shares.
--------------------------------------------------------------------------------
                                 [ARROW    For More Information Visit
                                 BUTTON    AIMINVESTMENTS.COM
                                 IMAGE]

AIM TECHNOLOGY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Technology Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three and five year periods was below the median performance of such comparable funds and above such median performance for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Science & Technology Fund Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; (ii) was lower than the advisory fee rate for four offshore funds for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund; and (iii) was higher than the sub-advisory fee rates for two unaffiliated mutual funds for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual funds were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit

                                                                     (Continued)

AIM TECHNOLOGY FUND

expenses of the Fund through June 30, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2006. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

SUPPLEMENT TO SEMIANNUAL REPORT DATED 9/30/05

AIM TECHNOLOGY FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
For periods ended 9/30/05
Inception (12/21/98)            -2.24%
  5 Years                      -22.63
  1 Year                        14.54
  6 Months*                      7.33

*Cumulative total return that has not been annualized
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NAV. PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES.

     PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-525-8085 OR VISIT AIMINVESTMENTS.COM.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

--------------------------------------------------------------------------------

NASDAQ SYMBOL                                                              FTPIX

--------------------------------------------------------------------------------

                                   Over for information on your Fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                     [YOUR GOALS.
AIMINVESTMENTS.COM I-TEC-INS-2      OUR SOLUTIONS.]       [AIM INVESTMENTS LOGO]
                               - REGISTERED TRADEMARK - - REGISTERED TRADEMARK -

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005, through September 30, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended September 30, 2005, appears in the table on the front of this supplement.

     THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

                                          ACTUAL                      HYPOTHETICAL
                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING        ENDING         EXPENSES       ENDING             EXPENSES      ANNUALIZED
SHARE           ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE        PAID DURING     EXPENSE
CLASS             (4/1/05)       (9/30/05)/1/     PERIOD/2/     (9/30/05)           PERIOD/2/       RATIO
Institutional    $ 1,000.00      $ 1,073.30        $ 4.16      $ 1,021.06            $ 4.05         0.80%

/1/ The actual ending account value is based on the actual total return of the Fund for the period April 1, 2005, to September 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended September 30, 2005, appears in the table on the front of this supplement.

/2/ Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
--------------------------------------------------------------------------------
AIMINVESTMENTS.COM     I-TEC-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)

                                                                  MARKET
                                                     SHARES       VALUE
   -------------------------------------------------------------------------
   DOMESTIC STOCKS-84.63%

   APPLICATION SOFTWARE-6.17%
   Amdocs Ltd./(a)(b)/                                649,893 $   18,021,533
   -------------------------------------------------------------------------
   Autodesk, Inc./(b)/                                376,311     17,475,883
   -------------------------------------------------------------------------
   Cadence Design Systems, Inc./(a)(b)/               497,355      8,037,257
   -------------------------------------------------------------------------
   Macromedia, Inc./(a)(b)/                           508,346     20,674,432
   -------------------------------------------------------------------------
   Quest Software, Inc./(a)(b)/                       785,273     11,834,064
   -------------------------------------------------------------------------
                                                                  76,043,169
   -------------------------------------------------------------------------

   BIOTECHNOLOGY-2.87%
   Amgen Inc./(a)(b)/                                 158,594     12,635,184
   -------------------------------------------------------------------------
   Genentech, Inc./(a)/                               105,302      8,867,481
   -------------------------------------------------------------------------
   Genzyme Corp./(a)(b)/                              192,938     13,822,078
   -------------------------------------------------------------------------
   Ingenex, Inc.-Series B, Pfd. (Aquired 09/27/94;
    Cost $178,316)/(a)(c)(d)(e)/                       30,627              0
   -------------------------------------------------------------------------
                                                                  35,324,743
   -------------------------------------------------------------------------

   BROADCASTING & CABLE TV-1.22%
   Sirius Satellite Radio Inc./(a)(b)/                774,713      5,074,370
   -------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A/(a)/   279,193     10,025,821
   -------------------------------------------------------------------------
                                                                  15,100,191
   -------------------------------------------------------------------------

   COMMUNICATIONS EQUIPMENT-13.35%
   ADTRAN, Inc.                                       642,351     20,234,056
   -------------------------------------------------------------------------
   Cisco Systems, Inc./(a)/                         1,461,861     26,211,168
   -------------------------------------------------------------------------
   Comverse Technology, Inc./(a)/                     958,078     25,168,709
   -------------------------------------------------------------------------
   Corning Inc./(a)/                                1,158,947     22,402,445
   -------------------------------------------------------------------------
   F5 Networks, Inc./(a)(b)/                           33,231      1,444,552
   -------------------------------------------------------------------------
   Motorola, Inc./(b)/                              1,402,477     30,980,717
   -------------------------------------------------------------------------
   QUALCOMM Inc./(b)/                                 361,993     16,199,187
   -------------------------------------------------------------------------
   SafeNet, Inc./(a)(b)/                              249,487      9,058,873
   -------------------------------------------------------------------------
   Scientific-Atlanta, Inc./(b)/                      343,538     12,886,110
   -------------------------------------------------------------------------
                                                                 164,585,817
   -------------------------------------------------------------------------

   COMPUTER HARDWARE-5.21%
   Apple Computer, Inc./(a)(f)/                       486,145     26,062,233
   -------------------------------------------------------------------------
   Dell Inc./(a)/                                     309,944     10,600,085
   -------------------------------------------------------------------------
   Hewlett-Packard Co.                                941,892     27,503,246
   -------------------------------------------------------------------------
                                                                  64,165,564
   -------------------------------------------------------------------------

   COMPUTER STORAGE & PERIPHERALS-5.19%
   Electronics for Imaging, Inc./(a)(b)/              249,389      5,720,984
   -------------------------------------------------------------------------
   EMC Corp./(a)/                                   2,846,772     36,837,230
   -------------------------------------------------------------------------
   Emulex Corp./(a)(b)/                               304,584      6,155,643
   -------------------------------------------------------------------------
   Network Appliance, Inc./(a)/                       376,040      8,927,190
   -------------------------------------------------------------------------
   SanDisk Corp./(a)/                                 132,241      6,380,628
   -------------------------------------------------------------------------
                                                                  64,021,675
   -------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
---------------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED
 SERVICES-2.64%
DST Systems, Inc./(a)(b)/                                  310,446 $   17,021,754
---------------------------------------------------------------------------------
Fiserv, Inc./(a)(b)/                                       339,263     15,561,994
---------------------------------------------------------------------------------
                                                                       32,583,748
---------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT
 MANUFACTURERS-1.35%
Amphenol Corp. -- Class A                                  411,607     16,604,226
---------------------------------------------------------------------------------

ELECTRONIC MANUFACTURING
 SERVICES-0.62%
Trimble Navigation Ltd./(a)(b)/                            226,345      7,625,563
---------------------------------------------------------------------------------

HEALTH CARE SERVICES-0.62%
WebMD Corp./(a)(b)/                                        684,807      7,587,662
---------------------------------------------------------------------------------

HOME ENTERTAINMENT SOFTWARE-2.25%
Activision, Inc./(a)(b)/                                   725,632     14,839,174
---------------------------------------------------------------------------------
Electronic Arts Inc./(a)(b)/                               226,139     12,865,048
---------------------------------------------------------------------------------
                                                                       27,704,222
---------------------------------------------------------------------------------

INTERNET RETAIL-1.45%
eBay Inc./(a)/                                             336,137     13,848,844
---------------------------------------------------------------------------------
VistaPrint Ltd./(a)/                                       264,143      4,028,181
---------------------------------------------------------------------------------
                                                                       17,877,025
---------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-9.11%
Akamai Technologies, Inc./(a)(b)/                          740,349     11,808,566
---------------------------------------------------------------------------------
Google Inc. -- Class A/(a)/                                 88,727     28,078,546
---------------------------------------------------------------------------------
Openwave Systems Inc./(a)/                                 977,940     17,583,361
---------------------------------------------------------------------------------
WebEx Communications, Inc./(a)/                            459,696     11,267,149
---------------------------------------------------------------------------------
Yahoo! Inc./(a)(b)/                                      1,286,221     43,525,719
---------------------------------------------------------------------------------
                                                                      112,263,341
---------------------------------------------------------------------------------

IT CONSULTING & OTHER SERVICES-2.75%
Anteon International Corp./(a)(b)/                         279,785     11,963,607
---------------------------------------------------------------------------------
Cognizant Technology Solutions Corp. -- Class A/(a)(b)/    470,453     21,918,405
---------------------------------------------------------------------------------
                                                                       33,882,012
---------------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL
 SERVICES-0.67%
BlueStream Ventures L.P. (Aquired 08/30/00-
 06/14/05; Cost $20,272,527)/(a)(c)(d)(e)(g)(h)/        21,289,111      8,238,460
---------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-3.07%
Applied Materials, Inc./(b)/                               928,165     15,741,678
---------------------------------------------------------------------------------
ATMI, Inc./(a)(b)/                                         253,033      7,844,023
---------------------------------------------------------------------------------
FormFactor Inc./(b)/                                       363,671      8,298,972
---------------------------------------------------------------------------------
Photronics, Inc./(a)(b)/                                   304,612      5,909,473
---------------------------------------------------------------------------------
                                                                       37,794,146
---------------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
  ----------------------------------------------------------------------------

  SEMICONDUCTORS-16.81%
  Altera Corp./(a)(b)/                                  572,794 $   10,946,093
  ----------------------------------------------------------------------------
  Analog Devices, Inc./(b)/                             333,760     12,395,846
  ----------------------------------------------------------------------------
  Broadcom Corp. -- Class A/(a)/                        540,153     25,338,577
  ----------------------------------------------------------------------------
  Cypress Semiconductor Corp./(a)(b)/                   389,979      5,869,184
  ----------------------------------------------------------------------------
  Freescale Semiconductor Inc. -- Class A/(a)(b)/       181,786      4,255,610
  ----------------------------------------------------------------------------
  Freescale Semiconductor Inc. -- Class B/(a)/          494,379     11,657,457
  ----------------------------------------------------------------------------
  Intel Corp.                                         1,125,918     27,753,879
  ----------------------------------------------------------------------------
  Intersil Corp. -- Class A/(b)/                        550,160     11,982,485
  ----------------------------------------------------------------------------
  Linear Technology Corp./(b)/                          404,430     15,202,524
  ----------------------------------------------------------------------------
  Maxim Integrated Products, Inc./(b)/                  369,790     15,771,543
  ----------------------------------------------------------------------------
  Microchip Technology Inc./(b)/                        373,579     11,252,199
  ----------------------------------------------------------------------------
  Microsemi Corp./(a)(b)/                               186,522      4,763,772
  ----------------------------------------------------------------------------
  National Semiconductor Corp./(b)/                     792,082     20,831,757
  ----------------------------------------------------------------------------
  Texas Instruments Inc./(b)/                           858,353     29,098,167
  ----------------------------------------------------------------------------
                                                                   207,119,093
  ----------------------------------------------------------------------------

  SYSTEMS SOFTWARE-5.15%
  Microsoft Corp.                                     1,477,683     38,020,784
  ----------------------------------------------------------------------------
  Oracle Corp./(a)/                                   2,058,004     25,498,670
  ----------------------------------------------------------------------------
                                                                    63,519,454
  ----------------------------------------------------------------------------

  TECHNOLOGY DISTRIBUTORS-0.65%
  Ingram Micro Inc. -- Class A/(a)/                     432,184      8,012,691
  ----------------------------------------------------------------------------

  WIRELESS TELECOMMUNICATION
   SERVICES-3.48%
  ALLTEL Corp./(b)/                                     181,589     11,823,260
  ----------------------------------------------------------------------------
  NII Holdings Inc./(a)(b)/                             186,819     15,776,865
  ----------------------------------------------------------------------------
  Sprint Nextel Corp./(b)/                              514,128     12,225,964
  ----------------------------------------------------------------------------
  Syniverse Holdings Inc./(a)(b)/                       196,507      3,026,208
  ----------------------------------------------------------------------------
                                                                    42,852,297
  ----------------------------------------------------------------------------
    Total Domestic Stocks
     (Cost $790,697,003)                                         1,042,905,099
  ----------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-15.46%

  CANADA-2.65%
  Cognos, Inc. (Application Software)/(a)(b)/           331,281     12,896,769
  ----------------------------------------------------------------------------
  Research In Motion Ltd. (Communications
   Equipment)/(a)(b)/                                    91,288      6,244,099
  ----------------------------------------------------------------------------
  TELUS Corp. (Integrated Telecommunication Services)   324,900     13,554,848
  ----------------------------------------------------------------------------
                                                                    32,695,716
  ----------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
---------------------------------------------------------------------------------

CAYMAN ISLANDS-0.51%
NetEase.com Inc.-ADR (Internet Software &
 Services)/(a)/                                             69,631 $    6,267,486
---------------------------------------------------------------------------------

FRANCE-1.67%
Alcatel S.A.-ADR (Communications Equipment)/(a)(b)/      1,079,584     14,488,017
---------------------------------------------------------------------------------
Business Objects S.A.-ADR (Application Software)/(a)(b)/   176,019      6,118,420
---------------------------------------------------------------------------------
                                                                       20,606,437
---------------------------------------------------------------------------------

GERMANY-1.02%
SAP A.G.-ADR (Application Software)/(b)/                   290,641     12,593,475
---------------------------------------------------------------------------------

HONG KONG-0.64%
SINA Corp. (Internet Software & Services)/(a)(b)/          283,885      7,806,838
---------------------------------------------------------------------------------

ISRAEL-0.45%
NICE Systems Ltd.-ADR (Communications
 Equipment)/(a)/                                           122,284      5,524,791
---------------------------------------------------------------------------------

MEXICO-1.21%
America Movil S.A. de C.V.-Series L-ADR (Wireless
 Telecommunication Services)                               566,972     14,922,703
---------------------------------------------------------------------------------

NETHERLANDS-0.48%
ASML Holding N.V.-New York Shares (Semiconductor
 Equipment)/(a)(b)/                                        360,597      5,953,456
---------------------------------------------------------------------------------

SINGAPORE-3.13%
Flextronics International Ltd.(Electronic
 Manufacturing Services)/(a)(b)/                           777,575      9,991,839
---------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Semiconductors)/(a)(b)/     620,264     28,600,373
---------------------------------------------------------------------------------
                                                                       38,592,212
---------------------------------------------------------------------------------

SOUTH KOREA-0.58%
Samsung Electronics Co., Ltd. (Electronic Equipment
 Manufacturers)/(i)/                                        12,630      7,153,403
---------------------------------------------------------------------------------

SWEDEN-1.14%
Telefonaktiebolaget LM Ericsson-ADR
 (Communications Equipment)/(b)/                           381,710     14,062,196
---------------------------------------------------------------------------------

TAIWAN-1.02%
Hon Hai Precision Industry Co., Ltd. (Electronic
 Manufacturing Services)/(i)/                            2,680,952     12,536,450
---------------------------------------------------------------------------------

UNITED KINGDOM-0.96%
Vodafone Group PLC-ADR (Wireless
 Telecommunication Services)                               454,472     11,802,638
---------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $163,205,822)                                              190,517,801
---------------------------------------------------------------------------------

                                                NUMBER
                                                  OF      EXERCISE EXPIRATION     MARKET
                                               CONTRACTS   PRICE      DATE        VALUE
---------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED-0.03%

COMPUTER HARDWARE-0.03%
Apple Computer, Inc. (Cost $494,072)                4,861   $50      Oct-05   $      437,490
---------------------------------------------------------------------------------------------
                                                SHARES
MONEY MARKET FUNDS-0.59%
Premier Portfolio-Institutional Class
 (Cost $7,256,075)/(j)/                         7,256,075                          7,256,075
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.71% (excluding
 investments purchased with cash collateral
 from securities loaned) (Cost $961,652,972)                                   1,241,116,465
---------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
 FROM SECURITIES LOANED

MONEY MARKET FUNDS-13.54%
Premier Portfolio-Institutional Class/(j)(k)/ 166,858,657                        166,858,657
---------------------------------------------------------------------------------------------
   Total Money Market Funds (purchased with
     cash collateral from securities loaned)
     (Cost $166,858,657)                                                         166,858,657
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS-114.25%
 (Cost $1,128,511,629)                                                         1,407,975,122
---------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(14.25%)                                          (175,647,113)
---------------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                            $1,232,328,009
---------------------------------------------------------------------------------------------

Investment Abbreviations:

ADR- American Depositary Receipt
Pfd.- Preferred

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security has been pledged as collateral for securities lending transactions at September 30, 2005.
/(c)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at September 30, 2005 was $8,238,460, which represented 0.67% of the Fund's Net Assets. See Note 1A.
/(d)/Security is considered venture capital. See Note 1K.
/(e)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at September 30, 2005 was $8,238,460, which represented 0.67% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities.
/(f)/A portion of this security is subject to call options written. See Note 1I and Note 9.
/(g)/The Fund has a remaining commitment of $6,358,852 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
/(h)/Affiliated company. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value of this security at of September 30, 2005 represented 0.67 % of the Fund's Net Assets. See
     Note 3.
/(i)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at September 30, 2005 was $19,689,853, which represented 1.60% of the Fund's Net Assets. See Note 1A.
/(j)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(k)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $934,124,370)*                    $1,225,621,930
------------------------------------------------------------------------------------
Investments in affiliates (cost $194,387,259)                           182,353,192
------------------------------------------------------------------------------------
    Total investments (cost $1,128,511,629)                           1,407,975,122
------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $717,323)                         707,021
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       23,965,915
------------------------------------------------------------------------------------
  Investments sold to affiliates                                            126,741
------------------------------------------------------------------------------------
  Fund shares sold                                                          437,934
------------------------------------------------------------------------------------
  Dividends                                                                 412,055
------------------------------------------------------------------------------------
  Premiums written                                                          461,724
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           406,146
------------------------------------------------------------------------------------
Other assets                                                                 38,751
------------------------------------------------------------------------------------
    Total assets                                                      1,434,531,409
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                  13,646,066
------------------------------------------------------------------------------------
  Fund shares reacquired                                                 18,952,920
------------------------------------------------------------------------------------
  Options written, at market value (premiums received $461,724)             491,113
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        524,733
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                           166,858,657
------------------------------------------------------------------------------------
Accrued distribution fees                                                   380,560
------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             8,652
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                 880,165
------------------------------------------------------------------------------------
Accrued operating expenses                                                  460,534
------------------------------------------------------------------------------------
    Total liabilities                                                   202,203,400
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                          $1,232,328,009
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                        $1,669,014,423
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (7,823,039)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                               (708,288,762)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities, foreign currencies
 and option contracts                                                   279,425,387
------------------------------------------------------------------------------------
                                                                     $1,232,328,009
------------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $309,894,903
          ------------------------------------------------------------
          Class B                                         $ 81,796,059
          ------------------------------------------------------------
          Class C                                         $ 26,063,930
          ------------------------------------------------------------
          Class K                                         $ 12,610,598
          ------------------------------------------------------------
          Investor Class                                  $801,951,620
          ------------------------------------------------------------
          Institutional Class                             $     10,899
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           12,287,038
          ------------------------------------------------------------
          Class B                                            3,332,203
          ------------------------------------------------------------
          Class C                                            1,090,814
          ------------------------------------------------------------
          Class K                                              511,854
          ------------------------------------------------------------
          Investor Class                                    32,100,854
          ------------------------------------------------------------
          Institutional Class                                    415.5
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      25.22
          ------------------------------------------------------------
            Offering price per share:
            (Net asset value of $25.22 / 94.50%)          $      26.69
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      24.55
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      23.89
          ------------------------------------------------------------
          Class K:
            Net asset value and offering price per share  $      24.64
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      24.98
          ------------------------------------------------------------
          Institutional Class:
            Net asset value and offering price per share  $      26.23
          ------------------------------------------------------------

* At September 30, 2005, securities with an aggregate market value of $164,940,516 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $244,930)                                                         $ 2,893,963
---------------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $121,652, after
 compensation to counterparties of $207,225)                                                                       349,824
---------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                                                       3,243,787
---------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                                                    4,100,763
---------------------------------------------------------------------------------------------------------------------------
Administrative services fees                                                                                       174,540
---------------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                      34,886
---------------------------------------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                                                           469,198
---------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                           425,830
---------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                           134,192
---------------------------------------------------------------------------------------------------------------------------
 Class K                                                                                                            29,262
---------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                                  1,076,484
---------------------------------------------------------------------------------------------------------------------------
Transfer agent fees-A, B, C, K and Investor                                                                      4,441,362
---------------------------------------------------------------------------------------------------------------------------
Transfer agent fees-Institutional                                                                                        5
---------------------------------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                                           32,093
---------------------------------------------------------------------------------------------------------------------------
Other                                                                                                              203,228
---------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                                                               11,121,843
---------------------------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                                             (365,084)
---------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                                 10,756,759
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                    (7,512,972)
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:
Net realized gain (loss) from:
 Investment securities (includes gains from securities sold to affiliates of $4,799,882)                        84,894,625
---------------------------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                                                (20,261)
---------------------------------------------------------------------------------------------------------------------------
 Option contracts written                                                                                        1,982,588
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                86,856,952
---------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                                                           7,127,025
---------------------------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                                                 (8,717)
---------------------------------------------------------------------------------------------------------------------------
 Option contracts written                                                                                         (114,342)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,003,966
---------------------------------------------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and option contracts                                    93,860,918
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                           $86,347,946
---------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005 (Unaudited)

                                                                                  SEPTEMBER 30,     MARCH 31,
                                                                                      2005            2005
-----------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                                    $   (7,512,972) $   (14,440,048)
-----------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities, foreign currencies and option
   contracts                                                                         86,856,952      266,865,422
-----------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities,
   foreign currencies and option contracts                                            7,003,966     (423,163,376)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                   86,347,946     (170,738,002)
-----------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                            (25,613,220)     (77,627,447)
-----------------------------------------------------------------------------------------------------------------
 Class B                                                                            (11,767,018)     (31,117,750)
-----------------------------------------------------------------------------------------------------------------
 Class C                                                                             (2,593,193)      (8,376,194)
-----------------------------------------------------------------------------------------------------------------
 Class K                                                                             (1,049,118)      (6,196,692)
-----------------------------------------------------------------------------------------------------------------
 Investor Class                                                                    (148,454,125)    (393,625,584)
-----------------------------------------------------------------------------------------------------------------
 Institutional Class                                                                       (954)  (1,227,237,773)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions         (189,477,628)  (1,744,181,440)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                           (103,129,682)  (1,914,919,442)
-----------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                                              1,335,457,691    3,250,377,133
-----------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income (loss) of
   $(7,823,039) and $(310,067), respectively)                                    $1,232,328,009  $ 1,335,457,691
-----------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Technology Fund, formerly INVESCO Technology Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. VENTURE CAPITAL INVESTMENTS -- The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
L. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.55%, 2.30%, 2.30%, 1.75%, 1.55% and 1.30% of average daily net assets, respectively, through June 30, 2006. Prior to June 30, 2005, AIM voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.65%, 2.30%, 2.30%, 1.75%, 1.65% and 1.30% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $2,518 and reimbursed $339,401 of class level expenses of Class A, Class B, Class C, Class K and Investor Class shares in proportion to the net assets of each class.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the six months ended September 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $289.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $174,540.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $4,441,362 for Class A, Class B, Class C, Class K and Investor Class share classes and $5 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Prior to July 1,

2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of the amounts payable to ADI, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid ADI $469,198, $425,830, $134,192, $29,262 and $1,076,484,
respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $20,706 in front-end sales commissions from the sale of Class A shares and $113, $30,305, $1,059 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended September 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                 CHANGE IN
                                         MARKET                                  UNREALIZED     MARKET            REALIZED
                                         VALUE      PURCHASES   PROCEEDS FROM   APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                    03/31/05     AT COST        SALES      (DEPRECIATION)  09/30/05   INCOME   (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Premier Portfolio- Institutional Class $59,112,303 $209,057,515 $(260,913,743)      $--       $7,256,075 $228,172   $--
--------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                CHANGE IN
                                         MARKET                                 UNREALIZED      MARKET             REALIZED
                                         VALUE     PURCHASES   PROCEEDS FROM   APPRECIATION     VALUE     DIVIDEND   GAIN
FUND                                    03/31/05    AT COST        SALES      (DEPRECIATION)   09/30/05   INCOME*   (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio- Institutional Class $7,397,327 $373,661,851 $(214,200,521)      $--       $166,858,657 $121,652   $--
---------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the six months ended September 30, 2005.

                                                                         CHANGE IN
                                 MARKET                                  UNREALIZED      MARKET             REALIZED
                                 VALUE      PURCHASES   PROCEEDS FROM   APPRECIATION     VALUE     DIVIDEND   GAIN
COMPANY                         03/31/05     AT COST        SALES      (DEPRECIATION)   09/30/05    INCOME   (LOSS)
--------------------------------------------------------------------------------------------------------------------
BlueStream Ventures L.P.       $ 6,153,899 $  2,488,246 $          --    $(403,685)   $  8,238,460 $     --   $--
--------------------------------------------------------------------------------------------------------------------
Total Investment in affiliates $72,663,529 $585,207,612 $(475,114,264)   $(403,685)   $182,353,192 $349,824   $--
--------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended September 30, 2005, the Fund engaged in securities purchases of $11,260,800 and sales of $21,327,246, which resulted in net realized gains of $4,799,882.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended September 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $22,876.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $3,350 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended September 30, 2005, the Fund did not borrow or lend under the interfund facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At September 30, 2005, securities with an aggregate value of $164,940,516 were on loan to brokers. The loans were secured by cash collateral of $166,858,657 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended September 30, 2005, the Fund received dividends on cash collateral of $121,652 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                   ------------------------------------------
                                       CALL OPTION CONTRACTS
                                       ---------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS   RECEIVED
                   ------------------------------------------
                   Beginning of period   10,040  $   624,671
                   ------------------------------------------
                   Written               14,702    2,158,073
                   ------------------------------------------
                   Closed                (3,247)    (623,515)
                   ------------------------------------------
                   Exercised             (2,210)    (196,676)
                   ------------------------------------------
                   Expired              (17,340)  (1,500,829)
                   ------------------------------------------
                   End of period          1,945  $   461,724
                   ------------------------------------------

                      OPEN CALL OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------
                                                                       UNREALIZED
                     CONTRACT STRIKE NUMBER OF PREMIUMS MARKET VALUE  APPRECIATION
                      MONTH   PRICE  CONTRACTS RECEIVED   09/30/05   (DEPRECIATION)
-----------------------------------------------------------------------------------
Apple Computer, Inc.  Jan-06   $60     1,945   $461,724   $491,113      ($29,389)
-----------------------------------------------------------------------------------

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $114,716,266 of capital loss carryforward in the fiscal year ended March 31, 2006.
  The Fund has a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2010                  $416,234,709
                 ---------------------------------------------
                 March 31, 2011                   367,910,113
                 ---------------------------------------------
                 Total capital loss carryforward $784,144,822
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $797,999,205 and $949,353,611, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustee, AIM recovered third party research credits, during the six months ended September 30, 2005, in the amount of $43,535. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $285,498,246
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (12,284,418)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $273,213,828
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $1,134,761,294.

NOTE 12--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.
  As of the close of business on August 15, 2005, the Fund limited public sales of Class K shares to existing Class K shareholders. Subsequent to the end of the reporting period, on October 21, 2005, Class K shares converted to Class A shares and Class K shares are no longer offered publicly for sale. Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED               YEAR ENDED
                                                                SEPTEMBER 30,                  MARCH 31,
                                                                  2005/(a)/                      2005
                                                          -------------------------  ----------------------------
                                                            SHARES        AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    592,925  $  14,500,941    1,091,737  $    26,091,564
------------------------------------------------------------------------------------------------------------------
  Class B                                                    138,530      3,290,705      324,767        7,546,468
------------------------------------------------------------------------------------------------------------------
  Class C                                                    115,201      2,683,995      199,704        4,490,729
------------------------------------------------------------------------------------------------------------------
  Class K                                                     94,364      2,240,142      348,095        8,080,397
------------------------------------------------------------------------------------------------------------------
  Investor Class                                           2,185,568     52,813,346    7,578,874      177,927,956
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             --             --    1,199,210       30,689,266
------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    100,730      2,429,881      314,887        7,493,236
------------------------------------------------------------------------------------------------------------------
  Class B                                                   (103,336)    (2,429,881)    (321,273)      (7,493,236)
------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,748,413)   (42,544,042)  (4,673,472)    (111,212,247)
------------------------------------------------------------------------------------------------------------------
  Class B                                                   (532,668)   (12,627,842)  (1,344,399)     (31,170,982)
------------------------------------------------------------------------------------------------------------------
  Class C                                                   (229,045)    (5,277,188)    (568,055)     (12,866,923)
------------------------------------------------------------------------------------------------------------------
  Class K                                                   (137,751)    (3,289,260)    (628,117)     (14,277,089)
------------------------------------------------------------------------------------------------------------------
  Investor Class                                          (8,286,543)  (201,267,471) (24,400,287)    (571,553,540)
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (38)          (954) (52,868,543)  (1,257,927,039)
------------------------------------------------------------------------------------------------------------------
                                                          (7,810,476) $(189,477,628) (73,746,872) $(1,744,181,440)
------------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 14% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

NOTE 13--OTHER MATTERS

The AIM and INVESCO Families of Funds received requests from the SEC for information concerning the Funds' use of exchange traded funds and other registered investment companies, as well as compliance with Section 12(d)(1) of the Investment Company Act of 1940. After reviewing responsive information, the SEC issued a letter dated September 23, 2004 asserting that the Fund entered into certain securities transactions during the period June 2, 2002 to May 31, 2004 that may not have been in compliance with the percentage ownership restriction of certain investment companies and in particular HOLDRs. To the extent it is determined that these securities transactions were not in compliance, appropriate amounts will be reimbursed. At this time, the effect to the Shareholder is not expected to be material.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                     CLASS A
                                         -------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                          SEPTEMBER 30,                 YEAR ENDED MARCH 31,
                                              2005         -------------------------------------
                                         -------------          2005           2004            2003
------------------------------------------                 ----------------------------------------------
Net asset value, beginning of period       $  23.59        $  24.71       $  16.98       $ 30.41
---------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                 (0.13)/(a)/     (0.19)/(a)/    (0.33)/(a)/   (0.20)/(a)(b)/
---------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                    1.76           (0.93)          8.06        (13.23)
---------------------------------------------------------------------------------------------------------
   Total from investment operations            1.63           (1.12)          7.73        (13.43)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period             $  25.22        $  23.59       $  24.71       $ 16.98
---------------------------------------------------------------------------------------------------------
Total return/(c)/                              6.91%          (4.53)%        45.52%       (44.16)%
---------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $309,895        $314,755       $410,407       $ 4,460
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense
   reimbursements                              1.60%/(d)/      1.50%          1.50%         1.47%
---------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense
   reimbursements                              1.68%/(d)/      1.68%          1.93%         1.51%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                        (1.10)%/(d)/    (0.80)%        (1.31)%       (1.12)%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                     62%             92%           141%          107%
---------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.20) for the year ended March 31, 2003. /(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of
     $312,689,414.
/(e)/Not annualized for periods less than one year.

                                                                               CLASS B
                                                   ------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED
                                                   SEPTEMBER 30,                 YEAR ENDED MARCH 31,
                                                       2005          ------------------------------------
                                                   -------------         2005           2004            2003
----------------------------------------------------                 ---------------------------------------------
Net asset value, beginning of period                  $ 23.04        $ 24.29       $  16.84       $ 30.41
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                           (0.20)/(a)/    (0.34)/(a)/    (0.48)/(a)/   (0.27)/(a)(b)/
------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                       1.71          (0.91)          7.93        (13.30)
------------------------------------------------------------------------------------------------------------------
   Total from investment operations                      1.51          (1.25)          7.45        (13.57)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 24.55        $ 23.04       $  24.29       $ 16.84
------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                        6.55%         (5.15)%        44.24%       (44.62)%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $81,796        $88,240       $125,597       $   532
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements          2.30%/(d)/     2.15%          2.15%         2.15%
------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements       2.38%/(d)/     2.33%          3.16%         2.74%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                             (1.80)%/(d)/   (1.45)%        (1.96)%       (1.71)%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                               62%            92%           141%          107%
------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.27) for the year ended March 31, 2003. /(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $84,933,363. /(e)/Not annualized for periods less than one year.

                                                                                 CLASS C
                                         ---------------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED
                                         SEPTEMBER 30,                             YEAR ENDED MARCH 31,
                                             2005          ---------------------------------------------------------------
                                         -------------         2005          2004          2003          2002          2001
------------------------------------------                 ---------------------------------------------------------------------
Net asset value, beginning of period        $ 22.43        $ 23.64       $ 16.39       $ 29.73       $ 35.22       $101.85
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                 (0.21)/(a)/    (0.33)/(a)/   (0.45)/(a)/   (0.62)/(b)/   (0.22)/(b)/   (0.18)/(b)/
--------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                    1.67          (0.88)         7.70        (12.72)        (5.27)       (63.81)
--------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations            1.46          (1.21)         7.25        (13.34)        (5.49)       (63.99)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized
 gains                                           --             --            --            --            --         (2.64)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 23.89        $ 22.43       $ 23.64       $ 16.39       $ 29.73       $ 35.22
--------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                              6.51%         (5.12)%       44.23%       (44.87)%      (15.59)%      (63.89)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $26,064        $27,016       $37,191       $ 5,759       $18,910       $15,919
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense
   reimbursements                              2.30%/(d)/     2.15%         2.15%         2.69%         2.54%         1.86%
--------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense
   reimbursements                              2.38%/(d)/     2.33%         3.20%         3.95%         2.54%         1.86%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                        (1.80)%/(d)/   (1.45)%       (1.96)%       (2.39)%       (2.26)%       (1.30)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                     62%            92%          141%          107%           79%           85%
--------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.84), $(0.54) and $(0.36) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $26,765,035. /(e)/Not annualized for periods less than one year.

                                                                          CLASS K
                               --------------------------------------------------------------------------------------
                                SIX MONTHS                                                                   NOVEMBER 30,
                                   ENDED                                                                         2000
                               SEPTEMBER 30,                        YEAR ENDED MARCH 31,                     (DATE SALES
                                   2005          -------------------------------------------------            COMMENCED)
                               -------------         2005          2004          2003            2002        TO MARCH 31,
--------------------------------                 -----------------------------------------------------------
Net asset value, beginning of
 period                           $ 23.06        $ 24.21       $ 16.78       $ 30.22       $ 35.09            $ 60.01
----------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)       (0.15)/(a)/    (0.25)/(a)/   (0.42)/(a)/   (0.07)/(b)/   (0.27)/(a)(b)/     (0.82)/(b)/
----------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both realized
   and unrealized)                   1.73          (0.90)         7.85        (13.37)        (4.60)            (24.10)
----------------------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                      1.58          (1.15)         7.43        (13.44)        (4.87)            (24.92)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period    $ 24.64        $ 23.06       $ 24.21       $ 16.78       $ 30.22            $ 35.09
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                    6.85%         (4.75)%       44.28%       (44.47)%      (13.85)%           (41.54)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                   $12,611        $12,805       $20,224       $22,156       $27,147            $     1
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 net assets:
 With fee waivers and/or
   expense reimbursements            1.75%/(d)/     1.76%         2.12%         1.88%         1.28%              5.18%/(e)/
----------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or
   expense reimbursements            1.83%/(d)/     1.78%         2.74%         2.49%         1.28%              5.18%/(e)/
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average net
 assets                             (1.25)%/(d)/   (1.06)%       (1.93)%       (1.55)%       (1.15)%            (4.67)%/(e)/
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/           62%            92%          141%          107%           79%                85%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.30), $(0.27) and $(0.86) for the years ended March 31, 2003 and 2002 and the period ended March 31, 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $12,969,786. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                               --------------------------------------------------------------------------------------------
                                 SIX MONTHS
                                    ENDED
                                SEPTEMBER 30,                                  YEAR ENDED MARCH 31,
                                    2005         --------------------------------------------------------------------------
                               -------------          2005            2004            2003            2002             2001
--------------------------------                 --------------------------------------------------------------------------------
Net asset value, beginning of
 period                          $  23.37        $  24.49       $    16.90       $  30.41       $    35.60       $   101.92
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income (loss)       (0.13)/(a)/     (0.20)/(a)/      (0.35)/(a)/    (0.14)/(b)/      (0.08)/(b)/      (0.10)/(b)/
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both realized
   and unrealized)                   1.74           (0.92)            7.94         (13.37)           (5.11)          (63.58)
---------------------------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                      1.61           (1.12)            7.59         (13.51)           (5.19)          (63.68)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from net
 realized gains                        --              --               --             --               --            (2.64)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period   $  24.98        $  23.37       $    24.49       $  16.90       $    30.41       $    35.60
---------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                    6.89%          (4.57)%          44.91%        (44.43)%         (14.58)%         (63.54)%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                  $801,952        $892,630       $1,347,335       $853,530       $1,865,251       $2,181,879
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 net assets:
 With fee waivers and/or
   expense reimbursements            1.59%/(d)/      1.56%            1.72%          1.77%            1.37%            0.98%
---------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or
   expense reimbursements            1.63%/(d)/      1.58%            1.75%          1.77%            1.37%            0.98%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average net
 assets                             (1.09)%/(d)/    (0.86)%          (1.53)%        (1.46)%          (1.08)%          (0.47)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/           62%             92%             141%           107%              79%              85%
---------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.29), $(0.37) and $(0.33) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of
     $858,834,688.
/(e)/Not annualized for periods less than one year.

                                                                   INSTITUTIONAL CLASS
                          -----------------------------------------------------------------------------------------------
                           SIX MONTHS
                              ENDED
                          SEPTEMBER 30,                                    YEAR ENDED MARCH 31,
                              2005         ------------------------------------------------------------------------------
                          -------------        2005           2004             2003               2002               2001
---------------------------                ------------------------------------------------------------------------------------
Net asset value,
 beginning of period         $24.44        $25.35       $    17.34       $  30.93          $    35.98          $   102.55
-------------------------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income
   (loss)                     (0.04)/(a)/   (0.02)/(a)/      (0.16)/(a)/    (0.12)/(a)(b)/      (0.16)/(a)(b)/      (0.06)/(b)/
-------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on
   securities (both
   realized and
   unrealized)                 1.83         (0.89)            8.17         (13.47)              (4.89)             (63.87)
-------------------------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                1.79         (0.91)            8.01         (13.59)              (5.05)             (63.93)
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from
 net realized gains              --            --               --             --                  --               (2.64)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                      $26.23        $24.44       $    25.35       $  17.34          $    30.93          $    35.98
-------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/              7.33%        (3.59)%          46.19%        (43.94)%            (14.04)%            (63.39)%
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of
 period (000s omitted)       $   11        $   11       $1,309,623       $707,040          $1,360,738          $1,396,788
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets            0.80%/(d)/    0.79%/(e)/       0.86%          0.90%               0.74%               0.58%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to
 average net assets           (0.30)%/(d)/  (0.09)%          (0.67)%        (0.59)%             (0.46)%             (0.08)%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
 rate/(f)/                       62%           92%             141%           107%                 79%                 85%
-------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) been calculated using the current method, which is before reclassification of net operating losses, net investment income
     (loss) per share would have been $(0.12), $(0.16) and $(0.06) for the years ended March 31, 2003, 2002 and 2001, respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average daily net assets of $10,764. /(e)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.81% for year ended March 31, 2005.
/(f)/Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and
procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have the authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).
These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES    OFFICERS                                                  OFFICE OF THE FUND
Bob R. Baker         Robert H. Graham                                          11 Greenway Plaza
                     President and Principal Executive Officer                 Suite 100
Frank S. Bayley                                                                Houston, TX 77046-1173
                     Mark H. Williamson
James T. Bunch       Executive Vice President                                  INVESTMENT ADVISOR
                                                                               A I M Advisors, Inc.
Bruce L. Crockett    Lisa O. Brinkley                                          11 Greenway Plaza
Chair                Senior Vice President and Chief Compliance Officer        Suite 100
                                                                               Houston, TX 77046-1173
Albert R. Dowden     Russell C. Burk
                     Senior Vice President and Senior Officer                  TRANSFER AGENT
Edward K. Dunn, Jr.                                                            AIM Investment Services, Inc.
                     Kevin M. Carome                                           P.O. Box 4739
Jack M. Fields       Senior Vice President, Secretary and Chief Legal Officer  Houston, TX 77210-4739

Carl Frischling      Sidney M. Dilgren                                         CUSTODIAN
                     Vice President, Treasurer and Principal Financial Officer State Street Bank and Trust Company
Robert H. Graham                                                               225 Franklin Street
Vice Chair           Robert G. Alley                                           Boston, MA 02110-2801
                     Vice President
Gerald J. Lewis                                                                COUNSEL TO THE FUND
                     J. Philip Ferguson                                        Ballard Spahr
Prema Mathai-Davis   Vice President                                            Andrews & Ingersoll, LLP
                                                                               1735 Market Street, 51st Floor
Lewis F. Pennock     Mark D. Greenberg                                         Philadelphia, PA 19103-7599
                     Vice President
Ruth H. Quigley                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                     William R. Keithler                                       Kramer, Levin, Naftalis & Frankel LLP
Larry Soll           Vice President                                            1177 Avenue of the Americas
                                                                               New York, NY 10036-2714
Raymond Stickel, Jr. Karen Dunn Kelley
                     Vice President                                            DISTRIBUTOR
Mark H. Williamson                                                             A I M Distributors, Inc.
                                                                               11 Greenway Plaza
                                                                               Suite 100
                                                                               Houston, TX 77046-1173

     DOMESTIC EQUITY                        SECTOR EQUITY
AIM Aggressive Growth Fund             AIM Advantage Health Sciences Fund
AIM Basic Balanced Fund*               AIM Energy Fund
AIM Basic Value Fund                   AIM Financial Services Fund
AIM Blue Chip Fund                     AIM Global Health Care Fund
AIM Capital Development Fund           AIM Global Real Estate Fund
AIM Charter Fund                       AIM Gold & Precious Metals Fund
AIM Constellation Fund                 AIM Leisure Fund
AIM Diversified Dividend Fund          AIM Multi-Sector Fund
AIM Dynamics Fund                      AIM Real Estate Fund1
AIM Large Cap Basic Value Fund         AIM Technology Fund
AIM Large Cap Growth Fund              AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/1/             FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund               TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund             AIM Floating Rate Fund
AIM Premier Equity Fund                AIM High Yield Fund
AIM S&P 500 Index Fund                 AIM Income Fund
AIM Select Equity Fund                 AIM Intermediate Government Fund
AIM Small Cap Equity Fund              AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/1/           AIM Money Market Fund
AIM Small Company Growth Fund          AIM Short Term Bond Fund
AIM Trimark Endeavor Fund              AIM Total Return Bond Fund
AIM Trimark Small Companies Fund       Premier Portfolio
AIM Weingarten Fund                    Premier U.S. Government Money Portfolio

*Domestic equity and income fund       TAX-FREE

     INTERNATIONAL/GLOBAL EQUITY       AIM High Income Municipal Fund/1/
                                       AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund           AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund            AIM Tax-Free Intermediate Fund
AIM European Growth Fund               Premier Tax-Exempt Portfolio
AIM European Small Company Fund/1/
AIM Global Aggressive Growth Fund           AIM ALLOCATION SOLUTIONS
AIM Global Equity Fund
AIM Global Growth Fund                 AIM Conservative Allocation Fund
AIM Global Value Fund                  AIM Growth Allocation Fund/2/
AIM International Core Equity Fund     AIM Moderate Allocation Fund
AIM International Growth Fund          AIM Moderate Growth Allocation Fund
AIM International Small Company        AIM Moderately Conservative Allocation
 Fund/1/                                Fund
AIM Trimark Fund

                                            DIVERSIFIED PORTFOLIOS

                                       AIM Income Allocation Fund AIM
                                       International Allocation Fund

/1/ This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

/2/ Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after December 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1976 AND MANAGES $129 BILLION IN ASSETS. AIM IS A SUBSIDIARY OF AMVESCAP PLC, ONE OF THE WORLD'S LARGEST INDEPENDENT FINANCIAL SERVICES COMPANIES WITH $381 BILLION IN ASSETS UNDER MANAGEMENT. DATA AS OF SEPTEMBER 30, 2005.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

AIMinvestments.com              I-TEC-SAR-1             A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                              AIM UTILITIES FUND

                          Semiannual Report to Shareholders . September 30, 2005

                                 [COVER IMAGE]

                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM UTILITIES FUND SEEKS CAPITAL GROWTH AND INCOME.

.. Unless otherwise stated, information presented in this report is as of September 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES

.. Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

.. Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. Investing in smaller companies involves greater risk than investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

.. By concentrating on a small number of holdings, the Fund carries greater risk because each investment has a greater effect on the Fund's overall performance.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged LIPPER UTILITY FUND INDEX represents an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

----------------------------------
FUND NASDAQ SYMBOLS

Class A Shares               IAUTX
Class B Shares               IBUTX
Class C Shares               IUTCX
Investor Class Shares        FSTUX
----------------------------------

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE             NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

AIM UTILITIES FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

[GRAHAM PHOTO]        The six-month period covered by this report was a good
                    one for the vast majority of investors. Equity and fixed-income indexes, including municipal bond indexes, delivered positive total returns. Solid economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short- term interest rates. In the short run, it appeared that hurricanes Katrina and Rita, which heavily damaged parts of the Gulf Coast as the reporting period was ending, had inflicted little damage on the U.S. economy, though it may take some time before the full impact of the storms is known.

ROBERT H.GRAHAM       For a discussion of how market conditions affected your
                    Fund and how the Fund was managed during the reporting period, please turn to Page 3.

                    ADDITIONAL INFORMATION IN THIS REPORT

[WILLIAMSON PHOTO]    We would like to call your attention to two new elements
                    in this report on your Fund. First, on Page 2, is a letter from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr. Crockett in the semiannual report on your Fund dated one year ago. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last October.

MARK H. WILLIAMSON    Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                      One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 7 and 8.

                      Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                      We at AIM remain committed to building solutions to
                    help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                  /s/ MARK H. WILLIAMSON

                    Robert H. Graham                      Mark H. Williamson
                    President & Vice Chair, AIM Funds     President,
                                                          A I M Advisors, Inc.
                    November 14, 2005

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM UTILITIES FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

[CROCKETT PHOTO]      At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

BRUCE L. CROCKETT     Our June meeting, which was the culmination of more
                    than two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this semiannual report on Pages 7 and 8. I encourage you to review it.

                      Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                      Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                      At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                      Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    November 14, 2005

AIM UTILITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Investors continued to be drawn to utilities stocks because of their attractive dividends. Consequently, utilities was one of the few stock market sectors to post double-digit gains for the period--a trend that boosted your Fund's performance.

The Fund outperformed the S&P 500 Index as rising interest rates and fuel costs weighed heavily on other market sectors. The Fund's long-term performance can be found on Page 5.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 3/31/05-9/30/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                 19.37%

Class B Shares                 18.96

Class C Shares                 18.98

Investor Class Shares          19.39

S&P 500 Index
(Broad Market Index)            5.02

Lipper Utility Fund Index
(Peer Group Index)             16.04

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

HOW WE INVEST

We invest primarily in natural gas, electricity and telecommunication services companies, selecting stocks based on quantitative and fundamental analysis of individual companies. Quantitative analysis focuses on positive cash flows and predictable earnings. Fundamental analysis seeks strong balance sheets, competent management and sustainable dividends and distributions.

     We look for companies that could potentially benefit from industry trends, such as increased demand for certain products and deregulation of state markets, and that are attractively valued relative to the rest of the market. We also monitor and may adjust industry and position weights according to prevailing economic trends such as gross domestic product (GDP) growth and interest rate changes.

     We control risk by:

.. diversifying across most industries and sub-industries within the utilities sector

.. owning both regulated and unregulated utilities--unregulated companies provide greater growth potential, while regulated firms provide more stable dividends and principal

.. generally avoiding excessive concentration of assets in a small number of stocks

.. maintaining a reasonable cash position to avoid having to sell stocks during market downturns

     We may sell a stock for any of the following reasons:

.. earnings growth is threatened by deterioration in the firm's fundamentals or change in the operating environment

..  valuation becomes too high

..  corporate strategy changes

MARKET CONDITIONS AND YOUR FUND

Despite impressive corporate earnings, key stock market indexes generally posted only modest gains for the reporting period amid concerns about rising interest rates and fuel costs and the long-term economic effects of two devastating Gulf Coast hurricanes. Energy and utilities were the best-performing sectors of the S&P 500 Index and the only ones to post double-digit gains. Other sectors generally recorded modest gains or losses for the period.

     During the reporting period, the Federal Reserve (the Fed) approved four quarter-point increases to the key federal funds rate, which stood at 3.75% at the close of the reporting period. The Fed began raising short-term interest rates in 2004 to contain inflation. While short-term interest rates increased, long-term rates have declined--a trend that benefited utilities stocks. In this environment,

                                                                     (continued)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                               TOP 10 EQUITY HOLDINGS*

                   [PIE CHART]

By Industry
Multi-Utilities                            25.9%    1. TXU Corp.                      5.6%
Independent Power Producers &                       2. Dominion Resources, Inc.       4.7
Energy Traders                             12.7%    3. Questar Corp.                  4.7
Oil & Gas Storage & Transportation          8.2%    4. Williams Cos., Inc. (The)      4.3
Gas Utilities                               7.5%    5. Exelon Corp.                   4.0
Money Market Funds Plus                             6. PG&E Corp.                     3.9
Other Assets Less Liabilities               6.5%    7. Kinder Morgan, Inc.            3.9
Coal & Consumable Products                  3.8%    8. Peabody Energy Corp.           3.8
Integrated Telecommunication Services       2.9%    9. FPL Group, Inc.                3.2
Wireless Telecommunication Services         2.6%    10. Edison International          3.1
Water Utilities                             1.8%
Electric Utilities                         28.1%

                       TOTAL NET ASSETS             $320.4 million
                       TOTAL NUMBER OF HOLDINGS*      46

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM UTILITIES FUND

we observed that utilities stocks tended to be more attractive than interest-paying, investment-grade bonds--another income option for investors--because of their generally greater price appreciation potential.

We believe utilities stocks benefited from several other trends, including:

.. hot weather over much of the country, which increased demand for electricity for climate control indoors

.. the signing into law of the Energy Policy Act of 2005, which abolishes geographic constraints that have limited energy utilities to local markets

.. a trend among utilities companies to divest themselves of outside businesses to concentrate on their core operations

--------------------------------------------------------------------------------
We also observed that rising energy prices had relatively little negative effect on utilities ...
--------------------------------------------------------------------------------

We also observed that rising energy prices had relatively little negative effect on utilities, particularly those that were relatively unregulated and had the ability to pass on fuel costs to their customers. Indeed, companies with this ability were among the better-performing stocks for the Fund.

One of these stocks was TXU, a Texas-based power company and the Fund's top holding. TXU has made an impressive turnaround through restructuring, going from unprofitable early in 2004 to profitable this year. The company reported strong earnings for the second quarter of 2005 and reaffirmed its earnings guidance for the remainder of the year. TXU has benefited from the deregulation of the electric industry in Texas, which has enabled it to increase its customer base.

PEABODY ENERGY, the world's largest private-sector coal company, was also a positive contributor to Fund performance. The company, which provides fuel for generating about 3% of the world's electricity, has benefited from increased demand for coal. The firm reported earnings for the second quarter of 2005 increased 130% in comparison to the same quarter for the previous year.

Detracting from performance were:

.. CALPINE, a California-based power producer and marketer. The company reported "disappointing" financial results for the second quarter of 2005, as it was adversely affected by equipment outages in key markets and service agreement cancellations. We no longer own the stock

.. NATIONAL GRID TRANSCO, a British electric company. The firm reported a 14% decline in first quarter 2005 profits in comparison to the same period for the previous year.

IN CLOSING
While some provisions of the Tax Relief Reconciliation Act of 2003 may be reconsidered because of damage caused by the Gulf Coast hurricanes, we believe the 15% tax rate for qualified dividends, which has made utilities stocks attractive to investors, will be extended. However, we are somewhat concerned about interest rate and inflationary trends. Because utilities tend to underperform when interest rates and inflation are rising, we intend to maintain our focus on holding the favorably priced stocks of strong companies with reasonable growth prospects and attractive dividend yields. We thank you for your continued investment in AIM Utilities Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[SEGNER PHOTO]

JOHN S. SEGNER, the lead portfolio manager of AIM Utilities Fund, has more than 20 years of experience in the energy and investment industries. Before joining the Fund's advisor in 1997, he was managing director and principal with an investment management company that focused exclusively on publicly-traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by Energy/Gold/Utilities Team
--------------------------------------------------------------------------------
                             [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGE 5.

AIM UTILITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended September 30, 2005, the close of the six-month period covered by this report. Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 9/30/05, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)     10.44%
  1 Year                31.84

CLASS B SHARES
Inception (3/28/02)     10.80%
  1 Year                33.65

CLASS C SHARES
Inception (2/14/00)     -3.23%
  5 Years               -3.35
  1 Year                37.64

INVESTOR CLASS SHARES
Inception (6/2/86)       9.21%
 10 Years                7.97
  5 Years               -2.47
  1 Year                39.70
================================================================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE. INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR A CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

     HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM UTILITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005, through September 30, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                          ACTUAL                         HYPOTHETICAL
                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT  ENDING ACCOUNT       EXPENSES     ACCOUNT ENDING     EXPENSES       ANNUALIZED
SHARE             VALUE            VALUE         PAID DURING         VALUE        PAID DURING      EXPENSE
CLASS          (4/01/05)        (9/30/05)/1/      PERIOD/2/        (9/30/05)       PERIOD/2/        RATIO
  A           $ 1,000.00        $ 1,193.70         $  7.15        $ 1,018.55        $  6.58          1.30%
  B             1,000.00          1,189.60           11.25          1,014.79          10.35          2.05
  C             1,000.00          1,189.80           11.25          1,014.79          10.35          2.05
Investor        1,000.00          1,193.90            7.15          1,018.55           6.58          1.30

/1/The actual ending account value is based on the actual total return of the Fund for the period April 1, 2005, through September 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended September 30, 2005, appear in the table "Fund vs. Indexes" on Page 3.

/2/Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.
--------------------------------------------------------------------------------


                                             [ARROW   For More Information Visit
                                             BUTTON   AIMINVESTMENTS.COM
                                             IMAGE]

AIM UTILITIES FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Sector Funds (the "Board") oversees the management of AIM Utilities Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

.. The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

.. The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

.. The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three and five year periods was below the median performance of such comparable funds and above such median performance for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Utility Fund Index. The Board noted that the Fund's performance for the three and five year periods was below the performance of such Index and comparable to such Index for the one year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

.. Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

.. Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

.. Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was higher than the initial advisory fee rate for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

.. Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect through June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through March 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund (other than Institutional Class shares). The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund (including Institutional Class shares) that is lower than the contractual agreement, if applicable. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through March 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

                                                                     (continued)

AIM UTILITIES FUND

.. Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

.. Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

.. Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

.. Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

.. Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

.. AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

.. Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

.. Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

FINANCIALS

SCHEDULE OF INVESTMENTS
September 30, 2005
(Unaudited)


                                                           MARKET
                                                SHARES     VALUE
           ---------------------------------------------------------
           DOMESTIC COMMON STOCKS-78.12%

           COAL & CONSUMABLE FUELS-3.82%
           Peabody Energy Corp.                 145,000 $ 12,230,750
           ---------------------------------------------------------

           ELECTRIC UTILITIES-21.47%
           American Electric Power Co., Inc.     40,000    1,588,000
           ---------------------------------------------------------
           Cinergy Corp.                        110,000    4,885,100
           ---------------------------------------------------------
           Edison International                 210,000    9,928,800
           ---------------------------------------------------------
           Entergy Corp.                        115,000    8,546,800
           ---------------------------------------------------------
           Exelon Corp.                         239,950   12,822,928
           ---------------------------------------------------------
           FirstEnergy Corp.                    180,000    9,381,600
           ---------------------------------------------------------
           FPL Group, Inc.                      215,000   10,234,000
           ---------------------------------------------------------
           PPL Corp.                            260,000    8,405,800
           ---------------------------------------------------------
           Westar Energy, Inc.                  125,000    3,016,250
           ---------------------------------------------------------
                                                          68,809,278
           ---------------------------------------------------------

           GAS UTILITIES-7.55%
           Equitable Resources, Inc.            180,000    7,030,800
           ---------------------------------------------------------
           Peoples Energy Corp.                  55,000    2,165,900
           ---------------------------------------------------------
           Questar Corp.                        170,000   14,980,400
           ---------------------------------------------------------
                                                          24,177,100
           ---------------------------------------------------------

           INDEPENDENT POWER PRODUCERS & ENERGY
            TRADERS-12.70%
           Constellation Energy Group           140,000    8,624,000
           ---------------------------------------------------------
           Duke Energy Corp.                    320,000    9,334,400
           ---------------------------------------------------------
           NRG Energy, Inc./(a)/                109,722    4,674,157
           ---------------------------------------------------------
           TXU Corp.                            160,000   18,060,800
           ---------------------------------------------------------
                                                          40,693,357
           ---------------------------------------------------------

           INTEGRATED TELECOMMUNICATION
            SERVICES-1.52%
           Citizens Communications Co.          360,000    4,878,000
           ---------------------------------------------------------

           MULTI-UTILITIES-20.33%
           Ameren Corp.                         120,000    6,418,800
           ---------------------------------------------------------
           CenterPoint Energy, Inc.             310,000    4,609,700
           ---------------------------------------------------------
           Dominion Resources, Inc.             175,000   15,074,500
           ---------------------------------------------------------
           DTE Energy Co.                        65,000    2,980,900
           ---------------------------------------------------------
           KeySpan Corp.                        145,000    5,333,100
           ---------------------------------------------------------
           OGE Energy Corp.                      90,000    2,529,000
           ---------------------------------------------------------
           PG&E Corp.                           320,000   12,560,000
           ---------------------------------------------------------
           PNM Resources Inc.                   120,000    3,440,400
           ---------------------------------------------------------
           SCANA Corp.                           76,900    3,248,256
           ---------------------------------------------------------
           Sempra Energy                        190,000    8,941,400
           ---------------------------------------------------------
                                                          65,136,056
           ---------------------------------------------------------

                                                                   MARKET
                                                       SHARES      VALUE
   -------------------------------------------------------------------------

   OIL & GAS STORAGE &
    TRANSPORTATION-8.16%
   Kinder Morgan, Inc.                                  130,000 $ 12,500,800
   -------------------------------------------------------------------------
   Williams Cos., Inc. (The)                            545,000   13,652,250
   -------------------------------------------------------------------------
                                                                  26,153,050
   -------------------------------------------------------------------------

   WATER UTILITIES-1.79%
   Aqua America Inc.                                    151,250    5,750,525
   -------------------------------------------------------------------------

   WIRELESS TELECOMMUNICATION
    SERVICES-0.78%
   Sprint Nextel Corp.                                  105,000    2,496,900
   -------------------------------------------------------------------------
     Total Domestic Common Stocks
      (Cost $160,946,659)                                        250,325,016
   -------------------------------------------------------------------------
   FOREIGN STOCKS & OTHER EQUITY
    INTERESTS-14.77%

   FRANCE-1.58%
   Veolia Environnement (Multi-Utilities)/(b)(c)/       119,400    5,049,204
   -------------------------------------------------------------------------

   GERMANY-2.30%
   E.ON A.G. (Electric Utilities)/(a)(b)/                80,000    7,358,697
   -------------------------------------------------------------------------

   ITALY-3.40%
   Enel S.p.A. (Electric Utilities)/(b)(c)/             800,000    6,882,237
   -------------------------------------------------------------------------
   Telecom Italia S.p.A.-Savings Shares (Integrated
    Telecommunication Services)/(b)/                    448,368    1,249,057
   -------------------------------------------------------------------------
   Terna S.p.A. (Electric Utilities)/(b)(c)/          1,073,100    2,770,312
   -------------------------------------------------------------------------
                                                                  10,901,606
   -------------------------------------------------------------------------

   SPAIN-1.67%
   Endesa, S.A. (Electric Utilities)/(b)/               110,938    2,970,622
   -------------------------------------------------------------------------
   Telefonica, S.A. (Integrated Telecommunication
    Services)/(b)/                                      145,748    2,392,031
   -------------------------------------------------------------------------
                                                                   5,362,653
   -------------------------------------------------------------------------

   UNITED KINGDOM-5.82%
   Centrica PLC (Multi-Utilities)/(b)/                  809,820    3,521,049
   -------------------------------------------------------------------------
   National Grid PLC (Multi-Utilities)/(b)/           1,000,000    9,388,708
   -------------------------------------------------------------------------
   Vodafone Group PLC (Wireless Telecommunication
    Services)/(b)/                                    1,468,018    3,819,557
   -------------------------------------------------------------------------
   Vodafone Group PLC-ADR (Wireless Telecommunication
    Services)                                            74,100    1,924,378
   -------------------------------------------------------------------------
                                                                  18,653,692
   -------------------------------------------------------------------------
     Total Foreign Stocks & Other Equity Interests
      (Cost $40,511,157)                                          47,325,852
   -------------------------------------------------------------------------

                                                     PRINCIPAL     MARKET
                                                      AMOUNT       VALUE
   -------------------------------------------------------------------------
   NOTES-0.63%

   ELECTRIC UTILITIES-0.39%
   AmerenEnergy Generating Co.-Series C,
    Sr. Unsec. Global Notes, 7.75%, 11/01/05/(d)/   $   750,000 $    751,942
   -------------------------------------------------------------------------
   Kansas City Power & Light Co.,
    Sr. Unsec. Notes, 7.13%, 12/15/05/(d)/              500,000      502,585
   -------------------------------------------------------------------------
                                                                   1,254,527
   -------------------------------------------------------------------------

   INTEGRATED TELECOMMUNICATION
    SERVICES-0.24%
   British Telecommunications PLC (United Kingdom),
    Global Notes, 7.88%, 12/15/05/(d)/                  750,000      754,793
   -------------------------------------------------------------------------
     Total Notes (Cost $2,015,373)                                 2,009,320
   -------------------------------------------------------------------------

                                                      SHARES
   MONEY MARKET FUNDS-6.38%
   Premier Portfolio-Institutional Class
    (Cost $20,444,831)/(e)/                          20,444,831   20,444,831
   -------------------------------------------------------------------------
     TOTAL INVESTMENTS-99.90%
      (excluding investments purchased with cash
      collateral from securities loaned)
      (Cost $223,918,020)                                        320,105,019
   -------------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
  ----------------------------------------------------------------------------
  INVESTMENTS PURCHASED WITH CASH
   COLLATERAL FROM SECURITIES LOANED

  MONEY MARKET FUNDS-3.01%
  Premier Portfolio-Institutional Class/(e)(f)/        9,640,646 $  9,640,646
  ----------------------------------------------------------------------------
      Total Money Market Funds (purchased with cash
       collateral from securities loaned)
       (Cost $9,640,646)                                            9,640,646
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-102.91% (Cost $233,558,666)                   329,745,665
  ----------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(2.91%)                            (9,322,768)
  ----------------------------------------------------------------------------
  NET ASSETS-100.00%                                             $320,422,897
  ----------------------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt
Sr. - Senior
Unsec.- Unsecured
Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at September 30, 2005 was $45,401,474, which represented 14.17% of the Fund's Net Assets. See Note 1A.
/(c)/All or a portion of this security has been pledged as collateral for securities lending transactions at September 30, 2005.
/(d)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at September 30, 2005 was $2,009,320, which represented 0.63% of the Fund's Net Assets. See Note 1A.
/(e)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(f)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $203,473,189)*                     $299,660,188
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $30,085,477)         30,085,477
-----------------------------------------------------------------------------------
    Total investments (cost $233,558,666)                              329,745,665
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                       1,179,526
-----------------------------------------------------------------------------------
  Dividends and interest                                                   648,644
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           72,453
-----------------------------------------------------------------------------------
Other assets                                                                50,150
-----------------------------------------------------------------------------------
    Total assets                                                       331,696,438
-----------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                    946,270
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                   341,123
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        94,257
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            9,640,646
-----------------------------------------------------------------------------------
Accrued distribution fees                                                   94,987
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                            3,253
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                 86,432
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  66,573
-----------------------------------------------------------------------------------
    Total liabilities                                                   11,273,541
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $320,422,897
-----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $314,354,451
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                (325,372)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (89,791,550)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             96,185,368
-----------------------------------------------------------------------------------
                                                                      $320,422,897
-----------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $162,720,679
          ------------------------------------------------------------
          Class B                                         $ 45,697,303
          ------------------------------------------------------------
          Class C                                         $ 11,708,910
          ------------------------------------------------------------
          Investor Class                                  $100,296,005
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           11,237,010
          ------------------------------------------------------------
          Class B                                            3,145,186
          ------------------------------------------------------------
          Class C                                              799,690
          ------------------------------------------------------------
          Investor Class                                     6,868,576
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      14.48
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $14.48 / 94.50%)        $      15.32
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      14.53
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      14.64
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      14.60
          ------------------------------------------------------------

* At September 30, 2005, securities with an aggregate market value of $9,113,239 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended September 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $129,437)                                                         $ 4,995,667
---------------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $30,212, after
 compensation to counterparties of $185,593)                                                                       146,445
---------------------------------------------------------------------------------------------------------------------------
Interest and bond premium amortization                                                                             (99,359)
---------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                                                       5,042,753
---------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                                                    1,001,826
---------------------------------------------------------------------------------------------------------------------------
Administrative services fees                                                                                        45,764
---------------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                      20,900
---------------------------------------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                                                           164,052
---------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                           200,716
---------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                            46,442
---------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                                    108,100
---------------------------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                                                410,961
---------------------------------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                                                           11,158
---------------------------------------------------------------------------------------------------------------------------
Other                                                                                                              113,515
---------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                                                                2,123,434
---------------------------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangement                                              (200,679)
---------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                                  1,922,755
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                            3,119,998
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain from:
 Investment securities                                                                                           3,405,022
---------------------------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                                                 28,375
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,433,397
---------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                                                          41,602,042
---------------------------------------------------------------------------------------------------------------------------
 Foreign currencies                                                                                                 (6,906)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                41,595,136
---------------------------------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                                                      45,028,533
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                           $48,148,531
---------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended September 30, 2005 and the year ended March 31, 2005

                                                                                                     SEPTEMBER 30,   MARCH 31,
                                                                                                         2005          2005
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income                                                                               $  3,119,998  $  5,787,147
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities and foreign currencies                                    3,433,397     7,929,205
--------------------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment securities and foreign currencies                 41,595,136    34,630,010
--------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                                48,148,531    48,346,362
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
 Class A                                                                                               (1,758,135)   (2,901,177)
--------------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                 (363,396)     (685,445)
--------------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                  (88,795)     (129,399)
--------------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                        (1,110,856)   (2,058,141)
--------------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets resulting from distributions                                                 (3,321,182)   (5,774,162)
--------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                                               27,460,931    (9,390,014)
--------------------------------------------------------------------------------------------------------------------------------
 Class B                                                                                                3,663,974    (5,658,456)
--------------------------------------------------------------------------------------------------------------------------------
 Class C                                                                                                3,170,026      (751,072)
--------------------------------------------------------------------------------------------------------------------------------
 Investor Class                                                                                         6,235,730    (3,714,283)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                             40,530,661   (19,513,825)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets                                                                          85,358,010    23,058,375
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                                                                  235,064,887   212,006,512
--------------------------------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income (loss) of $(325,372) and $(15,543),
   respectively)                                                                                     $320,422,897  $235,064,887
--------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Utilities Fund, formerly INVESCO Utilities Fund, (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  Investor Class shares of the Fund are offered only to certain grandfathered investors.
  The Fund's investment objective is to achieve capital growth and current income.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.30%, 2.05%, 2.05% and 1.30% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.90%, 2.65%, 2.65% and 1.90% of average daily net assets, respectively, through March 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the six months ended September 30, 2005, AIM waived fees of $1,602 and reimbursed expenses of $194,727.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit shareholder reporting, communications and trustee expenses. For the six months ended September 30, 2005, AMVESCAP's expense reimbursement was less than $100.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended September 30, 2005, AIM was paid $45,764.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended September 30, 2005, the Fund paid AISI $410,961.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended September 30, 2005, the Class A, Class B, Class C and Investor Class shares paid ADI $164,052, $200,716, $46,442 and $108,100, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2005, ADI advised the Fund that it retained $42,451 in front-end sales commissions from the sale of Class A shares and $540, $8,269 and $297 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended September 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                               CHANGE IN
                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES  PROCEEDS FROM  APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    03/31/05     AT COST       SALES     (DEPRECIATION)   09/30/05    INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class  $1,026,579  $63,907,206 $(44,488,954)      $--       $20,444,831  $116,233     $--
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               CHANGE IN
                                                                               UNREALIZED
                                      MARKET VALUE  PURCHASES  PROCEEDS FROM  APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                    03/31/05     AT COST       SALES     (DEPRECIATION)   09/30/05   INCOME*  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $11,544,702  $24,566,713 $(26,470,769)      $--       $ 9,640,646  $ 30,212     $--
-----------------------------------------------------------------------------------------------------------------------------
Total                                 $12,571,281  $88,473,919 $(70,959,723)      $--       $30,085,477  $146,445     $--
-----------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended September 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $4,350.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended September 30, 2005, the Fund paid legal fees of $1,770 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended September 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At September 30, 2005, securities with an aggregate value of $9,113,239 were on loan to brokers. The loans were secured by cash collateral of $9,640,646 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended September 30, 2005, the Fund received dividends on cash collateral of $30,212 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2005 to utilizing $74,376,234 of capital loss carryforward in the fiscal year ended March 31, 2006.
  The Fund had a capital loss carryforward as of March 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 March 31, 2010                   $68,055,133
                 ---------------------------------------------
                 March 31, 2011                    23,729,348
                 ---------------------------------------------
                 March 31, 2013                       303,708
                 ---------------------------------------------
                 Total capital loss carryforward  $92,088,189
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains (losses) as of November 24, 2003, the date of the reorganization of AIM Global Utilities Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended September 30, 2005 was $46,400,674 and $25,505,770, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  At the request of the Trustee, AIM recovered third party research credits, during the six months ended September 30, 2005, in the amount of $24,873. These research credits were recorded as realized gains.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $91,908,642
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,666,893)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $90,241,749
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $239,503,916.

NOTE 10--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                        CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED             YEAR ENDED
                                                                SEPTEMBER 30,               MARCH 31,
                                                                  2005/(a)/                   2005
                                                          ------------------------  ------------------------
                                                            SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                  3,130,150  $ 42,175,477   1,349,057  $ 15,037,912
-------------------------------------------------------------------------------------------------------------
  Class B                                                    858,102    11,293,797     686,957     7,827,572
-------------------------------------------------------------------------------------------------------------
  Class C                                                    478,678     6,314,741     218,268     2,494,228
-------------------------------------------------------------------------------------------------------------
  Investor Class                                           1,368,737    18,458,728   1,519,629    17,110,449
-------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    112,798     1,546,557     229,550     2,550,083
-------------------------------------------------------------------------------------------------------------
  Class B                                                     23,269       319,430      53,977       599,076
-------------------------------------------------------------------------------------------------------------
  Class C                                                      5,874        81,154       9,938       111,371
-------------------------------------------------------------------------------------------------------------
  Investor Class                                              75,893     1,046,899     172,440     1,934,858
-------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    155,988     2,038,003     388,776     4,257,299
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (155,560)   (2,038,003)   (387,695)   (4,257,299)
-------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (1,393,601)  (18,299,106) (2,825,080)  (31,235,308)
-------------------------------------------------------------------------------------------------------------
  Class B                                                   (446,584)   (5,911,250)   (901,951)   (9,827,805)
-------------------------------------------------------------------------------------------------------------
  Class C                                                   (240,784)   (3,225,869)   (302,675)   (3,356,671)
-------------------------------------------------------------------------------------------------------------
  Investor Class                                          (1,001,169)  (13,269,897) (2,049,799)  (22,759,590)
-------------------------------------------------------------------------------------------------------------
                                                           2,971,791  $ 40,530,661  (1,838,608) $(19,513,825)
-------------------------------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 10% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                                   ----------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,            YEAR ENDED MARCH 31,
                                                                       2005         -----------------------------------
                                                                   -------------        2005          2004        2003
--------------------------------------------------------------------                -------------------------------------
Net asset value, beginning of period                                 $  12.28       $  10.10      $   8.13      $ 10.66
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.16           0.30/(a)/     0.22/(a)/    0.16
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        2.21           2.18          1.98        (2.40)
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     2.37           2.48          2.20        (2.24)
-------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                               (0.17)         (0.30)        (0.23)       (0.29)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  14.48       $  12.28      $  10.10      $  8.13
-------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       19.37%         24.95%        27.33%      (21.05)%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $162,721       $113,325      $101,899      $   450
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.30%/(c)/     1.40%         1.40%        1.41%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.45%/(c)/     1.46%         1.77%        1.74%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     2.47%/(c)/     2.76%         2.27%        2.79%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               10%            33%          101%          64%
-------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of
     $130,882,877.
/(d)/Not annualized for periods less than one year.

                                                                                         CLASS B
                                                                   --------------------------------------------------
                                                                    SIX MONTHS
                                                                       ENDED
                                                                   SEPTEMBER 30,           YEAR ENDED MARCH 31,
                                                                       2005         ---------------------------------
                                                                   -------------        2005         2004       2003
--------------------------------------------------------------------                -----------------------------------
Net asset value, beginning of period                                  $ 12.32       $ 10.13      $  8.15      $ 10.66
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.11          0.23/(a)/    0.16/(a)/    0.13
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        2.22          2.19         1.98        (2.43)
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                     2.33          2.42         2.14        (2.30)
-----------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                               (0.12)        (0.23)       (0.16)       (0.21)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 14.53       $ 12.32      $ 10.13      $  8.15
-----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                       18.96%        24.17%       26.47%      (21.67)%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $45,697       $35,303      $34,606      $   193
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         2.05%/(c)/    2.05%        2.05%        2.14%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      2.20%/(c)/    2.21%        2.79%        2.69%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     1.72%/(c)/    2.11%        1.62%        1.84%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                               10%           33%         101%          64%
-----------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $40,033,567. /(d)/Not annualized for periods less than one year.

                                                                          CLASS C
                                         --------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED
                                         SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                             2005         ----------------------------------------------------
                                         -------------       2005        2004       2003      2002        2001
------------------------------------------                ---------------------------------------------------------
Net asset value, beginning of period        $ 12.41       $10.21      $ 8.22      $ 10.63   $ 16.08   $ 20.40
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                  0.11         0.23/(a)/   0.16/(a)/    0.15      0.03     (0.00)/(a)/
-------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                    2.24         2.20        1.98        (2.47)    (5.48)    (3.22)
-------------------------------------------------------------------------------------------------------------------
   Total from investment operations            2.35         2.43        2.14        (2.32)    (5.45)    (3.22)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income         (0.12)       (0.23)      (0.15)       (0.09)    (0.00)    (0.10)
-------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains           --           --          --           --        --     (1.00)
-------------------------------------------------------------------------------------------------------------------
   Total distributions                        (0.12)       (0.23)      (0.15)       (0.09)    (0.00)    (1.10)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 14.64       $12.41      $10.21      $  8.22   $ 10.63   $ 16.08
-------------------------------------------------------------------------------------------------------------------
Total return/(b)/                             18.98%       24.08%      26.17%      (21.85)%  (33.87)%  (15.83)%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $11,709       $6,900      $6,437      $   667   $ 1,799   $ 3,579
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense
   reimbursements                              2.05%/(c)/   2.05%       2.05%        2.05%     2.04%     2.07%
-------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense
   reimbursements                              2.20%/(c)/   2.21%       3.14%        3.70%     2.45%     2.11%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average net assets                         1.72%/(c)/   2.11%       1.62%        1.75%     0.32%    (0.02)%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                     10%          33%        101%          64%       56%       49%
-------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $9,262,959. /(d)/Not annualized for periods less than one year.

                                                                       INVESTOR CLASS
                                         ------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED
                                         SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                             2005         -------------------------------------------------------
                                         -------------        2005         2004       2003       2002       2001
------------------------------------------                ---------------------------------------------------------
Net asset value, beginning of period       $  12.38       $ 10.18      $  8.19      $ 10.66   $  16.20   $  20.42
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                         0.16          0.31/(a)/    0.22/(a)/    0.23       0.15       0.13
-------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                    2.23          2.21         2.01        (2.46)     (5.54)     (3.22)
-------------------------------------------------------------------------------------------------------------------
   Total from investment operations            2.39          2.52         2.23        (2.23)     (5.39)     (3.09)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income         (0.17)        (0.32)       (0.24)       (0.24)     (0.15)     (0.13)
-------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains           --            --           --           --         --      (1.00)
-------------------------------------------------------------------------------------------------------------------
   Total distributions                        (0.17)        (0.32)       (0.24)       (0.24)     (0.15)     (1.13)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $  14.60       $ 12.38      $ 10.18      $  8.19   $  10.66   $  16.20
-------------------------------------------------------------------------------------------------------------------
Total return/(b)/                             19.39%        25.08%       27.50%      (20.99)%   (33.34)%   (15.18)%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $100,296       $79,536      $69,065      $72,749   $124,578   $232,877
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense
   reimbursements                              1.30%/(c)/    1.30%        1.30%        1.30%      1.30%      1.30%
-------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense
   reimbursements                              1.45%/(c)/    1.46%        2.01%        1.90%      1.57%      1.40%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                            2.47%/(c)/    2.86%        2.37%        2.63%      1.09%      0.74%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                     10%           33%         101%          64%        56%        49%
-------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $86,244,246. /(d)/Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and
procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court, which Conditional Transfer Order was finalized on October 19, 2005. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and
     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES    OFFICERS                                                  OFFICE OF THE FUND
Bob R. Baker         Robert H. Graham                                          11 Greenway Plaza
                     President and Principal Executive Officer                 Suite 100
Frank S. Bayley                                                                Houston, TX 77046-1173
                     Mark H. Williamson
James T. Bunch       Executive Vice President                                  INVESTMENT ADVISOR
                                                                               A I M Advisors, Inc.
Bruce L. Crockett    Lisa O. Brinkley                                          11 Greenway Plaza
Chair                Senior Vice President and Chief Compliance Officer        Suite 100
                                                                               Houston, TX 77046-1173
Albert R. Dowden     Russell C. Burk
                     Senior Vice President and Senior Officer                  TRANSFER AGENT
Edward K. Dunn, Jr.                                                            AIM Investment Services, Inc.
                     Kevin M. Carome                                           P.O. Box 4739
Jack M. Fields       Senior Vice President, Secretary and Chief Legal Officer  Houston, TX 77210-4739

Carl Frischling      Sidney M. Dilgren                                         CUSTODIAN
                     Vice President, Treasurer and Principal Financial Officer State Street Bank and Trust Company
Robert H. Graham                                                               225 Franklin Street
Vice Chair           Robert G. Alley                                           Boston, MA 02110-2801
                     Vice President
Gerald J. Lewis                                                                COUNSEL TO THE FUND
                     J. Philip Ferguson                                        Ballard Spahr
Prema Mathai-Davis   Vice President                                            Andrews & Ingersoll, LLP
                                                                               1735 Market Street, 51st Floor
Lewis F. Pennock     Mark D. Greenberg                                         Philadelphia, PA 19103-7599
                     Vice President
Ruth H. Quigley                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                     William R. Keithler                                       Kramer, Levin, Naftalis & Frankel LLP
Larry Soll           Vice President                                            1177 Avenue of the Americas
                                                                               New York, NY 10036-2714
Raymond Stickel, Jr. Karen Dunn Kelley
                     Vice President                                            DISTRIBUTOR
Mark H. Williamson                                                             A I M Distributors, Inc.
                                                                               11 Greenway Plaza
                                                                               Suite 100
                                                                               Houston, TX 77046-1173

      DOMESTIC EQUITY                               SECTOR EQUITY

AIM Aggressive Growth Fund                AIM Advantage Health Sciences Fund
AIM Basic Balanced Fund*                  AIM Energy Fund
AIM Basic Value Fund                      AIM Financial Services Fund
AIM Blue Chip Fund                        AIM Global Health Care Fund
AIM Capital Development Fund              AIM Global Real Estate Fund
AIM Charter Fund                          AIM Gold & Precious Metals Fund
AIM Constellation Fund                    AIM Leisure Fund
AIM Diversified Dividend Fund             AIM Multi-Sector Fund
AIM Dynamics Fund                         AIM Real Estate Fund/1/
AIM Large Cap Basic Value Fund            AIM Technology Fund
AIM Large Cap Growth Fund                 AIM Utilities Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/1/                     FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                  TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                AIM Floating Rate Fund
AIM Premier Equity Fund                   AIM High Yield Fund
AIM S&P 500 Index Fund                    AIM Income Fund
AIM Select Equity Fund                    AIM Intermediate Government Fund
AIM Small Cap Equity Fund                 AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/1/              AIM Money Market Fund
AIM Small Company Growth Fund             AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                 AIM Total Return Bond Fund
AIM Trimark Small Companies Fund          Premier Portfolio
AIM Weingarten Fund                       Premier U.S. Government Money
                                           Portfolio
* Domestic equity and income fund
                                          TAX-FREE
         INTERNATIONAL/GLOBAL EQUITY
                                          AIM High Income Municipal Fund/1/
AIM Asia Pacific Growth Fund              AIM Municipal Bond Fund
AIM Developing Markets Fund               AIM Tax-Exempt Cash Fund
AIM European Growth Fund                  AIM Tax-Free Intermediate Fund
AIM European Small Company Fund/1/        Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                            AIM ALLOCATION SOLUTIONS
AIM Global Growth Fund
AIM Global Value Fund                     AIM Conservative Allocation Fund
AIM International Core Equity Fund        AIM Growth Allocation Fund/2/
AIM International Growth Fund             AIM Moderate Allocation Fund
AIM International Small Company Fund/1/   AIM Moderate Growth Allocation Fund
AIM Trimark Fund                          AIM Moderately Conservative
                                           Allocation Fund

                                                  DIVERSIFIED PORTFOLIOS

                                          AIM Income Allocation Fund
                                          AIM International Allocation Fund

/1/This fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the fund, please see the appropriate prospectus.

/2/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after December 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $381 billion in assets under management. Data as of September 30, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------


AIMinvestments.com                 I-UTI-SAR-1          A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual    Retirement   Annuities   College   Separately    Offshore   Cash
Funds     Products                 Savings   Managed       Products   Management
                                   Plans     Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

ITEM 2. CODE OF ETHICS.

          There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of September 15, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of September 15, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)  Not applicable.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Sector Funds

By: /s/ Robert H. Graham
    --------------------------------------
    Robert H. Graham
    Principal Executive Officer

Date: November 30, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert H. Graham
    --------------------------------------
    Robert H. Graham
    Principal Executive Officer

Date: November 30, 2005

By: /s/ Sidney M. Dilgren
    --------------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: November 30, 2005

                                  EXHIBIT INDEX

12(a)(1)  Not applicable.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.